SCUDDER
                                                                     INVESTMENTS

                            Taxable Income I



Prospectus

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                                February 1, 2004
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                            Scudder Fixed Income Fund
                            Classes A, B, C and R

                            Scudder High Income Fund
                            Classes A, B and C

                            Scudder Short Duration Fund
                            Classes A, B and C

                            Scudder Strategic Income Fund
                            Classes A, B and C

                            Scudder U.S. Government Securities Fund
                            Classes A, B and C









As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

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Contents
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How the Funds Work                         How to Invest in the Funds

 4  Scudder Fixed Income Fund              59  Choosing a Share Class

11  Scudder High Income Fund               66  How to Buy Class A, B and C
                                               Shares
18  Scudder Short Duration Fund
                                           67  How to Exchange or Sell
25  Scudder Strategic Income Fund              Class A, B and C Shares

31  Scudder U.S. Government                68  How to Buy Class R Shares
    Securities Fund
                                           68  Policies You Should Know
36  Other Policies and Risks                   About

37  Who Manages and Oversees               77  Understanding Distributions
    the Funds                                  and Taxes

42  Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

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                                    |  Class A    Class B     Class C    Class R

                     ticker symbol  |  SFXAX      SFXBX       SFXCX      SFXRX

                     fund number    |  493        693         793        1504

  Scudder Fixed Income Fund
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The Fund's Main Investment Strategy

The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The fund invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The fund may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the fund's investment objective are not readily available for purchase. The fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the fund, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the fund's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking to earn higher current income than an investment in money market mutual funds may provide.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o at times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 28, 2002. The inception date for Class R shares is October 1, 2003. In the bar chart, the performance figures for Class A before inception are based on the historical performance of the fund's original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class A. In the table, the performance figures before the applicable inception date are based on the historical performance of the fund's original share class (Institutional Class) adjusted to reflect both the higher gross total annual operating expenses of Class A, B, C or R and the current applicable sales charges for Class A, B or C.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Fixed Income Fund

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Annual Total Returns (%) as of 12/31 each year                     Class A
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THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1994       -2.18
1995       17.81
1996        4.22
1997        9.15
1998        7.64
1999       -0.81
2000       11.71
2001        9.05
2002        8.92
2003        4.18


For the periods included in the bar chart:

Best Quarter: 5.28%, Q2 1995              Worst Quarter: -3.27%, Q1 1994

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Average Annual Total Returns (%) as of 12/31/2003
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                                           1 Year        5 Years      10 Years
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Class A
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  Returns before Taxes                    -0.51           5.54          6.33
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  Return after Taxes on Distributions     -2.11           3.13          3.68
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  Return after Taxes on Distributions     -1.96           3.09          3.67
  and Sale of Fund Shares
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Class B (Return before Taxes)              0.42           5.56          6.02
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Class C (Return before Taxes)              2.37           5.51          5.92
--------------------------------------------------------------------------------
Class R (Return before Taxes)              3.85           6.22          6.53
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Index (reflects no deductions for          4.10           6.62          6.95
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds which include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the Index is in the intermediate range.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.












--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

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Fee Table                              Class A    Class B    Class C     Class R
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Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge         4.50%      4.00%      2.00%        None
(Load)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed     4.50       None       1.00        None
on Purchases (as % of offering
price)
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Maximum Deferred Sales Charge           None^1      4.00       1.00        None
(Load) (as % of redemption proceeds)
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Annual Operating Expenses, deducted from fund assets
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Management Fee                          0.40%      0.40%      0.40%       0.40%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee^2              0.25       0.75       0.75        0.50
--------------------------------------------------------------------------------
Other Expenses^3,^5                     0.15       0.34       0.40        0.15
--------------------------------------------------------------------------------
Total Annual Operating Expenses^4       0.80       1.49       1.55        1.05
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^1 Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled "Choosing a Share Class -- Class A shares.")

^2 Includes a shareholder servicing fee for Class R shares of up to 0.25%.

^3 Includes a shareholder servicing fee for Class B and Class C shares of up to 0.25%.

^4 Through February 28, 2005, the investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that total operating expenses will not exceed 0.80% for Class A shares, 1.55% for Class B and Class C shares and 1.05% for Class R shares.

^5 Estimated for Class R since Class R shares had only one month of operations during the fund's last fiscal year.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $528           $694           $874        $1,395
--------------------------------------------------------------------------------
Class B shares               552            771          1,013         1,421
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Class C shares               356            585            936         1,927
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Class R shares               107            334            579         1,283
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Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $528           $694           $874        $1,395
--------------------------------------------------------------------------------
Class B shares               152            471            813         1,421
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Class C shares               256            585            936         1,927
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Class R shares               107            334            579         1,283
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                                       10

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                                             |   Class A     Class B     Class C

                              ticker symbol  |   KHYAX       KHYBX       KHYCX

                              fund number    |   008         208         308

  Scudder High Income Fund
--------------------------------------------------------------------------------

The fund seeks the highest level of current income obtainable from a diversified portfolio of fixed income securities which the fund's investment manager considers consistent with reasonable risk. As a secondary objective, the fund will seek capital gain where consistent with its primary objective.

Under normal circumstances, this fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. Generally, most are from US issuers, but up to 25% of total assets could be invested in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).





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OTHER INVESTMENTS Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The investment process involves using both a "top-down" approach, first focusing on sector allocations and considering macro trends in the economy and a "bottom-up" approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The fund's average portfolio maturity may vary and may be shortened by certain of the fund's securities which have floating or variable interest rates or include put features that provide the fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept risk of loss of principal and who are interested in the potential for high current income.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Other factors that could affect performance include:

o the portfolio manager could be wrong in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or C and the current applicable sales charges for Class B or C.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder High Income Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                      Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1994       -1.72
1995       17.46
1996       13.49
1997       11.51
1998        1.28
1999        2.39
2000       -9.22
2001        3.37
2002       -1.01
2003       25.01

For the periods included in the bar chart:

Best Quarter: 9.01%, Q2 2003              Worst Quarter: -6.61%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------
                                          1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                     19.39           2.60          5.34
--------------------------------------------------------------------------------
  Return after Taxes on Distributions     15.80          -2.20          0.93
--------------------------------------------------------------------------------
  Return after Taxes on                   12.38          -1.06          1.62
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)             21.01           2.56          4.91
--------------------------------------------------------------------------------
Class C (Return before Taxes)             22.74           2.46          4.84
--------------------------------------------------------------------------------
Index (reflects no deductions for         27.94           6.44          7.30
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

In both the chart and the table, total returns for 2000-2001 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.












--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                  Class A        Class B        Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge            4.50%          4.00%          2.00%
(Load)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed        4.50            None          1.00
on Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales          None*          4.00           1.00
Charge (Load) (as % of redemption
proceeds)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                             0.54%          0.54%          0.54%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee           0.23           1.00           1.00
--------------------------------------------------------------------------------
Other Expenses**                           0.17           0.22           0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses***         0.94           1.76           1.73
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Restated to reflect estimated costs due to the termination of the fixed rate administrative fee.

*** Through September 30, 2005, the investment advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.90% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses. Assuming the management fee and 12b-1 distribution/service fees remain the same, the fee cap would have no effect on estimated annual fund operating expenses.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $542           $736           $947          $1,553
--------------------------------------------------------------------------------
Class B shares               579            854          1,154           1,657
--------------------------------------------------------------------------------
Class C shares               374            639          1,029           2,121
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $542           $736           $947          $1,553
--------------------------------------------------------------------------------
Class B shares               179            554            954           1,657
--------------------------------------------------------------------------------
Class C shares               274            639          1,029           2,121
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              |  Class A     Class B     Class C

                               ticker symbol  |  SDUAX       SDUBX       SDUCX

                               fund number    |  434         634         734

  Scudder Short Duration Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. The fund invests in US Treasury, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds.

The fund invests primarily in investment-grade short-term fixed income securities rated within the top three credit rating categories. The fund may invest up to 15% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk. The fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the fund's investment objective are not otherwise readily available for purchase. The fund may invest up to 40% of its total assets in asset-backed securities.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Merrill Lynch 1-3 Year US Treasury Index. In managing the fund, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors the managers believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Merrill Lynch 1-3 Year US Treasury Index.

Company research lies at the heart of the fund's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity of the fund is generally shorter than the stated maturity (usually about one year) due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking to earn higher current income than an investment in money market mutual funds may provide.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o at times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is February 28, 2003. Performance figures before that date are based on the historical performance of the fund's original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges for Class A, B or C.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Short Duration Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996      5.20
1997      6.49
1998      6.26
1999      4.20
2000      7.73
2001      6.31
2002      5.01
2003      2.91

For the periods included in the bar chart:

Best Quarter: 3.16%, Q3 1998              Worst Quarter: 0.11%, Q4 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------
                                                                       Since
                                          1 Year        5 Years       Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                      0.08           4.63          5.24
--------------------------------------------------------------------------------
  Return after Taxes on Distributions     -0.86           2.54          2.99
--------------------------------------------------------------------------------
  Return after Taxes on                   -0.81           2.57          3.00
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Class B (return before Taxes)             -0.76           4.28          4.80
--------------------------------------------------------------------------------
Class C (return before Taxes)              1.11           4.22          4.67
--------------------------------------------------------------------------------
Index (reflects no deduction for           1.90           5.37          6.04
fees, expenses or taxes)**
--------------------------------------------------------------------------------

Index: The Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.

*    Inception date for Institutional Class was March 13, 1995.

**   Index comparison begins on March 31, 1995.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.











--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                 Class A        Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge (Load)       2.75%          4.00%          2.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed          2.75           None           1.00
on Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)         None^1         4.00           1.00
(as % of redemption proceeds)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                               0.40%          0.40%          0.40%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                     0.25           0.75           0.75
--------------------------------------------------------------------------------
Other Expenses^2                             0.25           0.49           0.49
--------------------------------------------------------------------------------
Total Annual Operating Expenses              0.90           1.64           1.64
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement            0.10           0.09           0.09
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses^3        0.80           1.55           1.55
--------------------------------------------------------------------------------

^1 Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled "Choosing a Share Class -- Class A shares.")

^2 Includes a shareholder servicing fee of up to 0.25% for Class B and Class C shares.

^3 Through February 28, 2005, the investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that total operating expenses will not exceed 0.80% for Class A shares and 1.55% for Class B and Class C shares.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $354          $544           $750        $1,343
--------------------------------------------------------------------------------
Class B shares               558           808          1,083         1,557
--------------------------------------------------------------------------------
Class C shares               356           603            974         2,017
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $354          $544           $750        $1,343
--------------------------------------------------------------------------------
Class B shares               158           508            883         1,557
--------------------------------------------------------------------------------
Class C shares               256           603            974         2,017
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              |  Class A     Class B     Class C

                               ticker symbol  |  KSTAX       KSTBX       KSTCX

                               fund number    |  010         210         310


  Scudder Strategic Income Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks a high current return. The fund invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the fund's investments may vary; the fund may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The fund may invest up to 50% of total assets in foreign bonds. The fund may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

The managers may shift the proportions of the fund's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the fund's portfolio, depending on their outlook for interest rates.

--------------------------------------------------------------------------------

OTHER INVESTMENTS Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in a bond fund that emphasizes different types of bonds depending on market and economic outlooks.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or C and the current applicable sales charges for Class B or C.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Strategic Income Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                      Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1994       -3.83
1995       19.67
1996        8.58
1997        8.25
1998        3.79
1999       -0.79
2000       -4.77
2001        3.89
2002        5.56
2003       19.34

For the periods included in the bar chart:

Best Quarter: 8.56%, Q2 2003              Worst Quarter: -2.26%, Q3 2000

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------
                                        1 Year         5 Years        10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                   13.97            3.44           5.22
--------------------------------------------------------------------------------
  Return after Taxes on                 14.28            0.76           2.12
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                 11.91            1.40           2.53
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)           15.36            3.32           4.72
--------------------------------------------------------------------------------
Class C (Return before Taxes)           17.26            3.51           4.83
--------------------------------------------------------------------------------
Index (reflects no deductions for        4.67            6.66           6.98
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index: The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.

In both the chart and the table, total returns for 1999-2003 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.










--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                     Class A       Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge (Load)        4.50%         4.00%        2.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on        4.50          None         1.00
Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge      None*         4.00         1.00
(Load) (as % of redemption proceeds)
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                0.57%         0.57%        0.57%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.22          0.99         0.99
--------------------------------------------------------------------------------
Other Expenses**                              0.26          0.36         0.41
--------------------------------------------------------------------------------
Total Annual Operating Expenses***            1.05          1.92         1.97
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Restated to reflect estimated costs due to the termination of the fixed rate administrative fee.

*** Through September 30, 2005, the investment advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.05% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $552           $768         $1,002        $1,673
--------------------------------------------------------------------------------
Class B shares               595            902          1,236         1,806
--------------------------------------------------------------------------------
Class C shares               398            712          1,151         2,372
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $552           $768         $1,002        $1,673
--------------------------------------------------------------------------------
Class B shares               195            602          1,036         1,806
--------------------------------------------------------------------------------
Class C shares               298            712          1,151         2,372
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              |  Class A     Class B     Class C

                               ticker symbol  |  KUSAX       KUSBX       KUSCX

                               fund number    |  018         218         318

  Scudder U.S. Government Securities Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks high current income, liquidity and security of principal. The fund normally invests all of its assets in securities issued by the US government, its agencies or instrumentalities. The fund invests principally in US government securities of any maturity, focusing on Ginnie Maes. Ginnie Maes are mortgage-backed securities that are issued or guaranteed by the Government National Mortgage Association (GNMA) and are supported by the full faith and credit of the United States. The fund may invest in other mortgage-backed securities and other US government securities including US Treasuries and other securities issued by the US government, its agencies or instrumentalities, some of which may be supported only by the credit of the issuer.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including possible interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, depending on their outlook for interest rates.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the fund against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the fund itself.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in a fund that searches for attractive yields generated by US government securities.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or C and the current applicable sales charges for Class B or C.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder U.S. Government Securities Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                      Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1994       -3.06
1995       18.37
1996        2.83
1997        9.03
1998        7.03
1999        0.30
2000       10.39
2001        7.23
2002        8.14
2003        1.97

For the periods included in the bar chart:

Best Quarter: 5.84%, Q2 1995              Worst Quarter: -2.45%, Q1 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------
                                        1 Year         5 Years        10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                   -2.62            4.57           5.58
--------------------------------------------------------------------------------
  Return after Taxes on                 -3.90            2.30           2.94
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                 -1.71            2.45           3.05
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)           -1.81            4.46           5.11
--------------------------------------------------------------------------------
Class C (Return before Taxes)            0.19            4.51           5.09
--------------------------------------------------------------------------------
Index (reflects no deductions for        2.85            6.50           6.92
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index 1: The Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

In both the chart and the table, total returns from 1999-2001 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.











--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table Class A Class B Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge (Load)     4.50%          4.00%          2.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed        4.50           None           1.00
on Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales          None*          4.00           1.00
Charge (Load) (as % of redemption
proceeds)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                             0.41%          0.41%          0.41%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee           0.21           1.00           1.00
--------------------------------------------------------------------------------
Other Expenses**                           0.15           0.28           0.23
--------------------------------------------------------------------------------
Total Annual Operating Expenses***         0.77           1.69           1.64
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Restated to reflect estimated costs due to the termination of the fixed rate administrative fee.

*** Through September 30, 2005, the investment advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.80% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses. Assuming the management fee and 12b-1 distribution/service fees remain the same, the fee cap would have no effect on estimated annual fund operating expenses.

R>
Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $525           $685           $859        $1,361
--------------------------------------------------------------------------------
Class B shares               572            833          1,118         1,527
--------------------------------------------------------------------------------
Class C shares               365            612            983         2,024
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $525           $685           $859        $1,361
--------------------------------------------------------------------------------
Class B shares               172            533            918         1,527
--------------------------------------------------------------------------------
Class C shares               265            612            983         2,024
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval. The Board of Scudder Fixed Income Fund will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy. For Scudder U.S. Government Securities Fund, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's policy of normally investing all of its assets in US government securities.

o As a temporary defensive measure, a fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o Certain funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM and DeAM, Inc. are each indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The investment advisor

Scudder High Income Fund, Scudder Strategic Income Fund and Scudder U.S. Government Securities Fund:

DeIM is the investment advisor for these funds. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10017, makes each fund's investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The subadvisor

Effective September 2, 2002, Deutsche Asset Management Investments Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder Strategic Income Fund and responsible for managing the portion of the fund's assets invested in emerging market debt securities. DeAMIS provides a full range of international investment advisory services to institutional and retail clients.

DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM compensates DeAMIS out of the management fee it receives from the fund.

The investment advisor

Scudder Fixed Income Fund and Scudder Short Duration Fund:

DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as investment advisor for these funds. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes each fund's investment decisions, buys and sells securities for each fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients.

All Funds:

The advisor for each fund receives a management fee from each fund it manages. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

---------------------------------------------------------------------
Fund Name                                             Fee Paid
---------------------------------------------------------------------
Scudder Fixed Income Fund                              0.40%
---------------------------------------------------------------------
Scudder High Income Fund                               0.54%
---------------------------------------------------------------------
Scudder Short Duration Fund*                           0.29%
---------------------------------------------------------------------
Scudder Strategic Income Fund                          0.57%
---------------------------------------------------------------------
Scudder U.S. Government Securities Fund                0.41%
---------------------------------------------------------------------

* Reflecting the effects of expense limitations and/or fee waivers then in effect.

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder Fixed Income Fund and             Daniel R. Taylor
Scudder Short Duration Fund               CFA, Managing Director of Deutsche
                                          Asset Management and Co-Manager of
Gary W. Bartlett                          the funds.
CFA, Managing Director of Deutsche          o   Joined Deutsche Asset Management
Asset Management and Lead Manager               in 1998.
of the funds.                               o   Prior to that, fixed income
  o   Joined Deutsche Asset Management          portfolio manager, asset-backed
      in 1992.                                  securities analyst and senior
  o   Began investment career in 1982.          credit analyst, CoreStates
  o   MBA, Drexel University.                   Investment Advisors, from 1992
                                                to 1998.
Warren S. Davis                             o   Began investment career in 1992.
Managing Director of Deutsche Asset
Management and Co-Manager of the funds.   Timothy C. Vile
  o   Joined Deutsche Asset Management    CFA, Managing Director of Deutsche
      in 1995.                            Asset Management and Co-Manager of
  o   Began investment career in 1985.    the funds.
  o   MBA, Drexel University.               o   Joined Deutsche Asset Management
                                                in 1991.
Thomas J. Flaherty                          o   Prior to that, portfolio manager
Managing Director of Deutsche Asset             for fixed income portfolios at
Management and Co-Manager of the funds.         Equitable Capital Management.
  o   Joined Deutsche Asset Management      o   Began investment career in 1984.
      in 1995.
  o   Began investment career in 1984.   Scudder High Income Fund

J. Christopher Gagnier                    Andrew Cestone
Managing Director of Deutsche Asset       Managing Director of Deutsche Asset
Management and Co-Manager of the funds.   Management and Lead Manager of the
  o   Joined Deutsche Asset Management    fund.
      in 1997.                              o   Joined Deutsche Asset Management
  o   Prior to that, portfolio manager,         in March 1998 and the fund in
      PaineWebber, from 1984 to 1997.           2002.
  o   Began investment career in 1979.      o   Prior to that, Investment
  o   MBA, University of Chicago.               Analyst, Phoenix Investment
                                                Partners, from 1997 to 1998.
William T. Lissenden                            Prior to that, Credit Officer,
Director of Deutsche Asset Management           asset based lending group, Fleet
and Co-Manager of the funds.                    Bank, from 1995 to 1997.
  o   Joined Deutsche Asset Management
      in 2002.
  o   Prior to that, fixed income
      strategist and director of
      research at Conseco Capital
      Management, director of fixed
      income research and product
      management at Prudential
      Securities, national sales manager
      for fixed income securities at
      Prudential Securities and
      institutional sales professional
      at several firms including
      Prudential, Goldman Sachs and
      Merrill Lynch.
  o   MBA, Baruch College.

Scudder Strategic Income Fund             Brett Diment
                                          Managing Director of Deutsche Asset
Jan C. Faller                             Management and Portfolio Manager of
Managing Director of Deutsche Asset       the fund.
Management and Lead Manager of              o   Joined Deutsche Asset Management
the fund.                                       in 1991 and the fund in 2002.
  o   Joined Deutsche Asset Management      o   Head of Emerging Market Debt for
      in 1999 and the fund in 2000 after        London Fixed Income and
      nine years of experience as               responsible for coordinating
      investment manager for PanAgora           research into Continental
      Asset Management and banking              European markets and managing
      officer for Wainwright Bank &             global fixed income, balanced
      Trust Co.                                 and cash based portfolios:
  o   Portfolio manager for Enhanced            London.
      Strategies & Mutual Funds Group:      o   Began investment career in 1991.
      New York.
  o   MBA, Amos Tuck School,              Edwin Gutierrez
      Dartmouth College.                  Vice President of Deutsche Asset
                                          Management and Portfolio Manager of
Andrew P. Cestone                         the fund.
Managing Director of Deutsche Asset         o   Joined Deutsche Asset Management
Management and Portfolio Manager of             in 2000 after five years of
the fund.                                       experience including emerging
  o   Joined Deutsche Asset Management          debt portfolio manager at
      in March 1998 and the fund in             INVESCO Asset Management
      2002.                                     responsible for Latin America
  o   Prior to that, Investment Analyst,        and Asia and economist
      Phoenix Investment Partners, from         responsible for Latin America at
      1997 to 1998. Prior to that,              LGT Asset Management.
      Credit Officer, asset based           o   MSc, Georgetown University.
      lending group, Fleet Bank, from       o   Joined the fund in 2002.
      1995 to 1997.

Sean P. McCaffrey
CFA, Managing Director of Deutsche
Asset Management and Co-Manager of
the fund.
  o   Joined Deutsche Asset Management
      in 1996 and the fund in 2002 after
      five years of experience as a
      fixed income analyst at Fidelity
      Investments.
  o   Portfolio Manager for structured
      and quantitatively based active
      investment grade and enhanced
      fixed income strategies underlying
      retail mutual funds and
      institutional mandates.
  o   Head of Fixed Income Enhanced
      Strategies & Mutual Funds Team:
      New York.
  o   MBA, Yale University.

Scudder U.S. Government Securities Fund     William Chepolis
                                            CFA, Managing Director of Deutsche
Sean McCaffrey                              Asset Management and Co-Lead
CFA, Managing Director of Deutsche Asset    Portfolio Manager of the fund.
Management and Co-Lead Portfolio Manager      o   Joined Deutsche Asset Management
of the fund.                                      in 1998 after 18 years of
  o   Joined Deutsche Asset Management in         experience as vice president and
      1996 and the fund in 2002 after five        portfolio manager for Norwest
      years of experience as a fixed              Bank where he managed the bank's
      income analyst at Fidelity                  fixed income and foreign
      Investments.                                exchange portfolios.
  o   Portfolio Manager for structured and    o   Portfolio manager and Head of
      quantitatively based active                 the Rates Sector Specialty Fixed
      investment grade and enhanced fixed         Income Team: New York.
      income strategies underlying retail     o   Joined the fund in 2002.
      mutual funds and institutional
      mandates.
  o   Head of Fixed Income Enhanced
      Strategies & Mutual Funds Team:
      New York.
  o   MBA, Yale University.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information for Scudder Fixed Income Fund and Scudder Short Duration Fund has been audited by PricewaterhouseCoopers LLP and for Scudder High Income Fund, Scudder Strategic Income Fund and Scudder U.S. Government Securities Fund, by Ernst & Young LLP, each of whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).

Scudder Fixed Income Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended October 31,                                         2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $11.08   $10.92
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                         .46      .17
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment          .03^c      .18
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                                .49      .35
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                           (.45)    (.19)
--------------------------------------------------------------------------------
  Net realized gains on investment transactions                 (.16)       --
--------------------------------------------------------------------------------
Total distributions                                             (.61)    (.19)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $10.96   $11.08
--------------------------------------------------------------------------------
Total Return (%)^d                                                4.43   3.29**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            176       19
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                   .80     .83*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                    .80     .79*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                               4.15    4.82*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       290      152
--------------------------------------------------------------------------------

^a For the period from June 28, 2002 (commencement of sales of Class A shares) to October 31, 2002.

^b  Based on average shares outstanding during the period.

^c The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.

^d Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*   Annualized

**  Not annualized

Scudder Fixed Income Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended October 31,                                         2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.08    $10.92
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                        .38       .14
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment         .02^c       .18
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                               .40       .32
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                        (.36)     (.16)
--------------------------------------------------------------------------------
  Net realized gains on investment transactions                (.16)        --
--------------------------------------------------------------------------------
Total distributions                                            (.52)     (.16)
--------------------------------------------------------------------------------
Net asset value, end of period                                $10.96    $11.08
--------------------------------------------------------------------------------
Total Return (%)^d                                              3.64    3.04^e**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            43         9
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 1.49     1.58*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  1.49     1.54*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                              3.46     4.07*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      290       152
--------------------------------------------------------------------------------

^a For the period from June 28, 2002 (commencement of sales of Class B shares) to October 31, 2002.

^b  Based on average shares outstanding during the period.

^c The amount of net realized and unrealized gain shown for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

^d  Total return does not reflect the effect of any sales charges.

^e  Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Scudder Fixed Income Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended October 31,                                         2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $11.08   $10.92
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                         .38      .15
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment          .02^c      .17
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                                .40      .32
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                         (.36)    (.16)
--------------------------------------------------------------------------------
  Net realized gains on investment transactions                 (.16)       --
--------------------------------------------------------------------------------
Total distributions                                             (.52)    (.16)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $10.96   $11.08
--------------------------------------------------------------------------------
Total Return (%)^d                                                3.73   2.96**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             54       11
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                  1.55    1.58*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                   1.54    1.54*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                               3.41    4.07*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       290      152
--------------------------------------------------------------------------------

^a For the period from June 28, 2002 (commencement of sales of Class C shares) to October 31, 2002.

^b  Based on average shares outstanding during the period.

^c The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

^d Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales changes.

*   Annualized

**  Not annualized

Scudder Fixed Income Fund -- Class R

--------------------------------------------------------------------------------
                                                                         2003^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $11.07
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                  .04
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.12)
--------------------------------------------------------------------------------
  Total from investment operations                                       (.08)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $10.99
--------------------------------------------------------------------------------
Total Return (%)^c                                                       (.72)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     .01
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          1.05*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.05*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                       3.62*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                290
--------------------------------------------------------------------------------

^a For the period from October 1, 2003 (commencement of sales of Class R shares) to October 31, 2003.

^b  Based on average shares outstanding during the period.

^c  Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Scudder High Income Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended September 30,               2003    2002^a    2001    2000     1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $ 4.62   $ 5.18  $ 6.34  $ 7.23   $ 7.68
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income^b                  .44      .53     .64     .77      .78
--------------------------------------------------------------------------------
  Net realized and unrealized gain         .61    (.53)  (1.09)   (.89)    (.46)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations        1.05       --   (.45)   (.12)      .32
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.44)    (.55)   (.68)   (.77)    (.77)
--------------------------------------------------------------------------------
  Return of capital                        --    (.01)   (.03)      --       --
--------------------------------------------------------------------------------
  Total distributions                    (.44)    (.56)   (.71)   (.77)    (.77)
--------------------------------------------------------------------------------
Net asset value, end of period          $ 5.23   $ 4.62  $ 5.18  $ 6.34   $ 7.23
--------------------------------------------------------------------------------
Total Return (%)^c                       23.92    (.60)  (7.68)  (1.88)     4.11
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)   1,868    1,603   1,831   2,277    2,945
--------------------------------------------------------------------------------
Ratio of expenses before expense          .97      .96   1.11^d     .93      .96
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense           .97      .96   1.09^d     .92      .96
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)        8.92    10.39   10.94   11.10    10.15
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                149      154      69      52       67
--------------------------------------------------------------------------------

^a As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 11.14% to 10.39%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charges.

^d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.09% and 1.09%, respectively.

Scudder High Income Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended September 30,               2003    2002^a    2001    2000     1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $ 4.62   $ 5.17  $ 6.33  $ 7.22   $ 7.67
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income^b                  .40      .48     .59     .71      .71
--------------------------------------------------------------------------------
  Net realized and unrealized gain         .61    (.52)  (1.09)   (.88)    (.45)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations        1.01    (.04)   (.50)   (.17)      .26
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.40)    (.50)   (.63)   (.72)    (.71)
--------------------------------------------------------------------------------
  Return of capital                         --    (.01)   (.03)      --       --
--------------------------------------------------------------------------------
  Total distributions                    (.40)    (.51)   (.66)   (.72)    (.71)
--------------------------------------------------------------------------------
Net asset value, end of period          $ 5.23   $ 4.62  $ 5.17  $ 6.33   $ 7.22
--------------------------------------------------------------------------------
Total Return (%)^c                       22.88   (1.23)  (8.50)  (2.68)     3.26
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)     462      514     659     792    1,145
--------------------------------------------------------------------------------
Ratio of expenses before expense         1.82     1.79   1.94^d    1.78     1.78
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense          1.82     1.79   1.91^d    1.77     1.78
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)        8.07     9.56   10.12   10.24     9.33
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                149      154      69      52       67
--------------------------------------------------------------------------------

^a As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 10.31% to 9.56%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charges.

^d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.91% and 1.91%, respectively.

Scudder High Income Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended September 30,               2003    2002^a    2001    2000     1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $ 4.63   $ 5.19  $ 6.35  $ 7.24   $ 7.69
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income^b                  .40      .48     .59     .72      .72
--------------------------------------------------------------------------------
  Net realized and unrealized gain         .61    (.53)  (1.09)   (.89)    (.46)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations        1.01    (.05)   (.50)   (.17)      .26
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.40)    (.50)   (.63)   (.72)    (.71)
--------------------------------------------------------------------------------
  Return of capital                         --    (.01)   (.03)      --       --
--------------------------------------------------------------------------------
  Total distributions                    (.40)    (.51)   (.66)   (.72)    (.71)
--------------------------------------------------------------------------------
Net asset value, end of period          $ 5.24   $ 4.63  $ 5.19  $ 6.35   $ 7.24
--------------------------------------------------------------------------------
Total Return (%)^c                       23.11   (1.61)  (8.46)  (2.66)     3.30
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)     165      127     119     124      176
--------------------------------------------------------------------------------
Ratio of expenses before expense         1.82     1.79   1.98^d    1.77     1.73
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense           1.82     1.79   1.95^d    1.76     1.7
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)        8.07     9.56   10.09   10.25     9.38
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                149      154      69      52       67
--------------------------------------------------------------------------------

^a As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 10.31% to 9.56%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of sales charges.

^d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.95% and 1.95%, respectively.

Scudder Short Duration Fund -- Class A

--------------------------------------------------------------------------------
                                                                          2003^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.09
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                  .17
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.02)
--------------------------------------------------------------------------------
  Total from investment operations                                         .15
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                  (.17)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $10.07
--------------------------------------------------------------------------------
Total Return (%)^c                                                       1.52**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      52
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           .90*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            .55*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                       2.57*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                322
--------------------------------------------------------------------------------

^a For the period from February 28, 2003 (commencement of sales of Class A shares) to October 31, 2003.

^b   Based on average shares outstanding during period.

^c Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

Scudder Short Duration Fund -- Class B

--------------------------------------------------------------------------------
                                                                          2003^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.09
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                  .13
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.02)
--------------------------------------------------------------------------------
  Total from investment operations                                         .11
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                  (.13)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $10.07
--------------------------------------------------------------------------------
Total Return (%)^c                                                       1.10**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       8
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          1.64*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.16*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                       1.89*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                322
--------------------------------------------------------------------------------

^a For the period from February 28, 2003 (commencement of sales of Class B shares) to October 31, 2003.

^b   Based on average shares outstanding during period.

^c Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

Scudder Short Duration Fund -- Class C

--------------------------------------------------------------------------------
                                                                          2003^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.09
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                  .13
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.03)
--------------------------------------------------------------------------------
  Total from investment operations                                         .10
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                  (.13)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $10.06
--------------------------------------------------------------------------------
Total Return (%)^c                                                       1.00**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      28
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          1.64*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.15*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                       1.90*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                322
--------------------------------------------------------------------------------

^a For the period from February 28, 2003 (commencement of sales of Class C shares) to October 31, 2003.

^b   Based on average shares outstanding during period.

^c Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

Scudder Strategic Income Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended October 31,                2003     2002^a    2001    2000     1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $ 4.08   $ 4.33   $ 4.57  $ 5.26   $ 5.60
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b         .27      .32      .39     .48      .49
--------------------------------------------------------------------------------
  Net realized and unrealized gain       .49    (.21)    (.20)   (.72)    (.35)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       .76      .11      .19   (.24)      .14
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.10)    (.25)    (.34)   (.34)    (.48)
--------------------------------------------------------------------------------
  Tax return of capital                (.21)    (.11)    (.09)   (.11)       --
--------------------------------------------------------------------------------
  Total distributions                  (.31)    (.36)    (.43)   (.45)    (.48)
--------------------------------------------------------------------------------
Net asset value, end of period        $ 4.53   $ 4.08   $ 4.33  $ 4.57   $ 5.26
--------------------------------------------------------------------------------
Total Return (%)^c                      19.05     2.38     4.47  (4.91)     2.43
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)   329      300      322     359      492
--------------------------------------------------------------------------------
Ratio of expenses before expense        1.12     1.12    1.21^d    1.10     1.11
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         1.12     1.12    1.19^d    1.09     1.10
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income          6.11     7.54     8.78    9.55     8.80
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              180       86      124      37       92
--------------------------------------------------------------------------------

^a As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 8.04% to 7.54%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charges.

^d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.18% and 1.18%, respectively.

Scudder Strategic Income Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended October 31,                2003     2002^a    2001    2000     1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $ 4.08   $ 4.33   $ 4.57  $ 5.26   $ 5.59
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b         .23      .29      .35     .43      .43
--------------------------------------------------------------------------------
  Net realized and unrealized gain       .48    (.21)    (.21)   (.72)    (.34)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       .71      .08      .14   (.29)      .09
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.08)    (.23)    (.30)   (.30)    (.42)
--------------------------------------------------------------------------------
  Tax return of capital                (.19)    (.10)    (.08)   (.10)       --
--------------------------------------------------------------------------------
  Total distributions                  (.27)    (.33)    (.38)   (.40)    (.42)
--------------------------------------------------------------------------------
Net asset value, end of period        $ 4.52   $ 4.08   $ 4.33  $ 4.57   $ 5.26
--------------------------------------------------------------------------------
Total Return (%)^c                      18.08     1.77     3.20  (5.85)     1.57
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    71       82      100     119      198
--------------------------------------------------------------------------------
Ratio of expenses before expense        1.94     1.94    2.22^d    2.11     2.06
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         1.94     1.94    2.22^d    2.10     2.05
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income          5.29     6.73     7.75    8.50     7.85
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              180       86      124      37       92
--------------------------------------------------------------------------------

^a As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 7.23% to 6.73%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charges.

^d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.19% and 2.19%, respectively.

Scudder Strategic Income Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended October 31,               2003     2002^a    2001    2000     1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $ 4.11   $ 4.36   $ 4.60  $ 5.29   $ 5.62
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b         .24      .29      .37     .45      .45
--------------------------------------------------------------------------------
  Net realized and unrealized gain       .49    (.20)    (.21)   (.72)    (.34)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       .73      .09      .16   (.27)      .11
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.09)    (.23)    (.31)   (.32)    (.44)
--------------------------------------------------------------------------------
  Tax return of capital                (.19)    (.11)    (.09)   (.10)       --
--------------------------------------------------------------------------------
  Total distributions                  (.28)    (.34)    (.40)   (.42)    (.44)
--------------------------------------------------------------------------------
Net asset value, end of period        $ 4.56   $ 4.11   $ 4.36  $ 4.60   $ 5.29
--------------------------------------------------------------------------------
Total Return (%)^c                      18.20     2.00     3.55  (5.51)     1.78
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    20       15       16      19       30
--------------------------------------------------------------------------------
Ratio of expenses before expense        1.79     1.76    1.87^d    1.76     1.87
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         1.79     1.76    1.84^d    1.75     1.85
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income          5.44     6.90     8.13    8.87     8.05
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              180       86      124      37       92
--------------------------------------------------------------------------------

^a As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 7.40% to 6.90%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charges.

^d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.83% and 1.83%, respectively.

Scudder U.S. Government Securities Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended October 31,                2003     2002^a    2001    2000     1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $ 8.80    $ 8.82   $ 8.34  $ 8.38   $ 8.86
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^b                .21       .39      .51     .54      .53
--------------------------------------------------------------------------------
  Net realized and unrealized gain     (.04)       .07      .50   (.02)    (.41)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       .17       .46     1.01     .52      .12
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.35)     (.48)    (.53)   (.56)    (.60)
--------------------------------------------------------------------------------
Net asset value, end of period        $ 8.62    $ 8.80   $ 8.82  $ 8.34   $ 8.38
--------------------------------------------------------------------------------
Total Return (%)^c                      2.08      5.40    12.44    6.44     1.44
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions) 3,273     3,735    3,908   2,414    2,807
--------------------------------------------------------------------------------
Ratio of expenses before expense        .82       .84     .83^d     .80      .85
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         .82       .84     .81^d     .79      .84
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)      2.40      4.57     5.99    6.58     6.22
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          390^e      396^e      83^e     193      177
--------------------------------------------------------------------------------

^a As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 5.10% to 4.57%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charges.

^d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .81% and .81%, respectively.

^e The portfolio turnover rates including mortgage dollar roll transactions were 484%, 461% and 101% for the periods ended October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

Scudder U.S. Government Securities Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended October 31,                 2003    2002^a    2001    2000     1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $ 8.78   $ 8.80  $ 8.33  $ 8.37   $ 8.85
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^b                  .14      .32     .43     .47      .45
--------------------------------------------------------------------------------
  Net realized and unrealized gain       (.04)      .06     .49   (.03)    (.40)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations         .10      .38     .92     .44      .05
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.28)    (.40)   (.45)   (.48)    (.53)
--------------------------------------------------------------------------------
Net asset value, end of period          $ 8.60   $ 8.78  $ 8.80  $ 8.33   $ 8.37
--------------------------------------------------------------------------------
Total Return (%)^c                        1.25     4.52   11.39    5.54      .54
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)     189      261     220     123      138
--------------------------------------------------------------------------------
Ratio of expenses before expense         1.67     1.63   1.68^d    1.70     1.76
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense          1.67     1.63   1.66^d    1.69     1.75
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)        1.55     3.78    5.14    5.68     5.31
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            390^e     396^e     83^e     193      177
--------------------------------------------------------------------------------

^a As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 4.31% to 3.78%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charges.

^d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.66% and 1.66%, respectively.

^e The portfolio turnover rates including mortgage dollar roll transactions were 484%, 461% and 101% for the periods ended October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

Scudder U.S. Government Securities Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended October 31,                 2003    2002^a    2001    2000     1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $ 8.80  $ 8.82   $ 8.35  $ 8.40   $ 8.87
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^b                  .14     .33      .45     .48      .46
--------------------------------------------------------------------------------
  Net realized and unrealized gain       (.02)     .06      .48   (.04)    (.40)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations         .12     .39      .93     .44      .06
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.29)   (.41)    (.46)   (.49)    (.53)
--------------------------------------------------------------------------------
Net asset value, end of period          $ 8.63  $ 8.80   $ 8.82  $ 8.35   $ 8.40
--------------------------------------------------------------------------------
Total Return (%)^c                        1.32    4.48    11.57    5.50      .72
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)      88     105       79      36       35
--------------------------------------------------------------------------------
Ratio of expenses before expense         1.60    1.58    1.61^d    1.60     1.66
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense          1.60    1.58    1.59^d    1.59     1.66
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)        1.62    3.83     5.21    5.79     5.40
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            390^e    396^f      83^f     193      177
--------------------------------------------------------------------------------

^a As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 4.36% to 3.83%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charges.

^d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.59%, and 1.59%, respectively.

^e The portfolio turnover rates including mortgage dollar roll transactions were 484%, 461% and 101% for the periods ended October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

Offered in this prospectus are three share classes for each fund except Scudder Fixed Income Fund, which also offers Class R shares. Each class has its own fees and expenses, offering you a choice of cost structures. Certain funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Class R shares are only available to participants in certain retirement plans.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

================================================================================
Classes and features                      Points to help you compare
================================================================================
Class A

o Sales charges of up to 4.50%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual expenses are lower than
                                            those for Class B or Class C
o Up to 0.25% annual service or
  distribution fee
================================================================================
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 0.75% annual distribution fee and up
  to 0.25% annual service or shareholder
  servicing fee
================================================================================
Class C

o Sales charge of 1.00%, charged when     o The deferred sales charge rate is
  you buy shares                            lower, but your shares never convert
                                            to Class A, so annual expenses
o Deferred sales charge of 1.00%,           remain higher
  charged when you sell shares you
  bought within the last year

o 0.75% annual distribution fee and up
  to 0.25% annual service or shareholder
  servicing fee
================================================================================
Class R

o No charges when you buy or sell shares  o Class R shares are only available to participants in certain retirement
o 0.25% annual distribution fee and         plans
  0.25% annual shareholder servicing fee
================================================================================

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund's advisor or its affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.

Class A shares

Class A shares of Scudder High Income Fund, Scudder Strategic Income Fund and Scudder U.S. Government Securities Fund have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year. Class A shares of Scudder Fixed Income Fund and Scudder Short Duration Fund have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares have a sales charge that varies with the amount you invest:

-------------------------------------------------------------------
                       Sales charge as a %   Sales charge as a % of
Your investment         of offering price*     your net investment
-------------------------------------------------------------------
Scudder Fixed Income Fund, Scudder High Income Fund,
Scudder Strategic Income Fund and Scudder U.S. Government
Securities Fund
-------------------------------------------------------------------
Up to $100,000                  4.50%                  4.71%
-------------------------------------------------------------------
$100,000-$249,999               3.50                   3.63
-------------------------------------------------------------------
$250,000-$499,999               2.60                   2.67
-------------------------------------------------------------------
$500,000-$999,999               2.00                   2.04
-------------------------------------------------------------------
$1 million or more    See below and next page
-------------------------------------------------------------------
Scudder Short Duration Fund
-------------------------------------------------------------------
Up to $100,000                2.75%                  2.83%
-------------------------------------------------------------------
$100,000-$249,999             2.50                   2.56
-------------------------------------------------------------------
$250,000-$499,999             2.00                   2.04
-------------------------------------------------------------------
$500,000-$999,999             1.50                   1.52
-------------------------------------------------------------------
$1 million or more    See below and next page
-------------------------------------------------------------------

* The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $100,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $100,000 ("cumulative discount")

o you are investing a total of $100,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial advisor.

You may be able to buy Class A shares without sales charges when you are:

o  reinvesting dividends or distributions

o  investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

o exchanging an investment in Class A shares of another fund for an investment in the fund

o a current or former director or trustee of the Deutsche or Scudder mutual funds

o an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of purchasing them and a similar charge of 0.50% on shares you sell within the second year of purchasing them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

Class B shares

With Class B shares, you pay no up-front sales charges to a fund. Class B shares of Scudder High Income Fund, Scudder Strategic Income Fund and Scudder U.S. Government Securities Fund have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. Class B shares of Scudder Fixed Income Fund and Scudder Short Duration Fund have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares of Scudder Fixed Income Fund and Scudder Short Duration Fund also deduct a shareholder servicing fee of up to 0.25% from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert on a tax-free basis to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

-------------------------------------------------------------------
Year after you bought shares           CDSC on shares you sell
-------------------------------------------------------------------
First year                                    4.00%
-------------------------------------------------------------------
Second or third year                           3.00
-------------------------------------------------------------------
Fourth or fifth year                           2.00
-------------------------------------------------------------------
Sixth year                                     1.00
-------------------------------------------------------------------
Seventh year and later       None (automatic conversion to Class A)
-------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares

Class C shares of Scudder High Income Fund, Scudder Strategic Income Fund and Scudder U.S. Government Securities Fund have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. Class C shares of Scudder Fixed Income Fund and Scudder Short Duration Fund have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares of Scudder Fixed Income Fund and Scudder Short Duration Fund also deduct a shareholder servicing fee of up to 0.25% of class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares also have an up-front sales charge of 1.00%.

---------------------------------------------------------------------
  Front-end Sales Charge as a        Front-end Sales Charge as a
      % of offering price*            % of your net investment
---------------------------------------------------------------------
             1.00%                              1.01%
---------------------------------------------------------------------

*    The offering price includes the sales charge.

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

o Additional purchases of Class C shares made in an existing account and in the same fund(s) by existing Class C shareowners as of January 31, 2003;

o Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

o Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the advisor and/or the distributor;

o Purchases of Class C shares through certain retirement plans which have entered into an agreement with the advisor and/or the distributor; and

o Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the advisor and/or the distributor.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible for an up-front sales charge waiver.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

---------------------------------------------------------------------
Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                    1.00%
---------------------------------------------------------------------
Second year and later                           None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

Because Class C shares have an up-front sales charge and higher annual expenses, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

Class R shares

Class R shares have no initial sales charges or deferred sales charges. Class R shares have a 12b-1 plan, under which each year a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Eligibility requirements

You may buy Class R shares if you are a participant in any of the following types of employer-sponsored plans that offer Class R shares of the fund:

o  All section 401(a) and 457 plans

o  Certain section 403(b)(7) plans

o  401(k), profit sharing, money purchase pension and defined benefit plans

o  Non-qualified deferred compensation plans

Investment minimums

There are no minimum investments with respect to Class R shares.

How to open your fund account

Please contact your financial advisor on how to open an account.

How to Buy Class A, B and C Shares

Once you've chosen a share class, use these instructions to make investments.

================================================================================
First investment                          Additional investments
================================================================================
$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
================================================================================
Through a financial advisor

o Contact your advisor using the method   o Contact your advisor using the
  that's most convenient for you            method that's most convenient for
                                            you
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment         below
  check
                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
================================================================================
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By phone

Not available                             o Call (800) 621-1048 for instructions
================================================================================
With an automatic investment plan

Not available                             o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048
================================================================================
On the Internet

Not available                             o Call (800) 621-1048 to establish
                                            Internet access

                                          o Go to www.scudder.com and register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
================================================================================



--------------------------------------------------------------------------------

Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Class A, B or C Shares Use these instructions to exchange or sell shares in your account.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 72
existing accounts
================================================================================
Through a financial advisor

o Contact your advisor by the method      o Contact your advisor by the method
  that's most convenient for you            that's most convenient for you
================================================================================
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
================================================================================
With an automatic exchange plan

o To set up regular exchanges from a      Not available
  fund account, call (800) 621-1048
================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
================================================================================
On the Internet

o Call (800) 621-1048 to establish        o Call (800) 621-1048 to establish
  Internet access                           Internet access

o Go to www.scudder.com and log in        o Go to www.scudder.com and log in

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
================================================================================

How to Buy Class R Shares

If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. Financial advisors include brokers, financial representatives or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial advisors may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. In addition, the funds' advisor or administrator may provide compensation to financial advisors for distribution, administrative and promotional services.

How to buy and sell Class R shares

Instructions for buying and selling shares must generally be submitted by your employer-sponsored plan, not by plan participants for whose benefit the shares are held. Please contact your financial advisor for more information.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge its own fees separate from those charged by a fund.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class A, Class B, Class C and Class R shares. Certain funds have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your appointed financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

IRA Rollovers. You may complete a direct rollover from an employer-sponsored plan offering Class R shares to an IRA account by reinvesting up to the full amount of your distribution in Class A shares of any Scudder fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in an employer-sponsored plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a Scudder Class R share IRA are not permitted.


ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares (less any initial sales charge) or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o    withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the funds' distributor, that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder.

You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares. You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the funds calculate share price

To calculate net asset value per share, or NAV, each share class uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A and Class C shares it will be adjusted to allow for any applicable sales charges (see "Choosing a Share Class").

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or, in any case, where a fall in share price created the low balance).

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders:

o Income dividends: Scudder High Income Fund, Scudder Strategic Income Fund and Scudder U.S. Government Securities Fund declare and pay dividends monthly. Scudder Fixed Income Fund and Scudder Short Duration Fund accrue dividends daily and pay them monthly.

o Short-term and long-term capital gains: All funds will pay these in November or December, or otherwise as needed.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you received them in cash or reinvested them in additional shares. For Class R shares and retirement plans, reinvestment (at NAV) is the only option. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Buying and selling fund shares will usually have tax consequences for you (except for Class R shares or in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of a fund's earnings you receive and your own fund transactions, generally depends on their type:

====================================================================
Generally taxed at capital         Generally taxed at ordinary
gain rates:                        income rates:
====================================================================
Distributions from a fund

o gains from the sale of           o gains from the sale of
  securities held by a fund for      securities held by a fund for
  more than one year                 one year or less

o qualified dividend income        o all other income
====================================================================
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
====================================================================

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, a fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of a fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, a fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a fund's shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. Capital gains realized before May 6, 2003 will not qualify for the reduced rates. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before Scudder High Income Fund, Scudder Strategic Income Fund or Scudder U.S. Government Securities Fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after one of these funds declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

--------------------------------------------------------------------------------


To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov
(800) 621-1048                             (202) 942-8090










Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808                   SEC File Numbers:

                                         Fixed Income Fund              811-8006
SCUDDER
INVESTMENTS                              Scudder High Income Fund       811-2786

                                         Short Duration Fund            811-8006
A Member of
Deutsche Asset Management [LOGO]         Scudder Strategic Income Fund  811-2743

                                         Scudder U.S. Government
                                             Securities Fund            811-2719

                                                                         SCUDDER
                                                                     INVESTMENTS

                            Taxable Income I
                            Institutional Class


                      Prospectus

--------------------------------------------------------------------------------
                            February 1, 2004
--------------------------------------------------------------------------------
                        |
                        |   Scudder Fixed Income Fund
                        |
                        |   Scudder Short Duration Fund
                        |
                        |   Scudder High Income Fund
                        |
                        |   Scudder High Income Plus Fund







As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

  How the Funds Work                      How to Invest in the Funds

    4  Scudder Fixed Income Fund --        41  Buying and Selling
       Institutional Class                     Institutional Class Shares

   11  Scudder Short Duration              46  Policies You Should Know
       Fund -- Institutional Class             About

   18  Scudder High Income Fund --         53  Understanding Distributions
       Institutional Class                     and Taxes

   25  Scudder High Income Plus
       Fund -- Institutional Class

   32  Other Policies and Risks

   33  Who Manages and Oversees
       the Funds

   36  Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                          |  Institutional Class
                                                          |
                                           ticker symbol  |  MFINX
                                             fund number  |  593

Scudder Fixed Income Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The fund invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The fund may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the fund's investment objective are not readily available for purchase. The fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the fund, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the fund's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking to earn higher current income than an investment in money market mutual funds may provide.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o at times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Fixed Income Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Institutional Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


          1994       -1.93
          1995       18.17
          1996        4.49
          1997        9.46
          1998        7.91
          1999       -0.55
          2000       12.00
          2001        9.33
          2002        9.22
          2003        4.41


For the periods included in the bar chart:

Best Quarter: 5.35%, Q2 1995              Worst Quarter: -3.20%, Q1 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------

                                          1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------
  Return before Taxes                       4.41           6.79          7.10
--------------------------------------------------------------------------------
  Return after Taxes on Distributions       2.65           4.34          4.42
--------------------------------------------------------------------------------
  Return after Taxes on                     2.76           4.25          4.37
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Index (reflects no deduction for            4.10           6.62          6.95
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds which include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the Index is in the intermediate range.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.scudder.com.




--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment              None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                    0.40%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fee                           None
--------------------------------------------------------------------------------
Other Expenses                                                    0.15
--------------------------------------------------------------------------------
Total Annual Operating Expenses^1                                 0.55
--------------------------------------------------------------------------------

^1 Through February 28, 2005, the investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that total operating expenses will not exceed 0.55%.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Institutional Class          $56           $176           $307          $689
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          |  Institutional Class
                                                          |
                                           ticker symbol  |  MGSFX
                                             fund number  |  557

Scudder Short Duration Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. The fund invests in US Treasury, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds.

The fund invests primarily in investment-grade short-term fixed income securities rated within the top three credit rating categories. The fund may invest up to 15% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk. The fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the fund's investment objective are not readily available for purchase. The fund may invest up to 40% of its total assets in asset-backed securities.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Short Treasury Index. In managing the fund, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors the managers believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Merrill Lynch 1-3 Year US Treasury Index.

Company research lies at the heart of the fund's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity of the fund is generally shorter than the stated maturity (usually about one year) due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking to earn higher current income than an investment in money market mutual funds may provide.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o at times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Short Duration Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Institutional Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


       1996      5.48
       1997      6.77
       1998      6.54
       1999      4.47
       2000      8.00
       2001      6.58
       2002      5.28
       2003      3.00


For the periods included in the bar chart:

Best Quarter: 3.22%, Q3 1998              Worst Quarter: 0.18%, Q4 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------

                                     1 Year        5 Years      Since Inception*
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------
  Return before Taxes                  3.00          5.45            5.83
--------------------------------------------------------------------------------
  Return after Taxes on                1.94          3.32            3.56
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                1.89          3.31            3.54
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Index (reflects no deduction for       1.90          5.37            6.04
fees, expenses or taxes)**
--------------------------------------------------------------------------------

Index: The Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.

*    Inception date for Institutional Class was March 13, 1995.

**   Index comparison begins on March 31, 1995.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.scudder.com.



--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment              None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                    0.40%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fee                           None
--------------------------------------------------------------------------------
Other Expenses                                                    0.28
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                   0.68
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursements                                0.13
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses^1                             0.55
--------------------------------------------------------------------------------

^1 Through February 28, 2005, the investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that total operating expenses will not exceed 0.55%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Institutional Class          $56           $204           $366          $834
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         |  Institutional Class
                                                         |
                                          ticker symbol  |  KHYIX
                                            fund number  |  513

Scudder High Income Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks the highest level of current income obtainable from a diversified portfolio of fixed income securities which the fund's investment manager considers consistent with reasonable risk. As a secondary objective, the fund will seek capital gain where consistent with its primary objective.

Under normal circumstances, this fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. Generally, most are from US issuers, but up to 25% of total assets could be invested in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).


--------------------------------------------------------------------------------

OTHER INVESTMENTS Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The investment process involves using both a "top-down" approach, first focusing on sector allocations and considering macro trends in the economy and a "bottom-up" approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The fund's average portfolio maturity may vary and may be shortened by certain of the fund's securities which have floating or variable interest rates or include put features that provide the fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept risk of loss of principal and are interested in high current income.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Other factors that could affect performance include:

o the portfolio manager could be wrong in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder High Income Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year             Institutional Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

          2003       25.23


For the periods included in the bar chart:

Best Quarter: 8.83%, Q2 2003              Worst Quarter: 3.07%, Q3 2003

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------

                                                1 Year        Since Inception*
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------
  Return before Taxes                           25.23              23.54
--------------------------------------------------------------------------------
  Return after Taxes on Distributions           21.40              18.89
--------------------------------------------------------------------------------
  Return after Taxes on Distributions           16.16              17.02
  and Sale of Fund Shares
--------------------------------------------------------------------------------
Index (reflects no deductions for fees,         27.94              24.42
expenses or taxes)**
--------------------------------------------------------------------------------

Index: The CS First Boston High Yield Index is an unmanaged, trader-priced portfolio, constructed to mirror the global high-yield debt market.

*    Inception date for Institutional Class was August 19, 2002.

**   Index comparison begins on August 31, 2002.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.scudder.com.



--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment                  None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                        0.54%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses*                                                        0.07
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                      0.61
--------------------------------------------------------------------------------

* Restated to reflect estimated costs due to the termination of the fixed rate administrative fee.

** Through September 30, 2005, the investment advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 0.82% for the Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above, this example helps you compare this fund's Institutional Class shares expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Institutional Class         $62            $195          $340           $762
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          |  Institutional Class
                                                          |
                                           ticker symbol  |  MGHYX
                                             fund number  |  596

Scudder High Income Plus Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks high current income and, as a secondary objective, capital appreciation. Under normal conditions, the fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade. Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

The fund's investments in fixed income securities may be of any credit quality and may include securities not paying interest currently, and securities in default. The fund may invest up to 25% of its total assets in non-US dollar-denominated, below investment-grade fixed income securities. The fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the fund's investment objectives are not readily available for purchase. The fund may also purchase securities on a when-issued basis and engage in short sales.


--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use currency options and forward currency transactions. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using both a "top-down" approach, first focusing on sector allocations and considering macro trends in the economy and a "bottom-up" approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The fund's average portfolio maturity may vary and may be shortened by certain of the fund's securities which have floating or variable interest rates or include put features that provide the fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking higher current income than investment grade bond funds and who are willing to accept significantly greater short-term fluctuation in their investment.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements; and

o short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the fund.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder High Income Plus Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Institutional Class
-------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

       1999       15.72
       2000       -7.21
       2001        8.77
       2002       -0.02
       2003       25.71


For the periods included in the bar chart:

Best Quarter: 9.00%, Q2 2003              Worst Quarter: -8.61%, Q4 2000

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------

                                                                        Since
                                           1 Year        5 Years      Inception*
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------
  Return before Taxes                      25.71           7.97          6.49
--------------------------------------------------------------------------------
  Return after Taxes on Distributions      21.78           3.38          2.07
--------------------------------------------------------------------------------
  Return after Taxes on                    16.27           3.84          2.66
  Distributions
  and Sale of Fund Shares
--------------------------------------------------------------------------------
Index (reflects no deductions for          27.94           6.44          4.36
fees, expenses or taxes)**
--------------------------------------------------------------------------------

Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

*    Inception date for Institutional Class was March 16, 1998.

**   Index comparison begins on March 31, 1998.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.scudder.com.



--------------------------------------------------------------------------------
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                  None
--------------------------------------------------------------------------------
Short-Term Redemption/Exchange Fee (% of amount                   2.00%
redeemed)^1
--------------------------------------------------------------------------------

Annual Operating Expenses (expenses paid from fund assets)
--------------------------------------------------------------------------------
Management Fee                                                    0.50
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fee                           None
--------------------------------------------------------------------------------
Other Expenses                                                    0.18
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                   0.68
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursements                                0.03
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses^2                             0.65
--------------------------------------------------------------------------------

^1 The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 180 days of purchase (approximately six months). The fee is withheld from redemption proceeds and retained by the fund.

^2 Through February 28, 2005, the investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that total operating expenses will not exceed 0.65%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Institutional Class         $66            $215          $376           $844
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Each fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so. The Board of Scudder Fixed Income Fund will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy.

o As a temporary defensive measure, a fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o Certain funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable income.

o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeAM, Inc. and DeIM are each indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Investment advisor

Scudder Fixed Income Fund, Scudder Short Duration Fund and Scudder High Income Plus Fund:

DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for each of these funds. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the funds' investment decisions, buys and sells securities for the funds and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients.

Scudder High Income Fund:

DeIM is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10017, makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

All Funds:

The advisor for each fund receives a management fee from each fund it manages. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

---------------------------------------------------------------------
Fund Name                                           Fee Paid
---------------------------------------------------------------------
Scudder Fixed Income Fund                            0.40%
---------------------------------------------------------------------
Scudder Short Duration Fund*                         0.29%
---------------------------------------------------------------------
Scudder High Income Fund                             0.54%
---------------------------------------------------------------------
Scudder High Income Plus Fund*                       0.44%
---------------------------------------------------------------------


* Reflecting the effects of expense limitations and/or fee waivers then in effect.

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder Fixed Income Fund and                 Daniel R. Taylor
Scudder Short Duration Fund                   CFA, Managing Director of Deutsche
                                              Asset Management and Co-Manager of
  Gary W. Bartlett                            the funds.
  CFA, Managing Director of Deutsche Asset     o Joined Deutsche Asset
  Management and Lead Manager of the funds.      Management in 1998.
   o Joined Deutsche Asset Management in       o Prior to that, fixed income
     1992.                                       portfolio manager,
   o Began investment career in 1982.            asset-backed securities
   o MBA, Drexel University.                     analyst and senior credit
                                                 analyst, CoreStates Investment
  Warren S. Davis                                Advisors, from 1992 to 1998.
  Managing Director of Deutsche Asset          o Began investment career in
  Management and Co-Manager of the funds.        1992.
   o Joined Deutsche Asset Management in
     1995.                                    Timothy C. Vile
   o Began investment career in 1985.         CFA, Managing Director of Deutsche
   o MBA, Drexel University.                  Asset Management and Co-Manager of
                                              the funds.
  Thomas J. Flaherty                           o Joined Deutsche Asset
  Managing Director of Deutsche Asset            Management in 1991.
  Management and Co-Manager of the funds.      o Prior to that, portfolio
   o Joined Deutsche Asset Management in         manager for fixed income
     1995.                                       portfolios at Equitable
   o Began investment career in 1984.            Capital Management.
                                               o Began investment career in
  J. Christopher Gagnier                         1984.
  Managing Director of Deutsche Asset
  Management and Co-Manager of the funds.   Scudder High Income Fund and
   o Joined Deutsche Asset Management in    Scudder High Income Plus Fund
     1997.
   o Prior to that, portfolio manager,        Andrew Cestone
     PaineWebber, from 1984 to 1997.          Managing Director of Deutsche
   o Began investment career in 1979.         Asset Management and Lead Manager
   o MBA, University of Chicago.              of the funds.
                                               o Joined Deutsche Asset
  William T. Lissenden                           Management in March 1998 and
  Director of Deutsche Asset Management          the funds in 2002.
  and Co-Manager of the funds.                 o Prior to that, Investment
   o Joined Deutsche Asset Management in         Analyst, Phoenix Investment
     2002.                                       Partners, from 1997 to 1998.
   o Prior to that, fixed income                 Prior to that, Credit Officer,
     strategist and director of research         asset based lending group,
     at Conseco Capital Management,              Fleet Bank, from 1995 to 1997.
     director of fixed income research
     and product management at Prudential
     Securities, national sales manager
     for fixed income securities at
     Prudential Securities and
     institutional sales professional at
     several firms including Prudential,
     Goldman Sachs and Merrill Lynch.
   o MBA, Baruch College.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. For Scudder High Income Fund, this information has been audited by Ernst & Young LLP and for Scudder Fixed Income Fund, Scudder Short Duration Fund and Scudder High Income Plus Fund, by PricewaterhouseCoopers LLP, each of whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).

Scudder Fixed Income Fund -- Institutional Class

--------------------------------------------------------------------------------
 Years Ended October 31,                2003    2002     2001     2000     1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $11.08   $11.12  $10.24   $10.17   $10.88
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                  .49^a    .61^a   .67      .67      .64
--------------------------------------------------------------------------------
  Net realized and unrealized gain       .03^b   (.03)    .88      .07     (.54)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       .52      .58    1.55      .74      .10
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.48)    (.62)   (.67)    (.67)    (.64)
--------------------------------------------------------------------------------
  Net realized gains on investment      (.16)      --      --       --     (.17)
  transactions
--------------------------------------------------------------------------------
  Total distributions                   (.64)    (.62)   (.67)    (.67)    (.81)
--------------------------------------------------------------------------------
Net asset value, end of period        $10.96   $11.08  $11.12   $10.24   $10.17
--------------------------------------------------------------------------------
Total Return (%)^c                      4.70     5.49   15.56     7.55      .86
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)   755      745     740      804    1,259
--------------------------------------------------------------------------------
Ratio of expenses before expense         .55      .56     .56      .54      .55
reductions (including interest
expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense          .55      .55     .55      .54       --
reductions (including interest
expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense          .55      .55     .55      .54      .55
reductions (excluding interest
expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)      4.40     5.60    6.26     6.60     6.08
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              290      152     161      116      157
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

^c    Total return would have been lower had certain expenses not been reduced.

Scudder Short Duration Fund -- Institutional Class

--------------------------------------------------------------------------------
 Years Ended October 31,                2003      2002     2001    2000    1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $10.17    $10.18   $ 9.97  $ 9.96  $10.13
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                  .27^a     .40^a    .60     .63     .59
--------------------------------------------------------------------------------
  Net realized and unrealized gain       .01       .07      .21     .01    (.14)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       .28       .47      .81     .64     .45
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.31)     (.46)    (.60)   (.63)   (.60)
--------------------------------------------------------------------------------
  Net realized gains on investment      (.07)     (.02)      --      --    (.02)
  transactions
--------------------------------------------------------------------------------
  Total distributions                   (.38)     (.48)    (.60)   (.63)   (.62)
--------------------------------------------------------------------------------
Net asset value, end of period        $10.07    $10.17   $10.18  $ 9.97  $ 9.96
--------------------------------------------------------------------------------
Total Return (%)^b                      2.80      4.71     8.39    6.63    4.49
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period                129        76       38      34      27
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense         .68       .76      .80     .87    1.29
reductions (including interest
expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense          .55       .55      .55     .55      --
reductions (including interest
expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense          .55       .55      .55     .55     .55
reductions (excluding interest
expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of net investment income  (%)     2.70      3.93     5.97    6.35    6.03
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              322       211      129      89     142
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return would have been lower had certain expenses not been reduced.

Scudder High Income Fund -- Institutional Class

--------------------------------------------------------------------------------
 Years Ended September 30,                                      2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 4.63   $ 4.65
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                        .44      .08
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment          .62     (.02)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                              1.06      .06
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                         (.46)    (.08)
--------------------------------------------------------------------------------
Net asset value, end of period                                $ 5.23   $ 4.63
--------------------------------------------------------------------------------
Total Return (%)                                               24.33     1.14**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             1     .001
--------------------------------------------------------------------------------
Ratio of expenses  (%)                                           .83      .82*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                              9.06    14.14*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      149      154
--------------------------------------------------------------------------------

^a For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to September 30, 2002.

^b    Based on average shares outstanding during the period.

*     Annualized

**    Not annualized

Scudder High Income Plus Fund -- Institutional Class

--------------------------------------------------------------------------------
 Years Ended October 31,                 2003     2002     2001    2000    1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period   $ 6.32   $ 7.25   $ 8.23  $ 9.08  $ 8.71
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                   .66^a    .73^a   1.01    1.12    1.03
--------------------------------------------------------------------------------
  Net realized and unrealized gain       1.10     (.93)    (.95)   (.85)    .37
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       1.76     (.20)     .06     .27    1.40
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.66)    (.73)    (.98)  (1.12)  (1.03)
--------------------------------------------------------------------------------
  Net realized gains on investment         --       --     (.06)     --      --
  transactions
--------------------------------------------------------------------------------
  Total distributions                    (.66)    (.73)   (1.04)  (1.12)  (1.03)
--------------------------------------------------------------------------------
Redemption fees                           .00*     .00*      --      --      --
--------------------------------------------------------------------------------
Net asset value, end of period         $ 7.42   $ 6.32   $ 7.25  $ 8.23  $ 9.08
--------------------------------------------------------------------------------
Total Return (%)^b                       28.76   (3.07)     .68    2.45   16.54
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)     18       18       16      30     318
--------------------------------------------------------------------------------
Ratio of expenses before expense          .68      .70      .86     .72     .75
reductions (including interest expense
paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense           .62      .65      .65     .68      --
reductions (including expense paid by
the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense           .62      .65      .65     .65     .65
reductions (excluding interest expense
paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)       9.48    10.50    12.44   12.29   11.37
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               143      132      175^c   151     180
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return would have been lower had certain expenses not been reduced.

^c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

*     Amount is less than $.005.

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Institutional Class Shares

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. Each fund's investment advisor or administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services. You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to the transfer agent. Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended, or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

Eligibility requirements

You may buy Institutional Class shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o  An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o  A client of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds.

o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

Investment minimums

Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.

o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds.

o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

The funds and their service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the Transfer Agent

---------------------------------------------------------------------
By Phone:           (800) 730-1313
---------------------------------------------------------------------
First Investments   Scudder Investments Service Company
By Mail:            P.O. Box 219356
                    Kansas City, MO 64121-9356
---------------------------------------------------------------------
Additional          Scudder Investments Service Company
Investments By      P.O. Box 219154
Mail:               Kansas City, MO 64121-9154
---------------------------------------------------------------------
By Overnight Mail:  Scudder Investments Service Company
                    811 Main Street
                    Kansas City, MO 64105-2005
---------------------------------------------------------------------
By Fax (for         (800) 821-6234
exchanging and
selling shares
only):
---------------------------------------------------------------------

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account

---------------------------------------------------------------------
MAIL:             Complete and sign the account application that
                  accompanies this prospectus. (You may obtain
                  additional applications by calling the transfer
                  agent.) Mail the completed application along with
                  a check payable to the fund you have selected to
                  the transfer agent. Be sure to include the fund
                  number. (For fund numbers, see below.) The
                  applicable addresses are shown under `How to
                  contact the Transfer Agent.'
---------------------------------------------------------------------
WIRE:             Call the transfer agent to set up a wire account.
---------------------------------------------------------------------
FUND NAME         Scudder Fixed Income Fund -- Institutional Class --
AND FUND NUMBER   593
                  Scudder Short Duration Fund -- Institutional Class
                  -- 557
                  Scudder High Income Fund -- Institutional Class --
                  513
                  Scudder High Income Plus Fund -- Institutional
                  Class -- 596
---------------------------------------------------------------------

Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to the fund you have selected to the transfer agent. Be sure to include the fund number and your account number on your check. (For fund numbers, see "How to open your fund account.") The applicable addresses are shown above under "How to contact the Transfer Agent." If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Shareholder Services at
(800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) on the next business day following your purchase.

Scudder Fixed Income Fund, Scudder Short Duration Fund and Scudder High Income Plus Fund:
---------------------------------------------------------------------
Bank Name:          Deutsche Bank Trust Company Americas
---------------------------------------------------------------------
Routing No:         021001033
---------------------------------------------------------------------
Attn:               Scudder Funds
---------------------------------------------------------------------
DDA No:             00-226-296
---------------------------------------------------------------------
FBO:                (Account name)
                    (Account number)
---------------------------------------------------------------------
Credit:             (fund name and number)
                    (See `How to open your fund account.')
---------------------------------------------------------------------


Scudder High Income Fund:
---------------------------------------------------------------------
Bank Name:          State Street Kansas City
---------------------------------------------------------------------
Routing No:         101003621
---------------------------------------------------------------------
Attn:               Scudder Funds
---------------------------------------------------------------------
DDA No:             751-069-1
---------------------------------------------------------------------
FBO:                (Account name)
                    (Account number)
---------------------------------------------------------------------
Credit:             Scudder High Income Fund -- Institutional Class
                    -- 513
---------------------------------------------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The funds and their service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your financial advisor or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling the transfer agent.

You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge its own fees separate from those charged by a fund.

In either case, keep in mind that the information in this prospectus applies only to each fund's Institutional Class. Each fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your appointed financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided the original guarantee.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Short-term redemption fee

The Scudder High Income Plus Fund may charge a short-term redemption fee of 2.00% of the value of the shares being redeemed (either by selling or exchanging into another fund) within 180 days (approximately six months) of purchase. This fee will compensate the fund for expenses directly related to redemption of fund shares (such as brokerage costs, charges for credit lines and other redemption related costs). This fee will also discourage short-term investment in the fund which will facilitate more efficient portfolio management. The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the fund.

The short-term redemption fee does not apply to:

o  Shares acquired through reinvestment of dividends and other distributions;

o Shares of the fund in an account which is closed by us because the account fails to meet the minimum balance requirements; and

o Shares held by certain 401(k) plans, similar individual account plans or profit sharing plans.

The short-term redemption fee may apply to shares held through certain omnibus accounts and retirement plans. With regard to these accounts and plans, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts or plans. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Scudder High Income Plus Fund will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 180 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

How the funds calculate share price

To calculate net asset value per share, or NAV, the share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                ----------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares of a fund is the NAV. The price at which you sell shares is also the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

The Scudder High Income Plus Fund may charge a short-term redemption fee equal to 2.00% of the value of Institutional Class shares redeemed (either by selling the shares or exchanging into another fund) within 180 days of purchase.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and /or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a funds investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders:

o Income dividends: Scudder High Income Fund declares and pays dividends monthly. Scudder Fixed Income Fund, Scudder Short Duration Fund and Scudder High Income Plus Fund accrue dividends daily and pay them monthly.

o Short-term and long-term capital gains: All funds will pay these in November or December, or otherwise as needed.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you received them in cash or reinvested them in additional shares For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of a fund's earnings you receive and your own fund transactions generally depends on their type:

--------------------------------------------------------------------
Generally taxed at capital         Generally taxed at ordinary
gain rates:                        income rates:
--------------------------------------------------------------------
Distributions from a fund

o gains from the sale of           o gains from the sale of
  securities held by a fund for      securities held by a fund for
  more than one year                 one year or less

o qualified dividend income        o all other income
--------------------------------------------------------------------
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
--------------------------------------------------------------------

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, a fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, a fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a fund's shares.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. Capital gains realized before May 6, 2003 will not qualify for the reduced rates. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the Scudder High Income Fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

To Get More Information

Shareholder reports--These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about each fund, call (800) 730-1313, or contact Scudder Investments at the address listed below. These documents and other information about a fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a fund, including a fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.
--------------------------------------------------------------------------------



Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov
(800) 730-1313                             (202) 942-8090




Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza              SEC File Numbers:
Chicago, IL 60606-5808
                                       Fixed Income Fund             811-8006

SCUDDER                                Short Duration Fund           811-8006
INVESTMENTS
                                       Scudder High Income Fund      811-2786
A Member of
Deustche Asset Management [LOGO]       High Income Plus Fund         811-8006

                                                                     SCUDDER
                                                                     INVESTMENTS

                            Taxable Income I
                            Investment Class

               Prospectus

--------------------------------------------------------------------------------
                                February 1, 2004
--------------------------------------------------------------------------------

                            Scudder Fixed Income Fund

                            Scudder High Income Plus Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

   How the Funds Work                      How to Invest in the Funds

     4  Scudder Fixed Income Fund --        24  Buying and Selling Investment
        Investment Class                        Class Shares

    11  Scudder High Income Plus            25  Policies You Should Know
        Fund -- Investment Class                About

    18  Other Policies and Risks            32  Understanding Distributions
                                                and Taxes
    19  Who Manages and Oversees
        the Funds

    21  Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                              Investment Class

                                            ticker symbol     MFISX

                                              fund number     816

  Scudder Fixed Income Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The fund invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The fund may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the fund's investment objective are not readily available for purchase. The fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the fund, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the fund's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking to earn higher current income than an investment in money market mutual funds may provide.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o at times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Investment Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Fixed Income Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Investment Class
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999       -0.79
2000       11.75
2001        9.06
2002        8.95
2003        4.35


For the periods included in the bar chart:

Best Quarter: 4.82%, Q3 2001              Worst Quarter: -0.74%, Q2 1999

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------
                                                                        Since
                                           1 Year        5 Years      Inception*
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------
Returns before Taxes                        4.35           6.57          6.67
--------------------------------------------------------------------------------
Return after Taxes on Distributions         2.58           4.20          4.20
--------------------------------------------------------------------------------
Return after Taxes on Distributions
and Sale of Fund Shares                     2.72           4.12          4.15
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)**                  4.10           6.62          6.95
--------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds which include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the Index is in the intermediate range.

*    Inception date for Investment Class was February 11, 1998.

**   Index comparison begins on February 28, 1998.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment                None
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                     0.40%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fee                             None
--------------------------------------------------------------------------------
Other Expenses (including a shareholder servicing                   0.35
fee of up to 0.25%)
--------------------------------------------------------------------------------
Total Annual Operating Expenses^1                                   0.75
--------------------------------------------------------------------------------

^1 Through February 28, 2005, the investment advisor and administrator have contractually agreed2002, to waive their fees and/or reimburse expenses so that total operating expenses will not exceed 0.80%.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Investment Class            $77            $240          $417           $930
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                Investment Class

                                              ticker symbol     MGHVX

                                                fund number     824

  Scudder High Income Plus Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks high current income and, as a secondary objective, capital appreciation. Under normal conditions, the fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade. Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

The fund's investments in fixed-income securities may be of any credit quality and may include securities not paying interest currently, and securities in default. The fund may invest up to 25% of its total assets in non-US dollar-denominated, below investment-grade fixed income securities. The fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the fund's investment objectives are not readily available for purchase. The fund may also purchase securities on a when-issued basis and engage in short sales.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use currency options and forward currency transactions. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using both a "top-down" approach, first focusing on sector allocations and considering macro trends in the economy and a "bottom-up" approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o    assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The fund's average portfolio maturity may vary and may be shortened by certain of the fund's securities which have floating or variable interest rates or include put features that provide the fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking to earn higher current income than an investment in money market mutual funds may provide.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements; and

o short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the fund.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Investment Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder High Income Plus Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Investment Class
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999       15.36
2000       -7.51
2001        8.48
2002       -0.17
2003       25.51


For the periods included in the bar chart:

Best Quarter: 8.92%, Q2 2003              Worst Quarter: -8.74%, Q4 2000

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------

                                                                        Since
                                           1 Year        5 Years     Inception*
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------
Returns before Taxes                       25.51           7.71           8.59
--------------------------------------------------------------------------------
Return after Taxes on Distributions        21.71           3.18           4.04
--------------------------------------------------------------------------------
Return after Taxes on Distributions
and Sale of Fund Shares                    16.16           3.63           4.39
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)**                 27.94           6.44           5.57
--------------------------------------------------------------------------------

Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

*    Inception date for Investment Class was September 15, 1998.

**   Index comparison begins on September 30, 1998.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                        None
--------------------------------------------------------------------------------
Redemption/Exchange Fee, on shares owned less than six months
(% of amount redeemed)^1                                               2.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                         0.50%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fee                                 None
--------------------------------------------------------------------------------
Other Expenses (including a shareholder servicing fee of up to          0.38
0.25%)
--------------------------------------------------------------------------------
Total Annual Operating Expenses2                                        0.88
--------------------------------------------------------------------------------

^1 The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 180 days of purchase (approximately six months). The fee is withheld from redemption proceeds and retained by the fund.

^2 Through February 28, 2005, the investment advisor and administrator have contractually agreed2002, to waive their fees and/or reimburse expenses so that total operating expenses will not exceed 0.90%.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Investment Class            $90            $281          $488          $1,084
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Each fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so. The Board of Scudder Fixed Income Fund will provide shareholders with at least 60 days' notice prior to making any changes to such fund's 80% investment policy.

o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o These funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

Investment Advisor. Deutsche Asset Management, Inc. ("DeAM, Inc."), with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for each fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the funds' investment decisions, buys and sells securities for the funds and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The funds paid the following fees to DeAM, Inc. for investment advisory services in the last fiscal year.

---------------------------------------------------------------------
                                         Percentage of Average
Fund                                        Daily Net Assets
---------------------------------------------------------------------
Scudder Fixed Income Fund                        0.40%
---------------------------------------------------------------------
Scudder High Income Plus Fund*                   0.44%
---------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients and is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder Fixed Income Fund                 Daniel R. Taylor
                                          CFA, Managing Director of Deutsche
Gary W. Bartlett                          Asset Management and Co-Manager of
CFA, Managing Director of Deutsche        the fund.
Asset Management and Lead Manager         o   Joined Deutsche Asset Management
of the fund.                                  in 1998.
o   Joined Deutsche Asset Management      o   Prior to that, fixed income
    in 1992.                                  portfolio manager, asset-backed
o   Began investment career in 1982.          securities analyst and senior
o   MBA, Drexel University.                   credit analyst, CoreStates
                                              Investment Advisors, from 1992
Warren S. Davis                               to 1998.
Managing Director of Deutsche Asset       o   Began investment career in 1992.
Management and Co-Manager of the fund.
o   Joined Deutsche Asset Management      Timothy C. Vile
    in 1995.                              CFA, Managing Director of Deutsche
o   Began investment career in 1985.      Asset Management and Co-Manager of
o   MBA, Drexel University.               the fund.
                                          o   Joined Deutsche Asset Management
Thomas J. Flaherty                            in 1991.
Managing Director of Deutsche Asset       o   Prior to that, portfolio manager
Management and Co-Manager of the fund.        for fixed income portfolios at
o   Joined Deutsche Asset Management          Equitable Capital Management.
    in 1995.                              o   Began investment career in 1984.
o    Began investment career in 1984.
                                          Scudder High Income Plus Fund
J. Christopher Gagnier
Managing Director of Deutsche Asset       Andrew Cestone
Management and Co-Manager of the fund.    Managing Director of Deutsche Asset
o   Joined Deutsche Asset Management      Management and Lead Manager of
    in 1997.                              the fund.
o   Prior to that, portfolio manager,     o   Joined Deutsche Asset Management
    PaineWebber, from 1984 to 1997.           in March 1998 and the fund in
o   Began investment career in 1979.          2002.
o   MBA, University of Chicago.           o   Prior to that, Investment
                                              Analyst, Phoenix Investment
William T. Lissenden                          Partners, from 1997 to 1998.
Director of Deutsche Asset Management         Prior to that, Credit Officer,
and Co-Manager of the fund.                   asset based lending group, Fleet
o   Joined Deutsche Asset Management          Bank, from 1995 to 1997.
    in 2002.
o   Prior to that, fixed income
    strategist and director of
    research at Conseco Capital
    Management, director of fixed
    income research and product
    management at Prudential
    Securities, national sales manager
    for fixed income securities at
    Prudential Securities and
    institutional sales professional
    at several firms including
    Prudential, Goldman Sachs and
    Merrill Lynch.
o   MBA, Baruch College.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover).

Scudder Fixed Income Fund -- Investment Class

--------------------------------------------------------------------------------
 Years Ended October 31,               2003     2002    2001    2000    1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $11.09   $11.12   $10.24  $10.17  $10.88
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                  .47^a    .59^a    .64     .59     .61
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions      .02^b   (.03)     .88     .07   (.54)
--------------------------------------------------------------------------------
  Total from investment operations       .49      .56     1.52     .66     .07
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.47)    (.59)    (.64)   (.59)   (.61)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                          (.16)       --      --      --   (.17)
--------------------------------------------------------------------------------
  Total distributions                   (.63)    (.59)    (.64)   (.59)   (.78)
--------------------------------------------------------------------------------
Net asset value, end of period        $10.95   $11.09   $11.12  $10.24  $10.17
--------------------------------------------------------------------------------
Total Return (%)^c                      4.58     5.24    15.39    7.19     .65
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)   108       95      34       13       7
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (including interest expense
paid by the Fund) (%)                    .75      .81      .81     .79     .80
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (including interest expense
paid by the Fund) (%)                    .66      .80      .80     .79      --
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (excluding interest expense
paid by the Fund) (%)                    .66      .80      .80     .79     .80
--------------------------------------------------------------------------------
Ratio of net investment income (%)      4.29     5.35     5.95    6.40    5.86
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              290      152      161     116     157
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

^c   Total return would have been lower had certain expenses not been reduced.

Scudder High Income Plus Fund -- Investment Class

-------------------------------------------------------------------------------
 Years Ended October 31,                2003      2002     2001   2000    1999
-------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------
Net asset value, beginning of period $ 6.32   $ 7.24    $ 8.23  $ 9.07 $ 8.71
-------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                .65^a    .71^a      .94    1.10   1.00
-------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions    1.09    (.92)     (.91)   (.84)    .36
-------------------------------------------------------------------------------
  Total from investment operations     1.74    (.21)       .03     .26   1.36
-------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (.64)    (.71)     (.96)  (1.10) (1.00)
-------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                           --       --     (.06)      --     --
-------------------------------------------------------------------------------
  Total distributions                 (.64)    (.71)    (1.02)  (1.10) (1.00)
-------------------------------------------------------------------------------
Redemption fees                        .00*     .00*        --      --     --
-------------------------------------------------------------------------------
Net asset value, end of period       $ 7.42   $ 6.32    $ 7.24  $ 8.23 $ 9.07
-------------------------------------------------------------------------------
Total Return (%)b                     28.59   (3.21)       .29    2.34  16.07
-------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------
Net assets, end of period ($ millions)   10        4         5       3      3
-------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (including interest expense
paid by the Fund) (%)                   .88      .95      1.11     .96   1.00
-------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (including interest expense
paid by the Fund) (%)                   .72      .90       .90     .91     --
-------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (excluding interest expense
paid by the Fund) (%)                   .72      .90       .90     .90    .90
-------------------------------------------------------------------------------
Ratio of net investment income (%)     9.38    10.25     12.12   12.96  11.24
-------------------------------------------------------------------------------
Portfolio turnover rate (%)             143      132      175^c    151    180
-------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return would have been lower had certain expenses not been reduced.

^c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

*    Amount is less than $.005.

How to Invest in the Funds

The following pages tell you how to invest in the funds and what to expect as a shareholder.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

These instructions are for buying and selling Investment Class shares.

Buying and Selling Investment Class Shares

You may only buy Investment Class shares if you have a shareholder account set up with a financial advisor. Financial advisors include brokers, financial representatives or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial advisors may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

Contact your financial advisor for details on how to enter and pay for your order. Each fund's advisor or administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.

Investment minimums

Initial investment                                   $1,000
---------------------------------------------------------------------
Subsequent investment                                   $50
---------------------------------------------------------------------
IRA account
  Initial investment                                   $500
---------------------------------------------------------------------
  Subsequent investment                                 $50
---------------------------------------------------------------------
Automatic investment plan
(minimum/maximum)                              $50/$250,000
---------------------------------------------------------------------
Minimum account balance                              $1,000
---------------------------------------------------------------------

The funds and their service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

Service plan

Each fund has adopted a service plan for its Investment Class shares. Under the plan, each fund pays service fees at an aggregate annual rate of up to 0.25% of the fund's average daily net assets for its Investment Class shares. The fees are compensation to financial advisors for providing personal services and/or account maintenance services to the customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same fund.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge its own fees separate from those charged by a fund.

In either case, keep in mind that the information in this prospectus applies only to each fund's Investment Class. The funds do have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your appointed financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided the original guarantee.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Short-term redemption fee

The Scudder High Income Plus Fund may charge a short-term redemption fee of 2.00% of the value of the shares being redeemed (either by selling or exchanging into another fund) within 180 days (approximately six months) of purchase. This fee will compensate the fund for expenses directly related to redemption of fund shares (such as brokerage costs, charges for credit lines and other redemption related costs). This fee will also discourage short-term investment in the fund which will facilitate more efficient portfolio management. The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the fund.

The short-term redemption fee does not apply to:

o    Shares acquired through reinvestment of dividends and other distributions;

o Shares of the Scudder High Income Plus Fund in an account which is closed by us because the account fails to meet the minimum balance requirements; and

o Shares held by certain 401(k) plans, similar individual account plans or profit sharing plans.

The short-term redemption fee may apply to shares held through certain omnibus accounts and retirement plans. With regard to these accounts and plans, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts or plans. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Scudder High Income Plus Fund will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 180 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

How the funds calculate share price

To calculate net asset value per share or NAV, the share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ---------------------------------        =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy shares of a fund is the NAV. The price at which you sell shares is also the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

The Scudder High Income Plus Fund may charge a short-term redemption fee equal to 2.00% of the value of Investment Class shares redeemed (either by selling the shares or exchanging into another fund) within 180 days of purchase.

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $1,000. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders:

o    Income dividends: accrued daily and paid monthly

o Short-term and long-term capital gains: November or December or otherwise as needed

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of a fund's earnings you receive and your own fund transactions generally depends on their type:

====================================================================
Generally taxed at capital         Generally taxed at ordinary
gain rates:                        income rates:
====================================================================
Distributions from a fund

o gains from the sale of          o  gains from the sale of
  securities held by a fund for      securities held by a fund for
  more than one year                 one year or less

o  qualified dividend income      o  all other income
====================================================================
Transactions involving fund shares

o gains from selling fund shares  o  gains from selling fund
  held for more than one year        shares held for one year or
                                     less
====================================================================

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, a fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, a fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a fund's shares.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. Capital gains realized before May 6, 2003 will not qualify for the reduced rates. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about each fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about a fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a fund, including a fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov
(800) 621-1048                             (202) 942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

Scudder
Investments                                SEC File Numbers:

A Member of                                Fixed Income Fund            811-8006
Deutsche Asset Management [LOGO]           High Income Plus Fund        811-8006

                                                                         SCUDDER
                                                                     INVESTMENTS
                            Taxable Income I
                            Premier Class

                   Prospectus

--------------------------------------------------------------------------------
                            February 1, 2004
--------------------------------------------------------------------------------
                        |
                        |   Scudder High Income Plus Fund


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

 How the Fund Works                     How to Invest in the Fund

   4  The Fund's Main Investment         16  Buying and Selling Premier
      Strategy                               Class Shares

   6  The Main Risks of Investing        19  Policies You Should Know
      in the Fund                            About

   8  The Fund's Performance             25  Understanding Distributions
      History                                and Taxes

  10  How Much Investors Pay

  11  Other Policies and Risks

  12  Who Manages and Oversees
      the Fund

  14  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                               |   Premier Class
                                                               |
                                                ticker symbol  |   MGHPX
                                                  fund number  |   556

Scudder High Income Plus Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks high current income and, as a secondary objective, capital appreciation. Under normal conditions, the fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

The fund's investments in fixed income securities may be of any credit quality and may include securities not paying interest currently, and securities in default. The fund may invest up to 25% of its total assets in non-US dollar denominated, below investment-grade fixed income securities. The fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the fund's investment objectives are not readily available for purchase. The fund may also purchase securities on a when-issued basis and engage in short sales.


--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use currency options and forward currency transactions. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using both a "top-down" approach, first focusing on sector allocations and considering macro trends in the economy and a "bottom-up" approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The fund's average portfolio maturity may vary and may be shortened by certain of the fund's securities which have floating or variable interest rates or include put features that provide the fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking higher current income than investment grade bond funds and who are willing to accept significantly greater short-term fluctuation in their investment.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements; and

o short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the fund.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Premier Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder High Income Plus Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                  Premier Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

        2001        8.94
        2002        0.10
        2003       25.90


For the periods included in the bar chart:

Best Quarter: 9.04%, Q2 2003              Worst Quarter: -5.56%, Q3 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------

                                                    1 Year      Since Inception*
--------------------------------------------------------------------------------
Premier Class
--------------------------------------------------------------------------------
  Return before Taxes                               25.90             9.03
--------------------------------------------------------------------------------
  Return after Taxes on Distributions               21.90             4.56
--------------------------------------------------------------------------------
  Return after Taxes on Distributions               16.38             4.81
  and Sale of Fund Shares
--------------------------------------------------------------------------------
Index (reflects no deductions for fees,             27.94             7.80
expenses or taxes)**
--------------------------------------------------------------------------------

Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

*    Inception date for Premier Class was October 31, 2000.

**   Index comparison begins on October 31, 2000.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.



--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment             None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                   0.50%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fee                          None
--------------------------------------------------------------------------------
Other Expenses                                                   0.16
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                  0.66
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursement                            0.16
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses^1                            0.50
--------------------------------------------------------------------------------

^1 Through February 28, 2005, the investment advisor and administrator have contractually agreed to waive their fees and/or reimburse expenses so that total operating expenses will not exceed 0.50%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example               1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
Premier Class           $51            $195            $352            $807
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o The fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

Investment Advisor. Deutsche Asset Management, Inc. ("DeAM, Inc."), with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor received a fee of 0.44% (reflecting the effect of expense limitations and/or fee waivers then in effect) of the fund's average daily net assets for its services in the last fiscal year.

DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients and is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

Portfolio manager

The following portfolio manager is responsible for the day-to-day management of the fund's investments:

Andrew Cestone, Managing Director of Deutsche Asset Management and Lead Manager of the fund.

o  Joined Deutsche Asset Management in March 1998 and the fund in 2002.

o Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998. Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

Financial Highlights

This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

Scudder High Income Plus Fund -- Premier Class

--------------------------------------------------------------------------------
 Years Ended October 31,                                 2003     2002    2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 6.32    $ 7.24  $ 8.23
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                  .67^b     .74^b   .98
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on            1.09      (.92)   (.92)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                      1.76      (.18)    .06
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                 (.67)     (.74)   (.99)
--------------------------------------------------------------------------------
  Net realized gains on investment transactions           --        --    (.06)
--------------------------------------------------------------------------------
  Total distributions                                   (.67)     (.74)  (1.05)
--------------------------------------------------------------------------------
Redemption fees                                          .00***    .00***   --
--------------------------------------------------------------------------------
Net asset value, end of period                        $ 7.41    $ 6.32  $ 7.24
--------------------------------------------------------------------------------
Total Return (%)^c                                     28.95     (2.83)    .68**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   347       320     331
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions              .68       .70     .71*
(including interest expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (including    .50       .50     .50*
interest expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (excluding    .50       .50     .50*
interest expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)                      9.60     10.65   12.53*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              143       132     175^d
--------------------------------------------------------------------------------

^a    Commencement of sales of Premier Class shares was October 31, 2000.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

^d Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

*     Annualized

**    Not annualized

***   Amount is less than $.005.

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Premier Class Shares

You may buy Premier Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. The fund's investment advisor or administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services. You may also buy Premier Class shares by sending your check (along with a completed Application Form) directly to the transfer agent. Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended, or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

Investment minimums

Your initial investment must be at least $5,000,000. The minimum subsequent investment requirement is $1,000,000. The fund and its service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion.

How to contact the Transfer Agent

---------------------------------------------------------------------
By Phone:           (800) 621-1048
---------------------------------------------------------------------
First Investments   Scudder Investments Service Company
By Mail:            P.O. Box 219356
                    Kansas City, MO 64121-9356
---------------------------------------------------------------------
Additional          Scudder Investments Service Company
Investments By      P.O. Box 219154
Mail:               Kansas City, MO 64121-9154
---------------------------------------------------------------------
By Overnight Mail:  Scudder Investments Service Company
                    811 Main Street
                    Kansas City, MO 64105-2005
---------------------------------------------------------------------
By Fax (for         (800) 821-6234
exchanging and
selling shares
only):
---------------------------------------------------------------------

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account

---------------------------------------------------------------------
MAIL: Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the transfer agent.) Mail the completed application along with a check payable to Scudder High Income
                    Plus Fund -- Premier Class -- 556 to Scudder
                    Investments Service Company. The addresses are shown under "How to contact the Transfer
                    Agent."
---------------------------------------------------------------------
WIRE:               Call the transfer agent to set up a wire
                    account.
---------------------------------------------------------------------

Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to "Scudder High Income Plus Fund Premier Class -- 556," to the transfer agent. The addresses are shown above under "How to contact the Transfer Agent." Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $5,000,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Shareholder Services at
(800) 621-1048 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) on the next business day following your purchase.

---------------------------------------------------------------------
Bank Name:          Deutsche Bank Trust Company Americas
---------------------------------------------------------------------
Routing No:         021001033
---------------------------------------------------------------------
Attn:               Scudder Funds
---------------------------------------------------------------------
DDA No:             00-226-296
---------------------------------------------------------------------
FBO:                (Account name)
                    (Account number)
---------------------------------------------------------------------
Credit:             Scudder High Income Plus Fund-- Premier Class--
                    556
---------------------------------------------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Shareholder Services at (800) 621-1048. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your financial advisor or Shareholder Services at (800) 621-1048. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Premier Class shares of another Scudder fund by calling Shareholder Services.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge its own fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund's Premier Class. The fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order or buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your appointed financial advisor. If we are unable to obtain this information within the time frames established by each fund then, we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided the original guarantee.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

How the fund calculates share price

To calculate net asset value per share or NAV, the share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                --------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares of Scudder High Income Plus Fund -- Premier Class is the NAV. The price at which you sell shares is also the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $5,000,000 for any reason other than a change in market value

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) The fund may not always pay a distribution for a given period.

The fund has a regular schedule for paying out any earnings to shareholders:

o  Income dividends: accrued daily and paid monthly

o Short-term and long-term capital gains: November or December or otherwise as needed

For federal income tax purposes, income and capital gains distribution are generally taxable. However, distribution by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable, whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

--------------------------------------------------------------------
Generally taxed at capital         Generally taxed at ordinary
gain rates:                        income rates:
--------------------------------------------------------------------
Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o qualified dividend income        o all other income
--------------------------------------------------------------------
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
--------------------------------------------------------------------

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. Capital gains realized before May 6, 2003 will not qualify for the reduced rates. For more information, see the Statement of Additional Information, under "Taxes."

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.
--------------------------------------------------------------------------------


Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov
(800) 621-1048                             (202) 942-8090



Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


SCUDDER
INVESTMENTS
                                          SEC File Number:
A Member of
Deustche Asset Management [LOGO]          High Income Plus Fund         811-8006

                                                                     SCUDDER
                                                                     INVESTMENTS


                            Institutional Class

           Prospectus

--------------------------------------------------------------------------------
                            February 1, 2004
--------------------------------------------------------------------------------

                            Scudder Total Return Bond Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

How the Fund Works                           How to Invest in the Fund

 4  The Fund's Main Investment                15  Buying and Selling
    Strategy                                      Institutional Class Shares

 7  The Main Risks of Investing               19  Policies You Should Know
    in the Fund                                   About

 8  The Fund's Performance                    25  Understanding Distributions
    History                                       and Taxes

 9  How Much Investors Pay

10  Other Policies and Risks

11  Who Manages and Oversees
    the Fund

13  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                             Institutional Class

                                   fund number                      1727

  Scudder Total Return Bond Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks total return. Under normal conditions, the fund invests at least 80% of its assets in fixed income securities. The fund primarily invests in US dollar-denominated investment-grade fixed income securities. The fund's assets may be allocated among fixed income securities of foreign issuers, high yield bonds of US and foreign issuers, including high yield bonds of issuers in countries with new or emerging securities markets, or, to maintain liquidity, in cash or money market instruments. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade.

The fund may invest up to 25% of its total assets in foreign investment-grade fixed income securities. Securities may be denominated in US or foreign currencies. At times, the fund invests a large percentage of assets in mortgage-backed securities, including collateralized mortgage obligations ("CMOs"). The fund may purchase securities on a when-issued basis and engage in short sales.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use currency options and forward currency transactions. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio managers meet formally on a monthly basis to determine relative value across asset classes, drawing on input from sector and market specialists. Once allocation targets for each broad fixed income sector are set, sector specialists consider the relative value of purchase candidates given the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select the best securities within each asset class. The techniques used by the sector specialists in evaluating each asset class are described below:

US Investment Grade Securities. In selecting these securities for investment, the portfolio managers:

o assign a relative value to each bond, based on creditworthiness, cash flow and price;

o determine the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o use a bottom-up approach which subordinates sector weightings to individual bonds that the portfolio managers believe may add above-market value.

The portfolio managers generally sell these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the fund. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Investment Grade Securities and Emerging Markets High Yield Securities. In selecting these securities for investment, the portfolio managers consider macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate. The portfolio managers seek to identify those securities that will offer, in their opinion, the greatest potential for capital appreciation on a three-month outlook. The portfolio managers sell securities or exchange currencies when they meet their target price objectives or when the portfolio managers revise price objectives downward. In selecting emerging market securities, the portfolio managers also consider short-term factors such as market sentiment, capital flows and new issue programs.

High Yield Securities (Excluding Emerging Market Sovereign Debt). In selecting these securities for investment, the portfolio managers:

o analyze economic conditions for improving or undervalued sectors and industries;

o use independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o    assess new issues versus secondary market opportunities; and

o seek issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking higher total returns than an investment in investment grade bond funds may provide.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements; and

o short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the fund.

The Fund's Performance History

Because this is a new fund, it does not have a full year of performance to report as of the date of this prospectus.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table

--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment              None
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                   0.45%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fee                           None
--------------------------------------------------------------------------------
Other Expenses^1                                                  0.37
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                   0.82
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements                            0.22
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses2                              0.60
--------------------------------------------------------------------------------


1 Because the fund has no operating history as of the date of this prospectus, these expenses are based on estimated amounts for the current fiscal year.

2 Through February 28, 2005, the investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that total operating expenses will not exceed 0.60%.
Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                                    1 Year                 3 Years
--------------------------------------------------------------------------------
Institutional Class                         $61                    $240
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o The fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable income.

o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

Investment advisor

Deutsche Asset Management, Inc. ("DeAM, Inc."), with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients and is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

Below is the contractual rate which would be paid by the fund to the advisor as a percentage of the fund's average daily net assets:

---------------------------------------------------------------------
Fund Name                                           Fee Rate
---------------------------------------------------------------------
Scudder Total Return Bond Fund                       0.45%
---------------------------------------------------------------------

The portfolio managers

The following portfolio managers are responsible for the day-to-day management of the fund's investments.

Gary W. Bartlett                       Daniel R. Taylor
CFA, Managing Director of Deutsche     CFA, Managing Director of Deutsche
Asset Management and Lead Manager      Asset Management and Co-Manager of
of the fund.                           the fund.
o   Joined Deutsche Asset              o   Joined Deutsche Asset Management
    Management in 1992.                    in 1998.
o   Began investment career in 1982.   o   Prior to that, fixed income
o   MBA, Drexel University.                portfolio manager, asset-backed
                                           securities analyst and senior
Warren S. Davis                            credit analyst, CoreStates
Managing Director of Deutsche Asset        Investment Advisors, from 1992 to
Management and Co-Manager of the           1998.
fund.                                  o   Began investment career in 1992.
o   Joined Deutsche Asset
    Management in 1995.                Timothy C. Vile
o   Began investment career in 1985.   CFA, Managing Director of Deutsche
o   MBA, Drexel University.            Asset Management and Co-Manager of
                                       the fund.
Thomas J. Flaherty                     o   Joined Deutsche Asset Management
Managing Director of Deutsche Asset        in 1991.
Management and Co-Manager of the       o   Prior to that, portfolio manager
fund.                                      for fixed income portfolios at
o   Joined Deutsche Asset                  Equitable Capital Management.
    Management in 1995.                o   Began investment career in 1984.
o   Began investment career in 1984.

J. Christopher Gagnier
Managing Director of
Deutsche Asset Management and
Co-Manager of the fund.
o    Joined Deutsche Asset
    Management in 1997.
o   Prior to that, portfolio manager,
    PaineWebber, from 1984 to 1997.
o   Began investment career in 1979.
o   MBA, University of Chicago.

William T. Lissenden
Director of Deutsche Asset
Management and Co-Manager of the
fund.
o   Joined Deutsche Asset
    Management in 2002.
o   Prior to that, fixed income
    strategist and director of
    research at Conseco Capital
    Management, director of fixed
    income research and product
    management at Prudential
    Securities, national sales
    manager for fixed income
    securities at Prudential
    Securities and institutional
    sales professional at several
    firms including Prudential,
    Goldman Sachs and Merrill Lynch.
o   MBA, Baruch College.

Financial Highlights

Because this is a new fund which has not yet commenced operations, it does not have financial information to report as of the date of this prospectus.

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Institutional Class Shares

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. The fund's investment advisor or administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services. You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to the transfer agent. Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

Eligibility requirements

You may buy Institutional Class shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o    An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o    A client of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds.

o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

Investment minimums

Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.

o    Employee benefit plans with assets of at least $50 million.

o    Clients of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds.

o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the fund.

The fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the Transfer Agent
=====================================================================
             By Phone:           (800) 730-1313
=====================================================================
First Investments   Scudder Investments Service Company
By Mail:            P.O. Box 219356
                    Kansas City, MO 64121-9356
=====================================================================
Additional          Scudder Investments Service Company
Investments By      P.O. Box 219154
Mail:               Kansas City, MO 64121-9154
=====================================================================
By Overnight Mail:  Scudder Investments Service Company
                    811 Main Street
                    Kansas City, MO 64105-2005
=====================================================================
By Fax (for         (800) 821-6234
exchanging and
selling shares
only):
=====================================================================


You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account

=====================================================================
MAIL:             Complete and sign the account application that
                  accompanies this prospectus. (You may obtain
                  additional applications by calling the transfer
                  agent.) Mail the completed application along with
                  a check payable to the fund you have selected to
                  the transfer agent. Be sure to include the fund
                  number. (For fund numbers, see below.) The
                  addresses are shown under "How to contact the
                  Transfer Agent."
=====================================================================
WIRE:             Call the transfer agent to set up a wire account.
=====================================================================
FUND NAME         Scudder Total Return Bond Fund -- Institutional
AND FUND NUMBER   Class -- 1727
---------------------------------------------------------------------


Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to "Scudder Total Return Bond Fund -- Institutional Class -- 1727" to the transfer agent. Be sure to include the fund number and your account number on your check. (For fund numbers, see "How to open your fund account.") The addresses are shown above under "How to contact the Transfer Agent." If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Shareholder Services at
(800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) on the next business day following your purchase.

=====================================================================
Bank Name:          Deutsche Bank Trust Company Americas
=====================================================================
Routing No:         021001033
=====================================================================
Attn:               Scudder Funds
=====================================================================
DDA No:             00-226-296
=====================================================================
FBO:                (Account name)
                    (Account number)
=====================================================================
Credit:             Scudder Total Return Bond Fund -- Institutional
                    Class -- 1727
=====================================================================

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your financial advisor or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling Shareholder Services.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. The financial advisor may have procedures that differ in certain respects from those described here, and an investor should consult with the financial advisor whenever a question arises. Please note that a financial advisor may charge its own fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund's Institutional Class. The fund has other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your appointed financial advisor. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The fund will not accept new account applications with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you will generally receive the dividend for the day on which your shares were sold.


ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, travelers checks, starter checks, money orders, third party checks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of the fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor or Shareholder Services for more information.

How the fund calculates share price

The price at which you buy shares is the net asset value per share or NAV. To calculate NAV, the share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------        =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares is also the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund's Board which are intended to reflect fair value when market quotations or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reason

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) The fund may not always pay a distribution for a given period.

The fund has a regular schedule for paying out any earnings to shareholders:

o    Income dividends: accrued daily and paid monthly

o Short-term and long-term capital gains: November or December or otherwise as needed

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

====================================================================
Generally taxed at capital         Generally taxed at ordinary
gain rates:                        income rates:
====================================================================
Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o  qualified dividend income       o all other income
====================================================================
Transactions involving fund shares

o  gains from selling fund shares  o gains from selling fund
   held for more than one year       shares held for one year or
                                     less
====================================================================

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about each fund, call (800) 730-1313, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a fund, including a fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov
(800) 730-1313 (202) 942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

Scudder
Investments
                                       SEC File Number:
A Member of
Deutsche Asset Management [LOGO]       Total Return Bond Fund       811-8006

                                                                         SCUDDER
                                                                     INVESTMENTS


                            Premier Class


                      Prospectus

--------------------------------------------------------------------------------
                            February 1, 2004
--------------------------------------------------------------------------------
                        |
                        |  Scudder Total Return Bond Fund


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

 How the Fund Works                       How to Invest in the Fund

   4  The Fund's Main Investment           16  Buying and Selling Premier
      Strategy                                 Class Shares

   7  The Main Risks of Investing          19  Policies You Should Know
      in the Fund                              About

   9  The Fund's Performance               26  Understanding Distributions
      History                                  and Taxes

  10  How Much Investors Pay

  11  Other Policies and Risks

  12  Who Manages and Oversees
      the Fund

  14  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                             |   Premier Class
                                                             |
                                                fund number  |   1726

Scudder Total Return Bond Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks total return. Under normal conditions, the fund invests at least 80% of its assets in fixed income securities. The fund primarily invests in US dollar-denominated investment-grade fixed income securities. The fund's assets may be allocated among fixed income securities of foreign issuers, high yield bonds of US and foreign issuers, including high yield bonds of issuers in countries with new or emerging securities markets, or, to maintain liquidity, in cash or money market instruments. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade.

The fund may invest up to 25% of its total assets in foreign investment-grade fixed income securities. Securities may be denominated in US or foreign currencies. At times, the fund invests a large percentage of assets in mortgage-backed securities, including collateralized mortgage obligations ("CMOs"). The fund may purchase securities on a when-issued basis and engage in short sales.

The portfolio managers meet formally on a monthly basis to determine relative value across asset classes, drawing on input from sector and market specialists. Once allocation targets for each broad fixed income sector are set, sector specialists consider the relative value of purchase candidates given the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select the best securities within each asset class. The techniques used by the sector specialists in evaluating each asset class are described below:


--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use currency options and forward currency transactions. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

US Investment Grade Securities. In selecting these securities for investment, the portfolio managers:

o assign a relative value to each bond, based on creditworthiness, cash flow and price;

o determine the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o use a bottom-up approach which subordinates sector weightings to individual bonds that the portfolio managers believe may add above-market value.

The portfolio managers generally sell these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the fund. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Investment Grade Securities and Emerging Markets High Yield Securities. In selecting these securities for investment, the portfolio managers consider macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate. The portfolio managers seek to identify those securities that will offer, in their opinion, the greatest potential for capital appreciation on a three-month outlook. The portfolio managers sell securities or exchange currencies when they meet their target price objectives or when the portfolio managers revise price objectives downward. In selecting emerging market securities, the portfolio managers also consider short-term factors such as market sentiment, capital flows and new issue programs.

High Yield Securities (Excluding Emerging Market Sovereign Debt). In selecting these securities for investment, the portfolio managers:

o analyze economic conditions for improving or undervalued sectors and industries;

o use independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assess new issues versus secondary market opportunities; and

o seek issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking higher total returns than an investment in investment grade bond funds may provide.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements; and

o short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the fund.

The Fund's Performance History

Because this is a new fund, it does not have a full year of performance to report as of the date of this prospectus.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment              None
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                    0.45%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fee                           None
--------------------------------------------------------------------------------
Other Expenses^1                                                  0.33
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                   0.78
--------------------------------------------------------------------------------
Fee Waiver/Expense Reimbursements                                 0.33
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses^2                             0.45
--------------------------------------------------------------------------------

^1 Because the fund has no operating history as of the date of this prospectus, these expenses are based on estimated amounts for the current fiscal year.

^2 Through February 28, 2005, the investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that total operating expenses will not exceed 0.45%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example                                    1 Year                 3 Years
--------------------------------------------------------------------------------
Premier Class                               $46                    $216
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o The fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

Investment Advisor. Deutsche Asset Management, Inc. ("DeAM, Inc."), with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients and is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

Below is the contractual rate which would be paid by the fund to the advisor, as a percentage of the fund's average daily net assets:

Fund Name                                           Fee Rate
---------------------------------------------------------------------
Scudder Total Return Bond Fund                       0.45%
---------------------------------------------------------------------

The portfolio managers

The following portfolio managers are responsible for the day-to-day management of the fund's investments.


Gary W. Bartlett                            William T. Lissenden
CFA, Managing Director of Deutsche Asset    Director of Deutsche Asset
Management and Lead Manager of the fund.    Management and Co-Manager of the
 o Joined Deutsche Asset Management in      fund.
   1992.                                     o Joined Deutsche Asset Management
 o Began investment career in 1982.            in 2002.
 o MBA, Drexel University.                   o Prior to that, fixed income
                                               strategist and director of
Warren S. Davis                                research at Conseco Capital
Managing Director of Deutsche Asset            Management, director of fixed
Management and Co-Manager of the fund.         income research and product
 o Joined Deutsche Asset Management in         management at Prudential
   1995.                                       Securities, national sales
 o Began investment career in 1985.            manager for fixed income
 o MBA, Drexel University.                     securities at Prudential
                                               Securities and institutional
Thomas J. Flaherty                             sales professional at several
Managing Director of Deutsche Asset            firms including Prudential,
Management and Co-Manager of the fund.         Goldman Sachs and Merrill Lynch.
 o Joined Deutsche Asset Management in       o MBA, Baruch College.
   1995.
 o Began investment career in 1984.         Daniel R. Taylor
                                            CFA, Managing Director of Deutsche
J. Christopher Gagnier                      Asset Management and Co-Manager of
Managing Director of Deutsche Asset         the fund.
Management and Co-Manager of the fund.       o Joined Deutsche Asset Management
 o Joined Deutsche Asset Management in         in 1998.
   1997.                                     o Prior to that, fixed income
 o Prior to that, portfolio manager,           portfolio manager, asset-backed
   PaineWebber, from 1984 to 1997.             securities analyst and senior
 o Began investment career in 1979.            credit analyst, CoreStates
 o MBA, University of Chicago.                 Investment Advisors, from 1992
                                               to 1998.
                                             o Began investment career in 1992.

                                            Timothy C. Vile
                                            CFA, Managing Director of Deutsche
                                            Asset Management and Co-Manager of
                                            the fund.
                                             o Joined Deutsche Asset Management
                                               in 1991.
                                             o Prior to that, portfolio manager
                                               for fixed income portfolios at
                                               Equitable Capital Management.
                                             o Began investment career in 1984.

Financial Highlights

Because this is a new fund which has not yet commenced operations, it does not have financial information to report as of the date of this prospectus.

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Premier Class Shares

You may buy Premier Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. The fund's advisor or administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services. You may also buy Premier Class shares by sending your check (along with a completed Application Form) directly to the transfer agent. Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

Investment minimums

Your initial investment must be at least $5,000,000. The minimum subsequent investment requirement is $1,000,000. The fund and its service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion.

How to contact the Transfer Agent
---------------------------------------------------------------------
By Phone:           (800) 621-1048
---------------------------------------------------------------------
First Investments   Scudder Investments Service Company
By Mail:            P.O. Box 219356
                    Kansas City, MO 64121-9356
---------------------------------------------------------------------
Additional          Scudder Investments Service Company
Investments By      P.O. Box 219154
Mail:               Kansas City, MO 64121-9154
---------------------------------------------------------------------
By Overnight Mail:  Scudder Investments Service Company
                    811 Main Street
                    Kansas City, MO 64105-2005
---------------------------------------------------------------------
By Fax (for         (800) 821-6234
exchanging and
selling shares
only):
---------------------------------------------------------------------

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account

---------------------------------------------------------------------
MAIL: Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the transfer agent.) Mail the completed application along with a check payable to Scudder Total Return
                    Bond Fund -- Premier Class -- 1726 to Scudder Investments Service Company. The addresses are shown under "How to contact the Transfer
                    Agent."
---------------------------------------------------------------------
WIRE:               Call the transfer agent to set up a wire
                    account.
---------------------------------------------------------------------

Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to "Scudder Total Return Bond Fund Premier Class -- 1726," to the transfer agent. The addresses are shown above under "How to contact the Transfer Agent." Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $5,000,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Shareholder Services at
(800) 621-1048 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) on the next business day following your purchase.

---------------------------------------------------------------------
Bank Name:          Deutsche Bank Trust Company Americas
---------------------------------------------------------------------
Routing No:         021001033
---------------------------------------------------------------------
Attn:               Scudder Funds
---------------------------------------------------------------------
DDA No:             00-226-296
---------------------------------------------------------------------
FBO:                (Account name)
                    (Account number)
---------------------------------------------------------------------
Credit:             Scudder Total Return Bond Fund -- Premier Class
                    -- 1726
---------------------------------------------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Shareholder Services at (800) 621-1048. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your financial advisor or Shareholder Services at (800) 621-1048. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Premier Class shares of another Scudder fund by calling Shareholder Services.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge its own fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund's Premier Class. The fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order or buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your appointed financial advisor. If we are unable to obtain this information within the time frames established by the fund then, we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you will generally receive the dividend for the day on which your shares were sold.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided the original guarantee.

Exchanges are a shareholder privilege, not a right: We may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

How the fund calculates share price

To calculate net asset value per share or NAV, the share class uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                ---------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy shares of Scudder Total Return Bond Fund -- Premier Class is the NAV. The price at which you sell shares is also the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $5,000,000 for any reason other than a change in market value

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) The fund may not always pay a distribution for a given period.

The fund has a regular schedule for paying out any earnings to shareholders:

o  Income dividends: accrued daily and paid monthly

o Short-term and long-term capital gains: November or December or otherwise as needed

For federal income tax purposes, income and capital gains distribution are generally taxable. However, distribution by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable, whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

--------------------------------------------------------------------
Generally taxed at capital         Generally taxed at ordinary
gain rates:                        income rates:
--------------------------------------------------------------------
Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o qualified dividend income        o all other income
--------------------------------------------------------------------
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
--------------------------------------------------------------------

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov
(800) 621-1048                             (202) 942-8090





Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


SCUDDER
INVESTMENTS
                                          SEC File Number:
A Member of
Deustche Asset Management [LOGO]          Total Return Bond Fund        811-8006

                                    [GRAPHIC]




                 Small/Aggressive Growth II
Prospectus

                     February 1, 2004



                Scudder Micro Cap Fund
                Classes A, B and C

                Scudder Mid Cap Fund
                Classes A, B, C and R

                Scudder Small Cap Fund
                Classes A, B, C and R

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




Contents

How the Funds Work

 4  Scudder Micro Cap Fund

11  Scudder Mid Cap Fund

19  Scudder Small Cap Fund

27  Other Policies and Secondary
    Risks

29  Who Manages and Oversees
    the Funds

31  Financial Highlights

How to Invest in the Funds

42  Choosing a Share Class

49  How to Buy Class A, B and
    C Shares

50  How to Exchange or Sell
    Class A, B and C Shares

51  How to Buy or Sell Class R
    Shares

52  Policies You Should Know
    About

60  Understanding Distributions
    and Taxes


How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Classes A, B and C shares are generally intended for investors seeking the advice and assistance of a financial advisor. Class R shares are only available to participants in certain retirement plans.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.



              Class A Class B Class C

ticker symbol SMFAX   SMFBX   SMFCX
  fund number 489     689     789

  Scudder Micro Cap Fund


         The Fund's Main Investment Strategy

         The fund seeks capital appreciation.

         Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US micro capitalization companies. For the purposes of this 80% limitation, the micro capitalization equity universe is defined as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million. The fund may invest up to 20% of its total assets in the securities of foreign companies that would be considered to be in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million market capitalization minimum).

         The fund invests primarily in equity securities of US micro capitalization growth-oriented companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies.

         Company research lies at the heart of our investment process. The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. To the extent the fund invests in foreign securities, the fund may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations. The fund may also use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market. (See "Other Policies and Secondary Risks" for more information.)

4  |  Scudder Micro Cap Fund



         . The managers focus on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

         . The managers emphasize individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

         . The managers generally seek companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

         . The managers screen the bottom 5% of the total domestic equity market capitalization (subject to a $10 million capitalization minimum) for micro cap companies with growth and profitability.

         The fund may also invest up to 20% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. The fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that the managers believe to be of high quality.

         The managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.

                                                   Scudder Micro Cap Fund  |  5



         The Main Risks of Investing in the Fund

         There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

         Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the micro capitalization portion of the US stock market. When stock prices fall, you should expect the value of your investments to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get an attractive price for them.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

         Micro Capitalization Company Risk. The fund's investments in micro capitalization companies will be more susceptible to share price fluctuations since micro capitalization company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity in micro company investing -- can also pose added risk. Industry-wide reversals may have a greater impact on micro capitalization companies, since they lack a large company's financial resources. Micro capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses. Finally, micro capitalization company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a micro capitalization company's shares may be more difficult to sell.


6  |  Scudder Micro Cap Fund



         Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

         Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.

         Another factor that could affect performance:

         . derivatives could produce disproportionate losses (see "Secondary risks" for more information)

                                                   Scudder Micro Cap Fund  |  7


The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 28, 2002. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund's original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of the Institutional Class, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges for Class A, B and C. Institutional Class shares are offered in a different prospectus, which is available upon request.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Micro Cap Fund

             Annual Total Returns (%) as of 12/31 each year Class A

                                    [CHART]

 1997    1998    1999    2000    2001    2002     2003
------  ------  ------  ------  ------  ------   ------
19.53%  0.95%   77.08%  2.96%   15.08%  -27.19%  40.66%


 For the periods included in the bar chart:
 Best Quarter: 29.66%, Q4  199W9orst Quarter: -24.17%, Q3  1998

8  |   Scudder Micro Cap Fund


       Average Annual Total Returns (%) as of 12/31/2003
                                                                Since
                                               1 Year 5 Years Inception*
       -----------------------------------------------------------------
       Class A
       -----------------------------------------------------------------
        Return before Taxes                    32.58   15.16    13.79
       -----------------------------------------------------------------
        Return after Taxes on Distributions    32.58    2.14     1.51
       -----------------------------------------------------------------
        Return after Taxes on Distributions
        and Sale of Fund Shares                19.16   -0.02    -0.59
       -----------------------------------------------------------------
       Class B (Return before Taxes)           36.69   15.56    13.89
       -----------------------------------------------------------------
       Class C (Return before Taxes)           38.30   15.44    13.73
       -----------------------------------------------------------------
       Index (reflects no deductions for fees,
       expenses or taxes)                      47.25    7.13     7.72
       -----------------------------------------------------------------

Index: Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.

* Since December 18, 1996 (inception date of Institutional Class). Index comparison begins on December 31, 1996.

Total returns from inception through 2003 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.

--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

                                                   Scudder Micro Cap Fund  |  9



How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

       Fee Table                                   Class A  Class B Class C

       Shareholder Fees, paid directly from your investment
       --------------------------------------------------------------------
       Maximum Cumulative Sales Charge (Load)       5.75%    4.00%   2.00%
       --------------------------------------------------------------------
       Maximum Sales Charge (Load) Imposed on
       Purchases (as % of offering price)           5.75     None    1.00
       --------------------------------------------------------------------
       Maximum Contingent Deferred Sales Charge
       (Load) (as % of redemption proceeds)         None*    4.00    1.00
       --------------------------------------------------------------------

       Annual Operating Expenses, deducted from fund assets
       --------------------------------------------------------------------
       Management Fee                               1.50%    1.50%   1.50%
       --------------------------------------------------------------------
       Distribution/Service (12b-1) Fee             0.25     0.75    0.75
       --------------------------------------------------------------------
       Other Expenses**                             0.41     0.66    0.66
       --------------------------------------------------------------------
       Total Annual Operating Expenses              2.16     2.91    2.91
       --------------------------------------------------------------------
       Less Fee Waivers/Expense Reimbursements***   0.42     0.42    0.42
       --------------------------------------------------------------------
       Total Net Annual Operating Expenses          1.74     2.49    2.49
       --------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
** Includes a 0.25% shareholder servicing fee for Class B and Class C shares. *** The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2005, so that total operating expenses will not exceed 1.74% for Class A shares and 2.49% for Class B and C shares.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

                 Example            1 Year     3 Years     5 Years     10 Years

                 Expenses, assuming you sold your shares at the end of each period
                 -----------------------------------------------------------------
                 Class A shares      $742      $1,174      $1,631       $2,894
                 -----------------------------------------------------------------
                 Class B shares       652       1,161       1,696        2,863
                 -----------------------------------------------------------------
                 Class C shares       450         953       1,581        3,271
                 -----------------------------------------------------------------

                 Expenses, assuming you kept your shares
                 -----------------------------------------------------------------
                 Class A shares      $742      $1,174      $1,631       $2,894
                 -----------------------------------------------------------------
                 Class B shares       252         861       1,496        2,863
                 -----------------------------------------------------------------
                 Class C shares       350         953       1,581        3,271
                 -----------------------------------------------------------------

10  |   Scudder Micro Cap Fund



              Class A Class B Class C Class R

ticker symbol SMCAX   SMCBX   SMCCX   SMCRX
  fund number 483     683     783     1500

  Scudder Mid Cap Fund


         The Fund's Main Investment Strategy

         The fund seeks long-term capital growth.

         Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the S&P Mid-Cap 400 Index or securities with equity characteristics that provide exposure to those companies. It may also invest in convertible securities when it is more advantageous than investing in a company's common stock. The managers believe these companies contain the greatest concentration of businesses with significant growth prospects.

         The fund invests primarily in equity securities of medium-sized growth-oriented companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies.

         The fund may also invest up to 20% of its assets in stocks and other securities of companies based outside the US.

         Company research lies at the heart of the investment process. The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

                                                    Scudder Mid Cap Fund  |  11

--------------------------------------------------------------------------------


OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market. (See "Other Policies and Secondary Risks" for more information.)



         . The managers focus on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

         . The managers emphasize individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

         . The managers generally seek companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

         . The managers screen within the market capitalization range of the S&P Mid-Cap 400 Index for medium-sized companies with growth and profitability potential.

         The fund follows a disciplined selling process to try to lessen risk. We may sell a security if one or more of the following conditions take place:

         . there is a material change in the company's fundamentals; or

         . the stock price reaches the managers' expectations.

12  |  Scudder Mid Cap Fund



         The Main Risks of Investing in the Fund

         There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

         Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform--in this case, the medium-sized capitalization portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

         Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations -- down as well as up -- than stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into


                                                    Scudder Mid Cap Fund  |  13


         the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.

         Another factor that could affect performance:

         . derivatives could produce disproportionate losses (see "Secondary risks" for more information)

14  |  Scudder Mid Cap Fund


The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares was June 28, 2002. The inception date for Class R shares was July 1, 2003. In the bar chart, the performance figures for Class A before its inception date are based on the historical performance of the fund's original share class (Investment Class), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Investment Class, adjusted to reflect both the higher gross total annual operating expenses for Class A, B, C or R and the current applicable sales charges of Classes A, B and C. Investment Class shares are offered in a different prospectus, which is available upon request.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Mid Cap Fund

             Annual Total Returns (%) as of 12/31 each year Class A

                                    [CHART]

 1994    1995    1996    1997    1998    1999    2000    2001     2002     2003
------  ------  ------  ------  ------  ------  ------  ------   ------   ------
3.24%   37.43%  8.68%   14.46%  18.51%  49.68%  -1.70%  -13.37%  -20.49%  28.34%


 For the periods included in the bar chart:
 Best Quarter: 29.95%, Q4  199W9orst Quarter: -19.58%, Q3  1998

                                                    Scudder Mid Cap Fund  |  15



        Average Annual Total Returns (%) as of 12/31/2003
                                                  1 Year  5 Years 10 Years
        ------------------------------------------------------------------
        Class A
        ------------------------------------------------------------------
         Return before Taxes                      20.96     4.16    9.87
        ------------------------------------------------------------------
         Return after Taxes on Distributions      20.96    -4.06   -2.05
        ------------------------------------------------------------------
         Return after Taxes on Distributions
         and Sale of Fund Shares                  11.61    -3.98   -2.16
        ------------------------------------------------------------------
        Class B (Return before Taxes)             23.42     4.26    9.47
        ------------------------------------------------------------------
        Class C (Return before Taxes)             26.15     4.22    9.36
        ------------------------------------------------------------------
        Class R (Return before Taxes)             27.81     5.10   10.23
        ------------------------------------------------------------------
        Index (reflects no deductions for fees,
        expenses or taxes)                        35.62     9.21   13.93
        ------------------------------------------------------------------

Index: S&P Mid Cap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies.

Total returns from inception through 2003 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.

--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.


The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

16  |   Scudder Mid Cap Fund



How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

         Fee Table                       Class A    Class B   Class C Class R

         Shareholder Fees, paid directly from your investment
         --------------------------------------------------------------------
         Maximum Cumulative Sales
         Charge (Load)                      5.75%    4.00%     2.00%   None
         --------------------------------------------------------------------
         Maximum Sales Charge (Load)
         Imposed on Purchases
         (as % of offering price)           5.75     None      1.00    None
         --------------------------------------------------------------------
         Maximum Contingent
         Deferred Sales Charge (Load)
         (as % of redemption proceeds)   None/1/     4.00      1.00    None
         --------------------------------------------------------------------

         Annual Operating Expenses, deducted from fund assets
         --------------------------------------------------------------------
         Management Fee                     0.65%    0.65%     0.65%   0.65%
         --------------------------------------------------------------------
         Distribution (12b-1) Fee/2/        0.25     0.75      0.75    0.50
         --------------------------------------------------------------------
         Other Expenses/3,5/                0.44     0.69      0.69    0.44
         --------------------------------------------------------------------
         Total Annual
         Operating Expenses                 1.34     2.09      2.09    1.59
         --------------------------------------------------------------------
         Less Expense Waiver/
         Reimbursement/4/                   0.09     0.09      0.09    0.09
         --------------------------------------------------------------------
         Total Net Annual
         Operating Expenses                 1.25     2.00      2.00    1.50
         --------------------------------------------------------------------

/1/ The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
/2/ Includes a shareholder servicing fee for Class R shares of up to 0.25%. /3/ Includes a shareholder servicing fee for Class B and Class C shares of up to 0.25%.
/4/ The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2005, so that total operating expenses will not exceed 1.25% for Class A shares, 2.00% for Class B and C shares and 1.50% for Class R shares.
/5/ Estimated for Class R since Class R shares had only three months of operations during the fund's last fiscal year.

                                                    Scudder Mid Cap Fund  |  17


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

                 Example            1 Year     3 Years     5 Years     10 Years

                 Expenses, assuming you sold your shares at the end of each period
                 -----------------------------------------------------------------
                 Class A shares      $695       $967       $1,259       $2,088
                 -----------------------------------------------------------------
                 Class B shares       603        946        1,315        2,046
                 -----------------------------------------------------------------
                 Class C shares       401        740        1,204        2,490
                 -----------------------------------------------------------------
                 Class R shares       153        493          857        1,882
                 -----------------------------------------------------------------

                 Expenses, assuming you kept your shares
                 -----------------------------------------------------------------
                 Class A shares      $695       $967       $1,259       $2,088
                 -----------------------------------------------------------------
                 Class B shares       203        646        1,115        2,046
                 -----------------------------------------------------------------
                 Class C shares       301        740        1,204        2,490
                 -----------------------------------------------------------------
                 Class R shares       153        493          857        1,882
                 -----------------------------------------------------------------

18  |  Scudder Mid Cap Fund



              Class A Class B Class C Class R

ticker symbol SSDAX   SSDBX   SSDCX   SSDRX
  fund number 471     671     771     1511

  Scudder Small Cap Fund

         The Fund's Main Investment Strategy

         The fund seeks long-term capital growth.

         Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US smaller capitalization companies. For purposes of this 80% investment limitation, the small capitalization equity securities universe is defined as the bottom 20% of the total domestic equity market capitalization (at the time of investment), using a minimum market capitalization of $10 million.

         The fund invests primarily in equity securities of US smaller capitalization companies. The managers focus on individual security selection rather than industry selection. In managing the fund, we use a "bottom-up" approach in selecting portfolio securities. The fund's portfolio management team uses an active investment process to evaluate company growth prospects and competitive strategies. Each portfolio manager has specific sector responsibilities with investment discretion over the securities within sectors.

         The fund may also invest up to 20% of its assets in the stocks of non-US companies and large capitalization stocks.

         Company research lies at the heart of our investment process. The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection.


--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market. (See "Other Policies and Secondary Risks" for more information.)

                                                  Scudder Small Cap Fund  |  19



         . The managers focus on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

         . The managers emphasize individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

         . The managers generally seek companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

         . The managers screen the bottom 20% of the total domestic equity market capitalization, using a minimum market capitalization of $10 million, utilizing specific criteria for each individual sector.

         The managers look primarily for financial attributes that set these companies apart:

         . estimated above-average growth in revenues and earnings; and

         . a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

         The managers will normally sell a stock when they believe it has one or more of the following signs of negative change:

         . decelerating revenue or earnings growth;

         . loss of market share;

         . increasing levels of debt or decreasing levels of cash flow and working capital; and

         . a stock price that lags behind competitors'.

20  |  Scudder Small Cap Fund



         The Main Risks of Investing in the Fund

         There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

         Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the small company portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

         Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information --the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.
Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.
Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its


                                                  Scudder Small Cap Fund  |  21


         securities, you may not receive the full market value for your fund shares when you sell.

         Another factor that could affect performance:

         . derivatives could produce disproportionate losses (see "Secondary risks" for more information)

22  |  Scudder Small Cap Fund


The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares was June 28, 2002. The inception date for Class R shares was October 1, 2003. In the bar chart, the performance figures for Class A before its inception date are based on the historical performance of the fund's original share class (Investment Class), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Investment Class, adjusted to reflect both the higher gross total annual operating expenses for Class A, B, C or R and the current applicable sales charge of Classes A, B, and C. Investment Class shares are offered in a different prospectus, which is available upon request.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Scudder Small Cap Fund

             Annual Total Returns (%) as of 12/31 each year Class A

                                    [CHART]

  1994    1995    1996    1997    1998    1999    2000    2001     2002    2003
 ------  ------  ------  ------  ------  ------  ------  ------  -------  ------
 19.31%  58.57%   6.90%  13.16%   6.15%  44.75%  10.28%  -8.56%  -22.31%  21.68%

 For the periods included in the bar chart:
 Best Quarter: 30.11%, Q3  199W7orst Quarter: -24.39%, Q3  1998

                                                  Scudder Small Cap Fund  |  23



        Average Annual Total Returns (%) as of 12/31/2003
                                                1 Year 5 Years 10 Years
        ---------------------------------------------------------------
        Class A
        ---------------------------------------------------------------
         Return before Taxes                    14.68    5.39   12.19
        ---------------------------------------------------------------
         Return after Taxes on Distributions    14.68   -2.61   -1.32
        ---------------------------------------------------------------
         Return after Taxes on Distributions
         and Sale of Fund Shares                 7.53   -3.01   -3.16
        ---------------------------------------------------------------
        Class B (Return before Taxes)           16.80    5.70   12.02
        ---------------------------------------------------------------
        Class C (Return before Taxes)           19.53    5.64   11.90
        ---------------------------------------------------------------
        Class R (Return before Taxes)           21.43    6.28   12.45
        ---------------------------------------------------------------
        Index (reflects no deductions for fees,
        expenses or taxes)                      47.25    7.13    9.47
        ---------------------------------------------------------------

Index: Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization.

Current performance may be higher or lower than the performance data quoted above. Total returns from inception through 2003 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------
For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.

--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

24  |  Scudder Small Cap Fund



How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

         Fee Table                     Class A  Class B Class C Class R

         Shareholder Fees, paid directly from your investment
         --------------------------------------------------------------
         Maximum Cumulative Sales
         Charge (Load)                    5.75%  4.00%   2.00%   None
         --------------------------------------------------------------
         Maximum Sales Charge (Load)
         Imposed on Purchases
         (as % of offering price)         5.75   None    1.00    None
         --------------------------------------------------------------
         Maximum Contingent
         Deferred Sales Charge (Load)
         (as % of redemption proceeds) None/1/   4.00    1.00    None
         --------------------------------------------------------------

         Annual Operating Expenses, deducted from fund assets
         --------------------------------------------------------------
         Management Fee                   0.65%  0.65%   0.65%   0.65%
         --------------------------------------------------------------
         Distribution (12b-1) Fee/2/      0.25   0.75    0.75    0.50
         --------------------------------------------------------------
         Other Expenses/3,5/              0.47   0.72    0.72    0.47
         --------------------------------------------------------------
         Total Annual
         Operating Expenses               1.37   2.12    2.12    1.62
         --------------------------------------------------------------
         Less Fee Waiver/Expense
         Reimbursement/4/                 0.12   0.12    0.12    0.12
         --------------------------------------------------------------
         Total Net Annual
         Operating Expenses               1.25   2.00    2.00    1.50
         --------------------------------------------------------------

/1/ The redemption of shares purchased at net asset value under the Large Order
    NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
/2/ Includes a shareholder servicing fee for Class R shares of up to 0.25%.
/3/ Includes a shareholder servicing fee for Class B and Class C shares of up to 0.25%.
/4/ The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2005, so that total operating expenses will not exceed 1.25% for Class A shares, 2.00% for Class B and C shares and 1.50% for Class R shares.
/5/ Estimated for Class R since no Class R shares were issued as of the fund's fiscal year end.

                                                  Scudder Small Cap Fund  |  25


                 Example            1 Year     3 Years     5 Years     10 Years

                 Expenses, assuming you sold your shares at the end of each period
                 -----------------------------------------------------------------
                 Class A shares      $695       $973       $1,271       $2,117
                 -----------------------------------------------------------------
                 Class B shares       603        952        1,328        2,075
                 -----------------------------------------------------------------
                 Class C shares       401        746        1,217        2,518
                 -----------------------------------------------------------------
                 Class R shares       153        499          870        1,912
                 -----------------------------------------------------------------

                 Expenses, assuming you kept your shares
                 -----------------------------------------------------------------
                 Class A shares      $695       $973       $1,271       $2,117
                 -----------------------------------------------------------------
                 Class B shares       203        652        1,128        2,075
                 -----------------------------------------------------------------
                 Class C shares       301        746        1,217        2,518
                 -----------------------------------------------------------------
                 Class R shares       153        499          870        1,912
                 -----------------------------------------------------------------

26  |  Scudder Small Cap Fund

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.




Other Policies and Secondary Risks

         While the sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about.

         Other policies

         . Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval. In addition, the applicable Board will provide shareholders with at least 60 days' notice prior to making any changes to the 80% investment policy, as described herein, of each fund.

         . The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could result in higher taxable distributions.

         . As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market investments or other short-term bonds that offer comparable safety, or cash (Scudder Micro Cap Fund only). In addition, as a temporary defensive position, Scudder Mid Cap Fund and Scudder Small Cap Fund may each invest up to 100% of assets in the common stock of larger companies, or in fixed-income securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

         . Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

         . Each fund may use hedging transactions to attempt to reduce specific risks. For example, to protect a fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A fund's ability to hedge may be limited by the costs of the derivatives contracts. A fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection,

                                      Other Policies and Secondary Risks  |  27


          including transactions that (1) hedge only a portion of the fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

         Secondary risks

         Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

         For more information

         This prospectus doesn't tell you about every policy or risk of investing in the funds.

         If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

         Keep in mind that there is no assurance that any mutual fund will achieve its goal.

28  |  Other Policies and Secondary Risks



Who Manages and Oversees the Funds

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         The investment advisor

         DeAM, Inc. is the investment advisor for each fund. Under the supervision of each fund's Board of Trustees, DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund's investment decisions, buys and sells securities for each fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. provides a full range of global investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

         Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, assets classes and investing styles.

         DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

                                      Who Manages and Oversees the Funds  |  29



         The advisor receives a management fee from each fund. Below are the actual rates paid by each fund net of fee waivers for the most recent fiscal year, as a percentage of each fund's average daily net assets:

                        Fund Name              Fee Paid
                        Scudder Micro Cap Fund  1.09%
                        -------------------------------
                        Scudder Mid Cap Fund    0.56%
                        -------------------------------
                        Scudder Small Cap Fund  0.52%
                        -------------------------------

         The portfolio managers

         The following people handle the day-to-day management of each fund.

       Audrey M. T. Jones, CFA              Bob Grandhi, CFA
       Managing Director of Deutsche Asset  Director of Deutsche Asset
       Management and Lead Manager of       Management and Manager of each
       each fund.                           fund.
       . Joined the advisor in 1986 and     . Joined the advisor in 2001.
         each fund at its inception.        . Portfolio manager at Monument
       . 32 years of investment industry      Funds Group and Daiwa Securities
         experience.                          from 2000 to 2001 and 1990 to
       Doris R. Klug, CFA                     2000, respectively.
       Director of Deutsche Asset           . 27 years of financial industry
       Management and Manager of each         experience.
       fund.                                . MBA from Illinois Institute of
       . Joined the advisor in 2000.          Technology.
       . Vice President of Mutual of        Samuel A. Dedio
         America from 1993 to 2000.         Director of Deutsche Asset
       . 23 years experience of financial   Management and Manager of each
         industry experience.               fund.
       . MBA from New York University       . Joined Deutsche Asset
         Stern School of Business.            Management in 1999, formerly
                                              serving as analyst at Ernst &
                                              Young, LLP, Evergreen Asset
                                              Management and Standard &
                                              Poor's Corp.
                                            . Portfolio manager for US Small-
                                              and Mid-Cap Active Equity Group
                                              and senior small cap analyst for
                                              technology.
                                            . 13 years of investment industry
                                              experience.
                                            . MS in Accounting from American
                                              University's Kogod School of
                                              Business.
                                            . Joined the funds in 2002.

30  |  Who Manages and Oversees the Funds


                                                    Financial Highlights  |  31

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent auditors, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).

Scudder Micro Cap Fund -- Class A

Years Ended September 30,                                                2003     2002/a/

Selected Per Share Data
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 14.07  $ 18.24
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)/b/                                         (.18)     .03
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      4.80    (4.20)
--------------------------------------------------------------------------------------------
  Total from investment operations                                        4.62    (4.17)
--------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 18.69  $ 14.07
--------------------------------------------------------------------------------------------
Total Return (%)/c/                                                      32.84   (22.86)/**/
--------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      11       .6
--------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         2.16//     2.22/*/
--------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          1.74//     1.74/*/
--------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                (1.09)     .70/*/
--------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 74       66
--------------------------------------------------------------------------------------------

/a/ For the period June 28, 2002 (commencement of sales of Class A shares) to
    September 30, 2002.
/b/ Based on average shares outstanding during the period.
/c/ Total return would have been lower had certain expenses not been reduced.
    Total return does not reflect the effect of any sales charges.
/*/ Annualized
/**/Not annualized


Scudder Micro Cap Fund -- Class B

Years Ended September 30,                                               2003     2002/a/

Selected Per Share Data
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $14.04  $ 18.24
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)/b/                                        (.30)    (.00)/c/
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     4.78    (4.20)
-------------------------------------------------------------------------------------------
  Total from investment operations                                       4.48    (4.20)
-------------------------------------------------------------------------------------------
Net asset value, end of period                                         $18.52  $ 14.04
-------------------------------------------------------------------------------------------
Total Return (%)/d/                                                     31.91   (23.03)/**/
-------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      3       .3
-------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          2.91     2.97/*/
-------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           2.49     2.49/*/
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (1.84)    (.05)/*/
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                74       66
-------------------------------------------------------------------------------------------

/a/ For the period June 28, 2002 (commencement of sales of Class B shares) to
    September 30, 2002.
/b/ Based on average shares outstanding during the period.
/c/ Amount is less than $0.005.
/d/ Total return would have been lower had certain expenses not been reduced.
    Total return does not reflect the effect of any sales charges.
/*/ Annualized
/**/Not annualized

32  |  Financial Highlights


Scudder Micro Cap Fund -- Class C

Years Ended September 30,                                               2003     2002/a/

Selected Per Share Data
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $14.04  $ 18.24
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)/b/                                        (.31)    (.00)/c/
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     4.78    (4.20)
-------------------------------------------------------------------------------------------
  Total from investment operations                                       4.47    (4.20)
-------------------------------------------------------------------------------------------
Net asset value, end of period                                         $18.51  $ 14.04
-------------------------------------------------------------------------------------------
Total Return (%)/d/                                                     31.84   (23.03)/**/
-------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      5       .3
-------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          2.91     2.97/*/
-------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           2.49     2.49/*/
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (1.81)    (.05)/*/
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                74       66
-------------------------------------------------------------------------------------------

/a/ For the period June 28, 2002 (commencement of sales of Class C shares) to
    September 30, 2002.
/b/ Based on average shares outstanding during the period.
/c/ Amount is less than $0.005.
/d/ Total return would have been lower had certain expenses not been reduced.
    Total return does not reflect the effect of any sales charges.
/*/ Annualized
/**/Not annualized

                                                    Financial Highlights  |  33


Scudder Mid Cap Fund -- Class A

Years Ended September 30,                                               2003     2002/a/

Selected Per Share Data
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 9.31  $ 11.49
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)/b/                                        (.08)    (.01)
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     2.23    (2.17)
-------------------------------------------------------------------------------------------
  Total from investment operations                                       2.15    (2.18)
-------------------------------------------------------------------------------------------
Net asset value, end of period                                         $11.46  $  9.31
-------------------------------------------------------------------------------------------
Total Return (%)/c/                                                     23.09   (18.97)/**/
-------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    212       .6
-------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          1.34     1.48/*/
-------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.25     1.25/*/
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                (.74)    (.63)/*/
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                82      120/d/
-------------------------------------------------------------------------------------------

/a/ For the period June 28, 2002 (commencement of sales of Class A shares) to
    September 30, 2002.
/b/ Based on average shares outstanding during the period.
/c/ Total return would have been lower had certain expenses not been reduced.
    Total return does not reflect the effect of any sales charges.
/d/ On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
/*/ Annualized
/**/Not annualized

34  |  Financial Highlights


Scudder Mid Cap Fund -- Class B

Years Ended September 30,                                               2003     2002/a/

Selected Per Share Data
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 9.29  $ 11.49
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)/b/                                        (.15)    (.03)
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     2.21    (2.17)
-------------------------------------------------------------------------------------------
  Total from investment operations                                       2.06    (2.20)
-------------------------------------------------------------------------------------------
Net asset value, end of period                                         $11.35  $  9.29
-------------------------------------------------------------------------------------------
Total Return (%)/c/                                                     22.17   (19.15)/**/
-------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      6       .3
-------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          2.09     2.22/*/
-------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           2.00     2.00/*/
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (1.49)   (1.38)/*/
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                82   120/d/
-------------------------------------------------------------------------------------------

/a/ For the period June 28, 2002 (commencement of sales of Class B shares) to
    September 30, 2002.
/b /Based on average shares outstanding during the period.
/c /Total return would have been lower had certain expenses not been reduced.
   Total return does not reflect the effect of any sales charges.
/d /On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
/*/ Annualized
/**/Not annualized

                                                    Financial Highlights  |  35


Scudder Mid Cap Fund -- Class C

Years Ended September 30,                                               2003     2002/a/

Selected Per Share Data
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 9.29  $ 11.49
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)/b/                                        (.16)    (.03)
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     2.22    (2.17)
-------------------------------------------------------------------------------------------
  Total from investment operations                                       2.06    (2.20)
-------------------------------------------------------------------------------------------
Net asset value, end of period                                         $11.35  $  9.29
-------------------------------------------------------------------------------------------
Total Return (%)/c/                                                     22.17   (19.15)/**/
-------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      5       .1
-------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          2.09     2.20/*/
-------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           2.00     2.00/*/
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                1.49    (1.38)/*/
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                82   120/d/
-------------------------------------------------------------------------------------------

/a/ For the period June 28, 2002 (commencement of sales of Class C shares) to
    September 30, 2002.
/b/ Based on average shares outstanding during the period.
/c/ Total return would have been lower had certain expenses not been reduced.
    Total return does not reflect the effect of any sales charges.
/d/ On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
/*/ Annualized
/**/Not annualized

36  |  Financial Highlights


Scudder Mid Cap Fund -- Class R

                                                                       2003/a/

Selected Per Share Data
-------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.78
-------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)/b/                                        (.03)
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      .70
-------------------------------------------------------------------------------
  Total from investment operations                                        .67
-------------------------------------------------------------------------------
Net asset value, end of period                                         $11.45
-------------------------------------------------------------------------------
Total Return (%)                                                         6.22**
-------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    .01
-------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)                         1.59*
-------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)                          1.50*
-------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (1.12)*
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                82
-------------------------------------------------------------------------------

/a/ For the period July 1, 2003 (commencement of sales of Class R shares) to
    September 30, 2003.
/b/ Based on average shares outstanding during the period.
* Annualized
**Not annualized

                                                    Financial Highlights  |  37


Scudder Small Cap Fund -- Class A

Years Ended September 30,                                               2003     2002/a/

Selected Per Share Data
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $16.58  $ 20.69
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)/b/                                        (.16)    (.03)
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     3.32    (4.08)
-------------------------------------------------------------------------------------------
  Total from investment operations                                       3.16    (4.11)
-------------------------------------------------------------------------------------------
Net asset value, end of period                                         $19.74  $ 16.58
-------------------------------------------------------------------------------------------
Total Return (%)/c/                                                     19.06   (19.86)/**/
-------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     25       .6
-------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          1.37     1.37/*/
-------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.25     1.25/*/
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                (.90)    (.75)/*/
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                74    87/d/
-------------------------------------------------------------------------------------------

/a/ For the period June 28, 2002 (commencement of sales of Class A shares) to
    September 30, 2002.
/b/ Based on average shares outstanding during the period.
/c/ Total return would have been lower had certain expenses not been reduced.
    Total return does not reflect the effect of any sales charges.
/d/ On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.
/*/ Annualized
/** /Not annualized

38  |  Financial Highlights


Scudder Small Cap Fund -- Class B

Years Ended September 30,                                               2003     2002/a/

Selected Per Share Data
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $16.55  $ 20.69
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)/b/                                        (.30)    (.06)
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     3.31    (4.08)
-------------------------------------------------------------------------------------------
  Total from investment operations                                       3.01    (4.14)
-------------------------------------------------------------------------------------------
Net asset value, end of period                                         $19.56  $ 16.55
-------------------------------------------------------------------------------------------
Total Return (%)/c/                                                     18.19   (20.01)/**/
-------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      2       .3
-------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          2.12     2.12/*/
-------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           2.00     2.00/*/
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (1.65)   (1.50)/*/
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                74    87/d/
-------------------------------------------------------------------------------------------

/a/ For the period June 28, 2002 (commencement of sales of Class B shares) to
    September 30, 2002.
/b/ Based on average shares outstanding during the period.
/c/ Total return would have been lower had certain expenses not been reduced.
    Total return does not reflect the effect of any sales charges.
/d/ On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.
/*/ Annualized
/**/ Not annualized

                                                    Financial Highlights  |  39


Scudder Small Cap Fund -- Class C

Years Ended September 30,                                               2003     2002/a/

Selected Per Share Data
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $16.55  $ 20.69
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                           (.30)    (.06)/b/
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     3.31    (4.08)
-------------------------------------------------------------------------------------------
  Total from investment operations                                       3.01    (4.14)
-------------------------------------------------------------------------------------------
Net asset value, end of period                                         $19.56  $ 16.55
-------------------------------------------------------------------------------------------
Total Return (%)/c/                                                     18.19   (20.01)/**/
-------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      2       .1
-------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          2.12     2.12/*/
-------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           2.00     2.00/*/
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (1.65)   (1.50)/*/
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                74       87/d/
-------------------------------------------------------------------------------------------

/a/ For the period June 28, 2002 (commencement of sales of Class C shares) to
    September 30, 2002.
/b/ Based on average shares outstanding during the period.
/c/ Total return would have been lower had certain expenses not been reduced.
    Total return does not reflect the effect of any sales charges.
/d/ On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.
/*/ Annualized
/**/ Not annualized

40  |  Financial Highlights


How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.


42  |  Choosing a Share Class

Choosing a Share Class

This prospectus offers four share classes for each fund, except Scudder Micro Cap Fund, which offers three classes. Each class has its own fees and expenses, offering you a choice of cost structures. The funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services. Class R shares are only available to participants in certain retirement plans.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes A, B, C and R features                Points to help you compare
Class A
..Sales charges of up to 5.75%, charged when   .Some investors may be able to reduce or
 you buy shares                                eliminate their sales charges; see next
..In most cases, no charges when you sell       page
 shares                                       .Total annual operating expenses are
..Up to 0.25% annual distribution fee           lower than those for Class B or Class C
--------------------------------------------------------------------------------------------
Class B
..No charges when you buy shares               .The deferred sales charge rate falls to
..Deferred sales charge declining from 4.00%,   zero after six years
 charged when you sell shares you bought      .Shares automatically convert to Class A
 within the last six years                     after six years, which means lower annual
..0.75% annual distribution fee and 0.25%       expenses going forward
 shareholder servicing fee
--------------------------------------------------------------------------------------------
Class C
..Sales charge of 1.00% charged when you buy   .The deferred sales charge rate is lower
 shares                                        than Class B, but your shares never
..Deferred sales charge of 1.00%, charged       convert to Class A, so annual expenses
 when you sell shares you bought within the    remain higher
 last year
..0.75% annual distribution fee and 0.25%
 shareholder servicing fee
--------------------------------------------------------------------------------------------
Class R
..No charges when you buy or sell shares       .Class R is only available to participants in
..0.25% annual distribution fee and 0.25%       certain retirement plans
 annual shareholder servicing fee
--------------------------------------------------------------------------------------------

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, a fund's advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.


                                                  Choosing a Share Class  |  43

         Class A shares

         Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

         Class A shares have a sales charge that varies with the amount you invest:

                                                          Front-
                           Front-end Sales Charge    end Sales Charge
                                 as a % of              as a % of
        Your investment       offering price*       your net investment
        Up to $50,000               5.75%                  6.10%
        ---------------------------------------------------------------
        $50,000-$99,999             4.50                   4.71
        ---------------------------------------------------------------
        $100,000-$249,999           3.50                   3.63
        ---------------------------------------------------------------
        $250,000-$499,999           2.60                   2.67
        ---------------------------------------------------------------
        $500,000-$999,999           2.00                   2.04
        ---------------------------------------------------------------
        $1 million or more See below and next page
        ---------------------------------------------------------------

          * The offering price includes the sales charge.

         You may be able to lower your Class A sales charges if:

         . you plan to invest at least $50,000 over the next 24 months ("letter of intent")

         . the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

         . you are investing a total of $50,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times and in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial advisor.




         You may be able to buy Class A shares without sales charges when you are:

         . reinvesting dividends or distributions

         . investing through certain workplace retirement plans

         . participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

         . exchanging an investment in Class A shares of another fund for an investment in the fund unless the fund in which you are investing has a higher sales load, in which case you would be required to pay the difference

         . a current or former director or trustee of the Deutsche or Scudder mutual funds

         . an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds

         There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

         If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

44  |  Choosing a Share Class


                                                  Choosing a Share Class  |  45


         Class B shares

         With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% deducted from class assets each year. Class B shares also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

         Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

      Year after you bought shares        CDSC on shares you sell
         First year                                4.00%
      -------------------------------------------------------------------
         Second or third year                       3.00
      -------------------------------------------------------------------
         Fourth or fifth year                       2.00
      -------------------------------------------------------------------
         Sixth year                                 1.00
      -------------------------------------------------------------------
         Seventh year and later    None (automatic conversion to Class A)
      -------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.



46  |  Choosing a Share Class

         Class C shares

         Class C shares have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a 0.25% shareholder servicing fee from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

         Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

         Class C shares also have an up-front sales charge of 1.00%.

                     Front-end Sales Charge as a % Front-end Sales Charge as a %
                          of offering price*          of your net investment
                                 1.00%                         1.01%
                     -----------------------------------------------------------

          * The offering price includes the sales charge.

         You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

         . Additional purchases of Class C shares made in an existing account and in the same fund by existing Class C shareowners as of January 31, 2003;

         . Exchanges of Class C shares made in an existing account by current
           Class C shareowners as of January 31, 2003;

         . Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the advisor and/or the distributor;

.. Purchases of Class C shares through certain retirement plans which have entered into an agreement with the advisor and/or the distributor; and

.. Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the advisor and/or the distributor.





         Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible for an up-front sales charge waiver.

         Class C shares have a CDSC, but only on shares you sell within one year of buying them:

             Year after you bought shares  CDSC on shares you sell
                First year                         1.00%
             -----------------------------------------------------
                Second year and later              None
             -----------------------------------------------------

         This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

         Because Class C shares have an up-front sales charge and higher annual expenses, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

                                                  Choosing a Share Class  |  47



         Class R shares

         Class R shares have no initial sales charges or deferred sales charges. Class R shares have a 12b-1 plan, under which each year a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

         Eligibility requirements

         You may buy Class R shares if you are a participant in any of the following types of employer-sponsored plans that offer Class R shares of the fund:

         . All section 401(a) and 457 plans

         . Certain section 403(b)(7) plans

         . 401(k), profit sharing, money purchase pension and defined benefit plans

         . Non-qualified deferred compensation plans

48  |  Choosing a Share Class



How to Buy Class A, B and C Shares

Once you've chosen a share class, use these instructions to make investments.

First investment                                  Additional investments
$1,000 or more for regular accounts               $50 or more for regular accounts and IRA
$500 or more for IRAs                             accounts
                                                  $50 or more with an Automatic Investment
                                                  Plan
---------------------------------------------------------------------------------------------
Through a financial advisor
..Contact your advisor using the method that's     .Contact your advisor using the method
 most convenient for you                           that's most convenient for you
---------------------------------------------------------------------------------------------
By mail or express mail (see below)
..Fill out and sign an application                 .Send a check made out to "Scudder
..Send it to us at the appropriate address, along   Funds" and a Scudder investment slip to
 with an investment check                          us at the appropriate address below
                                                  .If you don't have an investment slip,
                                                   simply include a letter with your name,
                                                   account number, the full name of the
                                                   fund and the share class and your
                                                   investment instructions
---------------------------------------------------------------------------------------------
By wire
..Call (800) 621-1048 for instructions             .Call (800) 621-1048 for instructions
---------------------------------------------------------------------------------------------
By phone
Not available                                     .Call (800) 621-1048 for instructions
---------------------------------------------------------------------------------------------
With an automatic investment plan
Not available                                     .To set up regular investments from a
                                                   bank checking account, call
                                                   (800) 621-1048
---------------------------------------------------------------------------------------------
On the Internet
Not available                                     .Call (800) 621-1048 to establish Internet
                                                   access
                                                  .Go to www.scudder.com and register
                                                  .Follow the instructions for buying shares
                                                   with money from your bank account
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO
64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154
Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005
Fax number: (800) 821-6234 (for exchanging and selling only)

                                                       How to Buy Shares  |  49


How to Exchange or Sell Class A, B and C Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund                 Selling shares
$1,000 or more to open a new account ($500   Some transactions, including most for over
for IRAs)                                    $100,000, can only be ordered in writing
$50 or more for exchanges between existing   with a signature guarantee; if you're in
accounts                                     doubt, see page 55
-----------------------------------------------------------------------------------------
Through a financial advisor
..Contact your advisor by the method that's   .Contact your advisor by the method
 most convenient for you                      that's most convenient for you
-----------------------------------------------------------------------------------------
By phone or wire
..Call (800) 621-1048 for instructions        .Call (800) 621-1048 for instructions
-----------------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)                          Write a letter that includes:
Write a letter that includes:                .the fund, class and account number from
..the fund, class and account number you're    which you want to sell shares
 exchanging out of                           .the dollar amount or number of shares
..the dollar amount or number of shares you    you want to sell
 want to exchange                            .your name(s), signature(s) and address, as
..the name and class of the fund you want to   they appear on your account
 exchange into                               .a daytime telephone number
..your name(s), signature(s) and address, as
 they appear on your account
..a daytime telephone number
-----------------------------------------------------------------------------------------
With an automatic exchange plan
..To set up regular exchanges from a fund     Not available
 account, call (800) 621-1048
-----------------------------------------------------------------------------------------
With an automatic withdrawal plan
Not available                                .To set up regular cash payments from a
                                              fund account, call (800) 621-1048
-----------------------------------------------------------------------------------------
On the Internet
..Call (800) 621-1048 to establish Internet   .Call (800) 621-1048 to establish Internet
 access                                       access
..Go to www.scudder.com and log in            .Go to www.scudder.com and log in
..Follow the instructions for making on-line  .Follow the instructions for making on-
 exchanges                                    line redemptions
-----------------------------------------------------------------------------------------

50  |  How to Exchange or Sell Shares


How to Buy or Sell Class R Shares

         If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. Financial advisors include brokers or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial advisors may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. The funds' advisor or administrator may provide compensation to financial advisors for distribution, administrative and promotional services.

         There are no minimum investments with respect to Class R shares.

         Instructions for buying and selling shares must generally be submitted by your employer-sponsored plan, not by plan participants for whose benefit the shares are held. Please contact your financial advisor for information on how to open a fund account.

                                               Buying and Selling Shares  |  51


Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

         If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by each fund.

         In either case, keep in mind that the information in this prospectus applies only to each fund's Class A, Class B, Class C and, as applicable, Class R shares. The funds have other share classes, which are described in separate prospectuses and have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

         Policies about transactions

         Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

         To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

52  |  Policies You Should Know About



         We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

         We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

         Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

         If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

         The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

         Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

         IRA Rollovers. You may complete a direct rollover from an employer-sponsored plan offering Class R shares to an IRA account by reinvesting up to the full amount of your distribution in Class A shares of any Scudder Fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in an employer-sponsored plan and transfer all of your Class R shares, you will lose the privilege of

                                          Policies You Should Know About  |  53


         purchasing Class R shares in the future. Rollovers to a Scudder Class R share IRA are not permitted.

         ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

         QuickBuy/QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy/QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

         Telephone and electronic transactions. You are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons. However, there is no assurance that


54  |  Policies You Should Know About


         these policies will be effective in limiting the practice of market timing in all cases.

         The funds accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

         We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loan, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.


                                          Policies You Should Know About  |  55



         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

         When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares (less any initial sales charge) or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

         There are certain cases in which you may be exempt from a CDSC. Among others, these include:

         . the death or disability of an account owner (including a joint owner)

         . withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

         . withdrawals related to certain retirement or benefit plans

         . redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

         . for Class A shares purchased through the Large Order NAV Purchase
           Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the fund's distributor, that the dealer waives the applicable commission

         . for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

         In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

56  |  Policies You Should Know About



         If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

         Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

         You may obtain additional information about other ways to sell your shares by contacting your investment provider.

                                          Policies You Should Know About  |  57


         How the funds calculate share price

         To calculate net asset value per share or NAV, each share class uses the following equation:

                    TOTAL ASSETS - TOTAL LIABILITIES  =   NAV
                   ----------------------------------
                   TOTAL NUMBER OF SHARES OUTSTANDING

         The price at which you buy shares is the NAV, although for Class A and Class C shares it will be adjusted to allow for any applicable sales charges (see "Choosing a Share Class").

         The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

         We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board that are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information.

         To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

         Other rights we reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID

58  |  Policies You Should Know About


          number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide any required or requested identifying information, or for other reasons

         . refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

         . close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of fund shares and you may incur tax liability

         . for Class A, B and C shares, close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to most retirement accounts, if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares or in any case, where a fall in share price created the low balance)

         . pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

         . change, add or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)

         . suspend or postpone redemptions during periods when the New York
           Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares


                                          Policies You Should Know About  |  59


Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

         Each fund intends to pay dividends and distributions to its shareholders annually in December and, if necessary, may do so at other times as well.

         For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For Class R shares and retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except for Class R shares in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.



60  |  Understanding Distributions and Taxes



         The tax status of a fund's earnings you receive and your own fund transactions generally depends on their type:

  Generally taxed at capital               Generally taxed at ordinary
  gain rates:                              income rates:
  ----------------------------------------------------------------------------
  Distributions from a fund
  .gains from the sale of securities held  .gains from the sale of securities
   by the fund for more than one year       held by the fund for one year or
  .qualified dividend income                less
                                           .all other taxable income
  ----------------------------------------------------------------------------
  Transactions involving fund shares
  .gains from selling fund shares held     .gains from selling fund shares
   for more than one year                   held for one year or less
  ----------------------------------------------------------------------------

         Any investments in foreign securities may be subject to foreign withholding taxes. In that case, each fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate each fund's recognition of ordinary income and may affect the timing or amount of each fund's distributions.

         For taxable years beginning on or before December 31, 2008, distributions of investment income designated by each fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for the lower rates to apply.

         For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

         Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain

                                   Understanding Distributions and Taxes  |  61


         details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

         If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

         Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

62  |  Understanding Distributions and Taxes


Notes
--------------------------------------------------------------------------------


To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management

SEC
Public Reference Section
Washington, D.C. 20549-0102
www.sec.gov
(202) 942-8090

                        SEC File Numbers:
                        Scudder Micro Cap Fund 811-08006
                        Scudder Mid Cap Fund   811-04760
                        Scudder Small Cap Fund 811-04760


  Printed on recycled paper.  (02/01/04) SSAGF2-1

                                    [GRAPHIC]


                                                                        SCUDDER
                                                                    INVESTMENTS

                 Small/Aggressive Growth II
                 Institutional Class
Prospectus

                     February 1, 2004


                Scudder Micro Cap Fund

                Scudder Mid Cap Fund


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




Contents

How the Funds Work

 4  Scudder Micro Cap Fund

11  Scudder Mid Cap Fund

18  Other Policies and Secondary
    Risks

20  Who Manages and Oversees
    the Funds

22  Financial Highlights

How to Invest in the Funds

25  Buying and Selling Institutional
    Class Shares

30  Policies You Should Know
    About

36  Understanding Distributions
    and Taxes


How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.



              Institutional Class

ticker symbol MGMCX
  fund number 589

  Scudder Micro Cap Fund

         The Fund's Main Investment Strategy

         The fund seeks capital appreciation.

         Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US micro capitalization companies. For the purposes of this 80% limitation, the micro capitalization equity universe is defined as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million. The fund may invest up to 20% of its total assets in the securities of foreign companies that would be considered to be in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million market capitalization minimum).

         The fund invests primarily in equity securities of US micro capitalization growth-oriented companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies.

         Company research lies at the heart of our investment process.
         The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

--------------------------------------------------------------------------------


OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. To the extent the fund invests in foreign securities, the fund may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations. The fund may also use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market. (See "Other Policies and Secondary Risks" for more information.)


4  |  Scudder Micro Cap Fund



         . The managers focus on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

         . The managers emphasize individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

         . The managers generally seek companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

         . The managers screen the bottom 5% of the total domestic equity market capitalization (subject to a $10 million capitalization minimum) for micro cap companies with growth and profitability.

         The fund may also invest up to 20% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. The fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that the managers believe to be of high quality.

         The managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.

                                                   Scudder Micro Cap Fund  |  5



         The Main Risks of Investing in the Fund

         There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

         Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform--in this case, the micro capitalization portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get an attractive price for them.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

         Micro Capitalization Company Risk. The fund's investments in micro capitalization companies will be more susceptible to share price fluctuations since micro capitalization company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity in micro company investing--can also pose added risk. Industry-wide reversals may have a greater impact on micro capitalization companies, since they lack a large company's financial resources. Micro capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses. Finally, micro capitalization company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a micro capitalization company's shares may be more difficult to sell.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of capital appreciation.



6  |  Scudder Micro Cap Fund



         Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

         Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.

         Another factor that could affect performance:

         . derivatives could produce disproportionate losses (see "Secondary risks" for more information)

                                                   Scudder Micro Cap Fund  |  7


The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Scudder Micro Cap Fund

       Annual Total Returns (%) as of 12/31 each year Institutional Class

                                    [CHART]


 1997    1998    1999    2000     2001    2002     2003
------  ------  ------  ------  -------  -------  ------
19.83%   1.20%  77.53%   3.22%   15.37%  -27.07%  41.00%



 For the periods included in the bar chart:
 Best Quarter: 29.74%, Q4  199W9orst Quarter: -24.12%, Q3  1998

8  |  Scudder Micro Cap Fund


       Average Annual Total Returns (%) as of 12/31/2003
                                                                Since
                                               1 Year 5 Years Inception*
       -----------------------------------------------------------------
       Institutional Class
       -----------------------------------------------------------------
        Return before Taxes                    41.00   16.80    15.03
       -----------------------------------------------------------------
        Return after Taxes on Distributions    41.00   15.41    13.79
       -----------------------------------------------------------------
        Return after Taxes on Distributions
        and Sale of Fund Shares                26.65   13.94    12.57
       -----------------------------------------------------------------
       Index (reflects no deductions for fees,
       expenses or taxes)                      47.25    7.13     7.72
       -----------------------------------------------------------------

Index: Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.

* The class commenced operations on December 18, 1996. Index comparison begins on December 31, 1996.

Total returns from inception through 2003 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.

--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

                                                   Scudder Micro Cap Fund  |  9


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

           Fee Table
           Shareholder Fees, paid directly from your investment None
           ----------------------------------------------------------
           Annual Operating Expenses, deducted from fund assets
           ----------------------------------------------------------
           Management Fee                                       1.50%
           ----------------------------------------------------------
           Distribution/Service (12b-1) Fee                     None
           ----------------------------------------------------------
           Other Expenses                                       0.41
           ----------------------------------------------------------
           Total Annual Operating Expenses                      1.91
           ----------------------------------------------------------
           Less Fee Waiver/Expense Reimbursements*              0.42
           ----------------------------------------------------------
           Total Net Annual Operating Expenses                  1.49
           ----------------------------------------------------------

* The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2005 so that total operating expenses will not exceed 1.49%.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

              Example             1 Year 3 Years 5 Years 10 Years
              Institutional Class  $152   $559    $993    $2,199
              ---------------------------------------------------

10  |  Scudder Micro Cap Fund



              Institutional Class

ticker symbol BTEAX
  fund number 583

  Scudder Mid Cap Fund

         The Fund's Main Investment Strategy

         The fund seeks long-term capital growth.

         Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the S&P Mid-Cap 400 Index or securities with equity characteristics that provide exposure to those companies. It may also invest in convertible securities when it is more advantageous than investing in a company's common stock. The managers believe these companies contain the greatest concentration of businesses with significant growth prospects.

         The fund invests primarily in equity securities of medium-sized growth-oriented companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies.

         The fund may also invest up to 20% of its assets in stocks and other securities of companies based outside the US.

         Company research lies at the heart of the investment process. The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market. (See "Other Policies and Secondary Risks" for more information.)

                                                    Scudder Mid Cap Fund  |  11


         . The managers focus on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

         . The managers emphasize individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

         . The managers generally seek companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

         . The managers screen within the market capitalization range of the S&P Mid-Cap 400 Index for medium-sized companies with growth and profitability potential.

         The fund follows a disciplined selling process to try to lessen risk. We may sell a security if one or more of the following conditions take place:

         . there is a material change in the company's fundamentals; or

         . the stock price reaches the managers' expectations.

12  |  Scudder Mid Cap Fund


         The Main Risks of Investing in the Fund

         There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

         Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform--in this case, the medium-sized capitalization performance of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

         This fund is designed for investors with longterm goals who can tolerate capital fluctuation in pursuit of longterm capital growth. Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations--down as well as up--than stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end




                                                    Scudder Mid Cap Fund  |  13


         up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.

         Another factor that could affect performance:

         . derivatives could produce disproportionate losses (see "Secondary risks" for more information)

14  |  Scudder Mid Cap Fund


The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The following bar chart and table includes the performance of Equity Appreciation--Institutional Class shares. Equity Appreciation--Institutional Class became Mid Cap--Institutional Class as of the close of business on August 31, 2000. Equity Appreciation--Institutional Class was managed by the same investment management team with the same objective, policies and strategies as Mid Cap. The bar chart shows Equity Appreciation--Institutional Class shares' actual return for each full calendar year since January 1, 1994. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap--Institutional Class. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Scudder Mid Cap Fund

       Annual Total Returns (%) as of 12/31 each year Institutional Class

                                    [CHART]


1994    1995    1996   1997    1998    1999    2000     2001    2002     2003
-----  ------  -----  ------  ------  ------  ------  -------  -------  ------
3.47%  37.62%  9.60%  15.40%  17.79%  49.70%  -1.31%  -13.14%  -20.26%  28.67%



 For the periods included in the bar chart:
 Best Quarter: 31.08%, Q4  199W9orst Quarter: -19.38%, Q3  2001

                                                    Scudder Mid Cap Fund  |  15


        Average Annual Total Returns (%) as of 12/31/2003
                                                1 Year 5 Years 10 Years
        ---------------------------------------------------------------
        Institutional Class
        ---------------------------------------------------------------
         Return before Taxes                    28.67   5.66    10.82
        ---------------------------------------------------------------
         Return after Taxes on Distributions    28.67   3.47     9.14
        ---------------------------------------------------------------
         Return after Taxes on Distributions
         and Sale of Fund Shares                18.64   4.06     8.88
        ---------------------------------------------------------------
        Index (reflects no deductions for fees,
        expenses or taxes)                      35.62   9.21    13.93
        ---------------------------------------------------------------

Index: S&P Mid-Cap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies.

* Institutional Class commenced operations on August 31, 2000. Performance from January 1, 1994 through August 30, 2000 reflects actual returns of Equity Appreciation--Institutional Class shares.

Total returns from inception through 2003 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.

--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

16  |  Scudder Mid Cap Fund


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

           Fee Table
           Shareholder Fees, paid directly from your investment None
           ----------------------------------------------------------
           Annual Operating Expenses, deducted from fund assets
           ----------------------------------------------------------
           Management Fee                                       0.65%
           ----------------------------------------------------------
           Distribution/Service (12b-1) Fee                     None
           ----------------------------------------------------------
           Other Expenses                                       0.44
           ----------------------------------------------------------
           Total Annual Operating Expenses                      1.09
           ----------------------------------------------------------
           Less Fee Waiver/Expense Reimbursements**             0.09
           ----------------------------------------------------------
           Total Net Annual Operating Expenses                  1.00
           ----------------------------------------------------------

** The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2005 so that total operating expenses will not exceed 1.00%.
Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

              Example             1 Year 3 Years 5 Years 10 Years
              Institutional Class  $102   $338    $592    $1,321
              ---------------------------------------------------

                                                    Scudder Mid Cap Fund  |  17


Other Policies and Secondary Risks

         While the sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about.

         Other policies

         . Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval. In addition, the applicable Board will provide shareholders with at least 60 days' notice prior to making any changes to the 80% investment policy, as described herein, of each fund.

         . The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could result in higher taxable distributions.

         . As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market investments or other short-term bonds that offer comparable safety, or cash (Scudder Micro Cap Fund only). In addition, as a temporary defensive position, Scudder Mid Cap Fund may invest up to 100% of assets in the common stock of larger companies, or in fixed-income securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

         . Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

         . Each fund may use hedging transactions to attempt to reduce specific risks. For example, to protect a fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A fund's ability to hedge may be limited by the costs of the derivatives contracts. A fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the fund,
           (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

18  |  Other Policies and Secondary Risks



         Secondary risks

         Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

         For more information

         This prospectus doesn't tell you about every policy or risk of investing in the funds.

         If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

         Keep in mind that there is no assurance that any mutual fund will achieve its goal.

                                      Other Policies and Secondary Risks  |  19


Who Manages and Oversees the Funds

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         The investment advisor

         DeAM, Inc. is the investment advisor for each fund. Under the supervision of each fund's Board of Trustees, DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund's investment decisions, buys and sells securities for each fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. provides a full range of global investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

         Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

         DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

20  |  Who Manages and Oversees the Funds



         The advisor receives a management fee from each fund. Below are the actual rates paid by each fund net of fee waivers for the most recent fiscal year, as a percentage of each fund's average daily net assets:

                        Fund Name              Fee Paid
                        Scudder Micro Cap Fund  1.09%
                        -------------------------------
                        Scudder Mid Cap Fund    0.56%
                        -------------------------------

         The portfolio managers

         The following people handle the day-to-day management of each fund.

        Audrey M. T. Jones, CFA             Bob Grandhi, CFA
        Managing Director of Deutsche Asset Director of Deutsche Asset
        Management and Lead Manager of      Management and Manager of each
        each fund.                          fund.
        . Joined the advisor in 1986 and    . Joined the advisor in 2001.
          each fund at its inception.       . Portfolio manager at Monument
        . 32 years of investment industry     Funds Group and Daiwa Securities
          experience.                         from 2000 to 2001 and 1990 to
                                              2000, respectively.
        Doris R. Klug, CFA                  . 27 years of financial industry
        Director of Deutsche Asset            experience.
        Management and Manager of each      . MBA from Illinois Institute of
        fund.                                 Technology.
        . Joined the advisor in 2000.
        . Vice President of Mutual of       Samuel A. Dedio
          America from 1993 to 2000.        Director of Deutsche Asset
        . 23 years of financial industry    Management and Manager of each
          experience.                       fund.
        . MBA from New York University      . Joined Deutsche Asset
          Stern School of Business.           Management in 1999, formerly
                                              serving as analyst at Ernst &
                                              Young, LLP, Evergreen Asset
                                              Management and Standard &
                                              Poor's Corp.
                                            . Portfolio manager for US Small-
                                              and Mid-Cap Active Equity Group
                                              and senior small cap analyst for
                                              technology.
                                            . 13 years of investment industry
                                              experience.
                                            . MS in Accounting from American
                                              University's Kogod School of
                                              Business.
                                            . Joined the funds in 2002.

                                      Who Manages and Oversees the Funds  |  21


Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent auditors, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).
Scudder Micro Cap Fund -- Institutional Class

Years Ended September 30,                2003       2002       2001    2000    1999/a/   1998/b/

Selected Per Share Data
-------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                $14.22     $ 17.21     $ 24.52  $16.16  $ 9.90     $ 12.62
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)          (.14)/c/    (.14)/c/    (.13)   (.14)   (.14)       (.05)
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions     4.85       (2.85)      (5.35)   9.91    6.40       (2.18)
-------------------------------------------------------------------------------------------------
  Total from investment
  operations                            4.71       (2.99)      (5.48)   9.77    6.26       (2.23)
-------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on
  investment transactions                 --          --       (1.83)  (1.41)     --        (.49)
-------------------------------------------------------------------------------------------------
Net asset value, end of period        $18.93     $ 14.22     $ 17.21  $24.52  $16.16     $  9.90
-------------------------------------------------------------------------------------------------
Total Return (%)/d/                    33.12      (17.37)     (22.55)  64.49   63.23/**/  (18.16)
-------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                              79          52          33      37      17          14
-------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                          1.91        1.96        1.98    2.30    3.00/*/     2.59
-------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                          1.49        1.49        1.49    1.49    1.49/*/     1.49
-------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                              (.84)       (.77)       (.78)   (.78)  (1.07)/*/    (.75)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)               74          66          79     137     115          85
-------------------------------------------------------------------------------------------------

/a/ For the eleven months ended September 30, 1999.
/b/ For the year ended October 31, 1998.
/c/ Based on average shares outstanding during the period.
/d/ Total return would have been lower had certain expenses not been reduced. /*/ Annualized
/**/Not annualized

22  |  Financial Highlights



Scudder Mid Cap Fund -- Institutional Class

Years Ended September 30,                            2003       2002        2001      2000/a/

Selected Per Share Data
------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 9.36     $ 10.69     $ 17.57    $  18.60
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                      (.05)/b/    (.04)/b/     .01        (.00)/c/
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions                 2.24       (1.29)      (6.42)      (1.03)
------------------------------------------------------------------------------------------------
  Total from investment operations                  2.19       (1.33)      (6.41)      (1.03)
------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions       --          --        (.47)         --
------------------------------------------------------------------------------------------------
Net asset value, end of period                    $11.55     $  9.36     $ 10.69    $  17.57
------------------------------------------------------------------------------------------------
Total Return (%)/d/                                23.40      (12.44)     (37.15)    55.50/e/**
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)               323         164         231         414
------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     1.09        1.14/f/     1.18/f/     1.45/f/*
------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      1.00        1.00/f/     1.00/f/     1.00/f/*
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           (.49)       (.30)        .04        (.17)*
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           82      120/g/         251         146
------------------------------------------------------------------------------------------------

/a/ For the period August 31, 2000 (commencement of sales of Institutional
    Class shares) to September 30, 2000.
/b/ Based on average shares outstanding during the period.
/c/ Amount is less than $.005.
/d/ Total return would have been lower had certain expenses not been reduced. /e/ At the close of business on August 31, 2000, shares of Equity Appreciation
    -- Institutional Class merged into Institutional Class shares of Mid Cap. Equity Appreciation -- Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation -- Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflects the performance of the Mid Cap Fund -- Institutional Class.
/f/ The expense ratio of the Capital Appreciation Portfolio is included in this ratio.
/g/ On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
/*/ Annualized
/**/ Not annualized

                                                    Financial Highlights  |  23


How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a service agent -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your service agent may have its own policies or instructions and you should follow those.


Buying and Selling Institutional Class Shares

         You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("service agent"). Contact them for details on how to enter and pay for your order. Each fund's advisor, administrator or their affiliates may provide compensation to service agents for distribution, administrative and promotional services.

         You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to the transfer agent. Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

         Eligibility requirements

         You may buy Institutional Class shares if you are any of the following:

         . An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

         . An employee benefit plan with assets of at least $50 million.

         . A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

         . A client of the private banking division of Deutsche Bank AG.

         . A current or former director or trustee of the Deutsche or Scudder mutual funds.

         . An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

                           Buying and Selling Institutional Class Shares  |  25



         Investment minimums

         Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

         The minimum initial investment is waived for:

         . Investment advisory affiliates of Deutsche Bank Securities, Inc. or
           Scudder or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

         . Employee benefit plans with assets of at least $50 million.

         . Clients of the private banking division of Deutsche Bank AG.

         . A current or former director or trustee of the Deutsche or Scudder mutual funds.

         . An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

         Each fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

         How to contact the Transfer Agent

             By Phone:         (800) 730-1313
             -----------------------------------------------------
             First Investments Scudder Investments Service Company
             By Mail:          P.O. Box 219356
                               Kansas City, MO 64121-9356
             -----------------------------------------------------
             Additional        Scudder Investments Service Company
             Investments By    P.O. Box 219154
             Mail:             Kansas City, MO 64121-9154
             -----------------------------------------------------
             By Overnight      Scudder Investments Service Company
             Mail:             811 Main Street
                               Kansas City, MO 64105-2005
             -----------------------------------------------------
             By Fax (for       (800) 821-6234
             exchanging and
             selling shares
             only):
             -----------------------------------------------------

         You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

26  |  Buying and Selling Institutional Class Shares



         How to open your fund account

       Mail:     Complete and sign the account application that
                 accompanies this prospectus. (You may obtain
                 additional applications by calling the transfer agent.)
                 Mail the completed application along with a check
                 payable to the fund you have selected to the transfer
                 agent. Be sure to include the fund number. The
                 addresses are shown under "How to contact the
                 Transfer Agent."
       -----------------------------------------------------------------
       Wire:     Call the transfer agent to set up a wire account.
       -----------------------------------------------------------------
       Fund name Scudder Micro Cap Fund -- Institutional Class -- 589 and Fund  Scudder Mid Cap Fund -- Institutional Class -- 583
       number:
       -----------------------------------------------------------------

         Please note that your account cannot become activated until we receive a completed application.

         How to buy and sell shares

         MAIL:

         Buying: Send your check, payable to the fund you have selected, to the transfer agent. Be sure to include the fund number and your account number on the check. (For fund numbers, see "How to open your fund account.") The addresses are shown above under "How to contact the Transfer Agent." If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

         Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

                           Buying and Selling Institutional Class Shares  |  27



         WIRE:

         Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call Shareholder Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase.

               Bank Name:  Deutsche Bank Trust Company Americas
               --------------------------------------------------
               Routing No: 021001033
               --------------------------------------------------
               Attn:       Scudder Funds
               --------------------------------------------------
               DDA No:     00-226-296
               --------------------------------------------------
               FBO:        (Account name)
                           (Account number)
               --------------------------------------------------
               Credit:     (fund name and number)
                           (See "How to open your fund account.")
               --------------------------------------------------

         Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

         Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its service agents reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

28  |  Buying and Selling Institutional Class Shares



         TELEPHONE TRANSACTIONS:

         You may place orders to buy and sell over the phone by calling your service agent or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or
         (2) exchange the shares for Institutional Class shares of another Scudder fund by calling Shareholder Services.

         You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at 1-800-730-1313.

                           Buying and Selling Institutional Class Shares  |  29



Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through investment providers.

         If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by a fund.

         In either case, keep in mind that the information in this prospectus applies only to each fund's Institutional Class shares. The funds have other share classes, which are described in separate prospectuses and have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your service agent or call (800) 730-1313.

         Policies about transactions

         Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

         To help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

30  |  Policies You Should Know About



         We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity; and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

         We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

         Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

         If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

         The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories acceptable) or for a non-resident alien.

         Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the transfer agent in a timely manner.

         ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

         QuickBuy/QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions

                                          Policies You Should Know About  |  31


         take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy/QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

         Telephone and electronic transactions. You are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

         If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

The funds accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on



32  |  Policies You Should Know About


         foreign banks, or checks issued by credit card companies or Internet-based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

         Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

         You may obtain additional information about other ways to sell your shares by contacting your investment provider.

         We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a

                                          Policies You Should Know About  |  33


         signature guarantee from a notary public and we must be provided with the original guarantee.

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or Shareholder Services for more information.


         How the funds calculate share price

         To calculate the net asset value per share or NAV, the share class uses the following equation:

                    TOTAL ASSETS - TOTAL LIABILITIES  =   NAV
                   ----------------------------------
                   TOTAL NUMBER OF SHARES OUTSTANDING

         The price at which you sell shares is also the NAV.

         We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board that are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information.

         To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

         Other rights we reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID

34  |  Policies You Should Know About


          number or certification that you are exempt from backup withholding

         . redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value

         . reject a new account application if you don't provide any required or requested identifying information, or for other reasons

         . refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and /or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by government law or authority or by applicable law

         . close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and may incur tax liability

         . pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

         . change, add or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)

         . suspend or postpone redemptions during periods when the New York
           Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

                                          Policies You Should Know About  |  35


Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

         Each fund intends to pay dividends and distributions to its shareholders annually in December and, if necessary, may do so at other times as well.

         For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.
Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


36  |  Understanding Distributions and Taxes



         The tax status of a fund's earnings you receive and your own fund transactions generally depends on their type:

  Generally taxed at capital               Generally taxed at ordinary
  gains rates:                             income rates:
  Distributions from a fund
  .gains from the sale of securities held  .gains from the sale of securities
   by the fund for more than one year       held by the fund for one year or
  .qualified dividend income                less
                                           .all other taxable income
  ----------------------------------------------------------------------------
  Transactions involving fund shares
  .gains from selling fund shares held     .gains from selling fund shares
   for more than one year                   held for one year or less
  ----------------------------------------------------------------------------

         Any investments in foreign securities may be subject to foreign withholding taxes. In that case, each fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate each fund's recognition of ordinary income and may affect the timing or amount of each fund's distributions.

         For taxable years beginning on or before December 31, 2008, distributions of investment income designated by each fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for the lower rates to apply.

         For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

         Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain

                                   Understanding Distributions and Taxes  |  37


         details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

         If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

         Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

38  |  Understanding Distributions and Taxes


Notes
--------------------------------------------------------------------------------


To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management
SEC
Public Reference Section
Washington, D.C. 20549-0102
www.sec.gov
(202) 942-8090

                        SEC File Numbers:
                        Scudder Micro Cap Fund 811-08006
                        Scudder Mid Cap Fund   811-04760

  Printed on recycled paper.  (02/01/04) SSAGF2-1-IN

                                    [GRAPHIC]



                 Small/Aggressive Growth II
                 Investment Class
Prospectus

                       February 1, 2004


                  Scudder Micro Cap Fund

                  Scudder Mid Cap Fund

                  Scudder Small Cap Fund


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




Contents

How the Funds Work

 4  Scudder Micro Cap Fund

11  Scudder Mid Cap Fund

18  Scudder Small Cap Fund

25  Other Policies and Secondary
    Risks

27  Who Manages and Oversees
    the Funds

29  Financial Highlights

How to Invest in the Funds

33  Buying and Selling Investment
    Class Shares

34  Policies You Should Know
    About

41  Understanding Distributions
    and Taxes



How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.



              Investment Class

ticker symbol MMFSX
  fund number 809

  Scudder Micro Cap Fund

         The Fund's Main Investment Strategy

         The fund seeks capital appreciation.

         Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US micro capitalization companies. For the purposes of this 80% limitation, the micro capitalization equity universe is defined as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million. The fund may invest up to 20% of its total assets in the securities of foreign companies that would be considered to be in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million market capitalization minimum).

         The fund invests primarily in equity securities of US micro capitalization growth-oriented companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies.

         Company research lies at the heart of our investment process. The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

--------------------------------------------------------------------------------


OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. To the extent the fund invests in foreign securities, the fund may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations. The fund may also use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market. (See "Other Policies and Secondary Risks" for more information.)


4  |  Scudder Micro Cap Fund



         . The managers focus on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

         . The managers emphasize individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

         . The managers generally seek companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

         . The managers screen the bottom 5% of the total domestic equity market capitalization (subject to a $10 million capitalization minimum) for micro cap companies with growth and profitability.

         The fund may also invest up to 20% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. The fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that the managers believe to be of high quality.

         The managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.

                                                   Scudder Micro Cap Fund  |  5



         The Main Risks of Investing in the Fund

         There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

         Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform--in this case, the micro capitalization portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get an attractive price for them.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

         Micro Capitalization Company Risk. The fund's investments in micro capitalization companies will be more susceptible to share price fluctuations since micro capitalization company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity in micro company investing--can also pose added risk. Industry-wide reversals may have a greater impact on micro capitalization companies, since they lack a large company's financial resources. Micro capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses. Finally, micro capitalization company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a micro capitalization company's shares may be more difficult to sell.

Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.



6  |  Scudder Micro Cap Fund



         Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.

         Another factor that could affect performance:

         . derivatives could produce disproportionate losses (see "Secondary risks" for more information)


                                                   Scudder Micro Cap Fund  |  7


The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Investment Class shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Micro Cap Fund

        Annual Total Returns (%) as of 12/31 each year Investment Class
                                    [CHART]

1998    1999    2000   2001     2002    2003
-----  ------  -----  ------  -------  ------
1.11%  76.99%  2.92%  15.15%  -27.29%  40.79%
 For the periods included in the bar chart:
 Best Quarter: 29.56%, Q4 1999Worst Quarter: -24.16%, Q3 1998


8  |  Scudder Micro Cap Fund


       Average Annual Total Returns (%) as of 12/31/2003
                                                                Since
                                               1 Year 5 Years Inception*
       -----------------------------------------------------------------
       Investment Class
       -----------------------------------------------------------------
         Return before Taxes                   40.79   16.51    13.00
       -----------------------------------------------------------------
         Return after Taxes on Distributions   40.79   15.12    11.65
       -----------------------------------------------------------------
        Return after Taxes on Distributions
        and Sale of Fund Shares                26.51   13.68    10.58
       -----------------------------------------------------------------
       Index (reflects no deductions for fees,
       expenses or taxes)                      47.25    7.13     7.72
       -----------------------------------------------------------------

Index: Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.

* The class commenced operations on August 21, 1997. Index comparison begins on August 30, 1997.

Total returns from inception through 2003 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our web site at www.scudder.com.

--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

                                                   Scudder Micro Cap Fund  |  9


How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the fund.

           Fee Table

           Shareholder Fees, paid directly from your investment None
           ----------------------------------------------------------

           Annual Operating Expenses, deducted from fund assets
           ----------------------------------------------------------
           Management Fee                                       1.50%
           ----------------------------------------------------------
           Distribution/Service (12b-1) Fee                     None
           ----------------------------------------------------------
           Other Expenses*                                      0.66
           ----------------------------------------------------------
           Total Annual Operating Expenses                      2.16
           ----------------------------------------------------------
           Less Fee Waiver/Expense Reimbursements**             0.42
           ----------------------------------------------------------
           Total Net Annual Operating Expenses                  1.74
           ----------------------------------------------------------

*  Includes a 0.25% shareholder servicing fee.

** The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2005, so that total operating expenses will not exceed 1.74%.

                Example          1 Year 3 Years 5 Years 10 Years
                Investment Class  $177   $636   $1,121   $2,460
                ------------------------------------------------

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Investment Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

10  |  Scudder Micro Cap Fund



              Investment Class

ticker symbol BTCAX
  fund number 808

  Scudder Mid Cap Fund

         The Fund's Main Investment Strategy

         The fund seeks long-term capital growth.

         Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the S&P Mid-Cap 400 Index or securities with equity characteristics that provide exposure to those companies. It may also invest in convertible securities when it is more advantageous than investing in a company's common stock. The managers believe these companies contain the greatest concentration of businesses with significant growth prospects.

         The fund invests primarily in equity securities of medium-sized growth-oriented companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies.

         The fund may also invest up to 20% of its assets in stocks and other securities of companies based outside the US.

         Company research lies at the heart of the investment process. The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.


--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market. (See "Other Policies and Secondary Risks" for more information.)

                                                    Scudder Mid Cap Fund  |  11


         . The managers focus on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

         . The managers emphasize individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

         . The managers generally seek companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

         . The managers screen within the market capitalization range of the S&P Mid-Cap 400 Index for medium-sized companies with growth and profitability potential.

         The fund follows a disciplined selling process to try to lessen risk. We may sell a security if one or more of the following conditions take place:

         . there is a material change in the company's fundamentals; or

         . the stock price reaches the managers' expectations.

12  |  Scudder Mid Cap Fund



         The Main Risks of Investing in the Fund

         There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

         Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform--in this case, the medium-sized capitalization portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

         Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations--down as well as up--than stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end



                                                    Scudder Mid Cap Fund  |  13


         up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.

         Another factor that could affect performance:

         . derivatives could produce disproportionate losses (see "Secondary risks" for more information)

14  |  Scudder Mid Cap Fund


The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Investment Class shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Mid Cap Fund

        Annual Total Returns (%) as of 12/31 each year Investment Class

                                    [CHART]

1994    1995    1996   1997    1998    1999    2000    2001     2002    2003
-----  ------  -----  ------  ------  ------  ------  -------  -------  -----
3.24%  37.43%  8.68%  14.46%  18.51%  49.68%  -1.70%  -13.37%  -20.49%  28.44

 For the periods included in the bar chart:
 Best Quarter:  29.95%, Q4 199W9orst Quarter: -19.58%, Q3 1998

                                                    Scudder Mid Cap Fund  |  15


        Average Annual Total Returns (%) as of 12/31/2003
                                                1 Year 5 Years 10 Years
        ---------------------------------------------------------------
        Investment Class
        ---------------------------------------------------------------
          Return before Taxes                   28.44   5.42    10.54
        ---------------------------------------------------------------
          Return after Taxes on Distributions   28.44   3.82     7.69
        ---------------------------------------------------------------
         Return after Taxes on Distributions
         and Sale of Fund Shares                18.49   4.05     7.79
        ---------------------------------------------------------------
        Index (reflects no deductions for fees,
        expenses or taxes)                      35.62   9.21    13.93
        ---------------------------------------------------------------

Index: S&P Mid-Cap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies.

Total returns from inception through 2003 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our web site at www.scudder.com.

--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.


The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

16  |  Scudder Mid Cap Fund


How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the fund.

        Fee Table

        Shareholder Fees, paid directly from your investment      None
        ---------------------------------------------------------------

        Annual Fund Operating Expenses, deducted from fund assets
        ---------------------------------------------------------------
        Management Fee                                            0.65%
        ---------------------------------------------------------------
        Distribution/Service (12b-1) Fee                          None
        ---------------------------------------------------------------
        Other Expenses                                            0.69
        ---------------------------------------------------------------
        Total Annual Operating Expenses                           1.34
        ---------------------------------------------------------------
        Less Fee Waiver/Expense Reimbursements*                   0.09
        ---------------------------------------------------------------
        Total Net Annual Operating Expenses                       1.25
        ---------------------------------------------------------------

* The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2005 so that total operating expenses will not exceed 1.25%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund's Investment Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

                Example          1 Year 3 Years 5 Years 10 Years
                Investment Class  $127   $416    $725    $1,605
                ------------------------------------------------

                                                    Scudder Mid Cap Fund  |  17



              Investment Class

ticker symbol BTSCX
  fund number 821

  Scudder Small Cap Fund

         The Fund's Main Investment Strategy

         The fund seeks long-term capital growth.

         Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US smaller capitalization companies. For purposes of this 80% limitation, the small capitalization equity securities universe is defined as the bottom 20% of the total domestic equity market capitalization (at the time of investment), using a minimum market capitalization of $10 million.

         The fund invests primarily in equity securities of US smaller capitalization companies. The managers focus on individual security selection rather than industry selection. In managing the fund, we use a "bottom-up" approach in selecting portfolio securities. The fund's portfolio management team uses an active investment process to evaluate company growth prospects and competitive strategies. Each portfolio manager has specific sector responsibilities with investment discretion over the securities within sectors.

         The fund may also invest up to 20% of its assets in the stocks of non-US companies and in large capitalization stocks.

         Company research lies at the heart of our investment process. The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market. (See "Other Policies and Secondary Risks" for more information.)

18  |  Scudder Small Cap Fund



         . The managers focus on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

         . The managers emphasize individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

         . The managers generally seek companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

         . The managers screen the bottom 20% of the total domestic equity market capitalization, using a minimum market capitalization of $10 million, utilizing specific criteria for each individual sector.

         The managers look primarily for financial attributes that set these companies apart:

         . estimated above-average growth in revenues and earnings; and

         . a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

         The managers will normally sell a stock when they believe it has one or more of the following signs of negative change:

         . decelerating revenue or earnings growth;

         . loss of market share;

         . increasing levels of debt or decreasing levels of cash flow and working capital; and

         . a stock price that lags behind competitors'.

                                                  Scudder Small Cap Fund  |  19


         The Main Risks of Investing in the Fund

         There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

         Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform--in this case, the small company portion of the US stock market. When stock prices fall you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

         Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end



20  |  Scudder Small Cap Fund


         up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.

         Another factor that could affect performance:

         . derivatives could produce disproportionate losses (see "Secondary risks" for more information)

                                                  Scudder Small Cap Fund  |  21


The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Investment Class shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Scudder Small Cap Fund

        Annual Total Returns (%) as of 12/31 each year Investment Class
                                    [CHART]

 1994    1995    1996   1997    1998   1999    2000    2001    2002     2003
------  ------  -----  ------  -----  ------  ------  ------  -------  ------
19.31%  58.57%  6.90%  13.16%  6.15%  44.75%  10.28%  -8.56%  -22.35%  21.69%

 For the periods included in the bar chart:
 Best Quarter:  30.11%, Q3 199W7orst Quarter:  -24.39%, Q3 1998

22  |  Scudder Small Cap Fund



        Average Annual Total Returns (%) as of 12/31/2003
                                                1 Year 5 Years 10 Years
        ---------------------------------------------------------------
        Investment Class
        ---------------------------------------------------------------
          Return before Taxes                   21.69   6.64    12.85
        ---------------------------------------------------------------
          Return after Taxes on Distributions   21.69   5.39    11.22
        ---------------------------------------------------------------
         Return after Taxes on Distributions
         and Sale of Fund Shares                14.10   5.14    10.59
        ---------------------------------------------------------------
        Index (reflects no deductions for fees,
        expenses or taxes)                      47.25   7.13     9.47
        ---------------------------------------------------------------

Index: Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.

Total returns from inception through 2003 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our web site at www.scudder.com.

--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.


The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

                                                  Scudder Small Cap Fund  |  23


How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

           Fee Table

           Shareholder Fees, paid directly from your investment None
           ----------------------------------------------------------

           Annual Operating Expenses, deducted from fund assets
           ----------------------------------------------------------
           Management Fee                                       0.65%
           ----------------------------------------------------------
           Distribution and Service (12b-1) Fee                 None
           ----------------------------------------------------------
           Other Expenses                                       0.72
           ----------------------------------------------------------
           Total Annual Operating Expenses                      1.37
           ----------------------------------------------------------
           Less Fee Waiver/Expense Reimbursements*              0.12
           ----------------------------------------------------------
           Total Net Annual Operating Expenses                  1.25
           ----------------------------------------------------------

* The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2005 so that total operating expenses will not exceed 1.25%.
Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund's Investment Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

                Example          1 Year 3 Years 5 Years 10 Years
                Investment Class  $127   $422    $739    $1,636
                ------------------------------------------------

24  |  Scudder Small Cap Fund


Other Policies and Secondary Risks

         While the sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about.

         Other policies

         . Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval. In addition, the applicable Board will provide shareholders with at least 60 days' notice prior to making any changes to the 80% investment policy, as described herein, of each fund.

         . The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could result in higher taxable distributions.

         . As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market investments or other short-term bonds that offer comparable safety, or cash (Scudder Micro Cap Fund only). In addition, as a temporary defensive position, Scudder Mid Cap Fund and Scudder Small Cap Fund may each invest up to 100% of assets in the common stock of larger companies, or in fixed-income securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

         . Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

         . Each fund may use hedging transactions to attempt to reduce specific risks. For example, to protect a fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A fund's ability to hedge may be limited by the costs of the derivatives contracts. A fund may attempt to lower the cost of hedging by

                                     Other Policies and Secondary Risks   |  25


          entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the fund,
           (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

         Secondary risks

         Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

         For more information

         This prospectus doesn't tell you about every policy or risk of investing in the funds.

         If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

         Keep in mind that there is no assurance that any mutual fund will achieve its goal.

26  |  Other Policies and Secondary Risks



Who Manages and Oversees the Funds

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         The investment advisor

         DeAM, Inc. is the investment advisor for each fund. Under the supervision of each fund's Board of Trustees, DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund's investment decisions, buys and sells securities for each fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. provides a full range of global investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

         Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

         DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         The advisor receives a management fee from each fund. Below are the actual rates paid by each fund net of fee waivers for the most recent fiscal year, as a percentage of each fund's average daily net assets:

                        Fund Name              Fee Paid
                        Scudder Micro Cap Fund  1.09%
                        -------------------------------
                        Scudder Mid Cap Fund    0.56%
                        -------------------------------
                        Scudder Small Cap Fund  0.52%
                        -------------------------------

                                     Who Manages and Oversees the Funds   |  27

\

         The portfolio managers

         The following people handle the day-to-day management of each fund.

       Audrey M. T. Jones, CFA              Bob Grandhi, CFA
       . Managing Director of Deutsche      . Director of Deutsche Asset
         Asset Management and Lead            Management and Manager of
         Manager of each fund.                each fund.
       . Joined the investment advisor in   . Joined the advisor in 2001.
         1986 and the fund at its           . Portfolio manager at Monument
         inception.                           Funds Group and Daiwa Securities
       . 32 years of investment industry      from 2000 to 2001 and 1990 to
         experience.                          2000, respectively.
                                            . 27 years of financial industry
       Doris R. Klug, CFA                     experience.
       . Director of Deutsche Asset         . MBA from Illinois Institute of
         Management and Manager of            Technology.
         each fund.
       . Joined the advisor in 2000.        Samuel A. Dedio
       . Vice President of Mutual of        . Director of Deutsche Asset
         America from 1993 to 2000.           Management and Manager of
       . 23 years of financial industry       each fund.
         experience.                        . Joined Deutsche Asset
       . MBA from New York University         Management in 1999, formerly
         Stern School of Business.            serving as analyst at Ernst &
                                              Young, LLP, Evergreen Asset
                                              Management and Standard &
                                              Poor's Corp.
                                            . Portfolio manager for US Small-
                                              and Mid-Cap Active Equity Group
                                              and senior small cap analyst for
                                              technology.
                                            . 13 years of investment industry
                                              experience.
                                            . MS in Accounting from American
                                              University's Kogod School of
                                              Business.
                                            . Joined the funds in 2002.

28  |  Who Manages and Oversees the Funds


Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent auditors, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).

Scudder Micro Cap Fund -- Investment Class

Years Ended September 30,                 2003       2002       2001    2000   1999/a/  1998/b/

Selected Per Share Data
------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $14.06     $ 17.05     $ 24.36  $16.12  $ 9.88   $ 12.62
------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
 Net investment income (loss)            (.17)/c/    (.18)/c/    (.15)   (.14)   (.14)     (.06)
------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss) on investment transactions       4.78       (2.81)      (5.33)   9.79    6.38     (2.19)
------------------------------------------------------------------------------------------------
 Total from investment
 operations                              4.61       (2.99)      (5.48)   9.65    6.24     (2.25)
------------------------------------------------------------------------------------------------
Less distributions from:
 Net realized gains on
 investment transactions                   --          --       (1.83)  (1.41)     --      (.49)
------------------------------------------------------------------------------------------------
Net asset value, end of period         $18.67     $ 14.06     $ 17.05  $24.36  $16.12   $  9.88
------------------------------------------------------------------------------------------------
Total Return (%)/d/                     32.79      (17.54)     (22.71)  63.87   63.16**  (18.33)
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)     18          12           7       5       1         1
------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                           2.16        2.21        2.23    2.55    3.25*     2.68
------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                           1.74        1.74        1.74    1.74    1.74*     1.74
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                              (1.09)      (1.02)      (1.03)  (1.05)  (1.29)*    (.98)
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                74          66          79     137     115        85
------------------------------------------------------------------------------------------------

/a/ For the eleven months ended September 30, 1999.

/b/ For the year ended October 31, 1998.

/c/ Based on average shares outstanding during the period.

/d/ Total return would have been lower had certain expenses not been reduced.

/*/ Annualized

** Not annualized

                                                    Financial Highlights  |  29



Scudder Mid Cap Fund -- Investment Class

Years Ended September 30,                     2003        2002       2001      2000      1999

Selected Per Share Data
------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  9.31     $ 10.66     $17.57    $14.77    $11.38
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)                 (.08)/a/    (.06)/a/   (.03)     (.06)     (.07)
------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss) on investment transactions            2.23       (1.29)     (6.41)     6.79      4.99
------------------------------------------------------------------------------------------------
 Total from investment operations             2.15       (1.35)     (6.44)     6.73      4.92
------------------------------------------------------------------------------------------------
Less distributions from:
 Net realized gains on
 investment transactions                        --          --       (.47)    (3.93)    (1.53)
------------------------------------------------------------------------------------------------
Net asset value, end of period              $11.46     $  9.31     $10.66    $17.57    $14.77
------------------------------------------------------------------------------------------------
Total Return (%)/b/                          23.09      (12.66)    (37.26)    53.65     47.05
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)          36          29         36        48        29
------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                1.34        1.39/c/    1.43/c/   1.70/c/   1.88/c/
------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                1.25        1.25/c/    1.25/c/   1.25/c/   1.25/c/
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)     (.74)       (.55)      (.21)     (.40)     (.58)
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     82         120/d/     251       146       155
------------------------------------------------------------------------------------------------

/a/ Based on average shares outstanding during the period.

/b/ Total return would have been lower had certain expenses not been reduced.

/c/ The expense ratio of the Capital Appreciation Portfolio is included in this ratio.

/d/ On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

30  |  Financial Highlights


Scudder Small Cap Fund -- Investment Class

Years Ended September 30,                    2003       2002       2001     2000     1999

Selected Per Share Data
-------------------------------------------------------------------------------------------
Net asset value, beginning of period      $16.57      $19.73      $26.95   $21.89   $14.96
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)               (.16)/a/    (.13)/a/    (.12)    (.15)    (.15)
-------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss) on investment transactions          3.33       (3.03)      (5.53)    8.53     7.13
-------------------------------------------------------------------------------------------
 Total from investment operations           3.17       (3.16)      (5.65)    8.38     6.98
-------------------------------------------------------------------------------------------
Less distributions from:
 Net realized gains on
 investment transactions                      --          --       (1.57)   (3.32)    (.05)
-------------------------------------------------------------------------------------------
Net asset value, end of period            $19.74      $16.57      $19.73   $26.95   $21.89
-------------------------------------------------------------------------------------------
Total Return (%)/b/                        19.13      (16.02)     (21.77)   41.59    46.52
-------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)       313         204         241      292      216
-------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                              1.37        1.40/c/  1.46/c/  1.44/c/  1.46/c/
-------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                               125     1.25/c/     1.25/c/  1.25/c/  1.25/c/
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)   (.90)       (.63)       (.53)    (.60)    (.74)
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   74       87/d/         109      136      159
-------------------------------------------------------------------------------------------

/a/ Based on average shares outstanding during the period.

/b/ Total return would have been lower had certain expenses not been reduced.

/c/ The expense ratio of the Small Cap Portfolio is included in the ratio.

/d/ On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.

                                                    Financial Highlights  |  31


How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider"--for example, a workplace retirement plan, financial supermarket or financial advisor--your provider may have its own policies or instructions, and you should follow those.

These instructions are for buying and selling Investment Class shares.


Buying and Selling Investment Class Shares

         You may only buy Investment Class shares if you have a shareholder account set up with a financial advisor. Financial advisors include brokers or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial advisors may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

         Contact your financial advisor for details on how to enter and pay for your order. Each fund's advisor, administrator or their affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

         Investment minimums

Initial investment              $1,000
--------------------------------------
Subsequent investment              $50
--------------------------------------
IRA account
 Initial investment               $500
--------------------------------------
  Subsequent investment            $50
--------------------------------------
Automatic investment plan
(minimum/maximum)         $50/$250,000
--------------------------------------
Minimum account balance         $1,000
--------------------------------------

         The funds and their service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

         Service plan

         Scudder Micro Cap Fund has adopted a service plan for its Investment Class shares. Under the plan, the fund pays service fees at an aggregate annual rate of up to 0.25% of the fund's average daily net assets for its Investment Class shares. The fees are compensation to financial advisors for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same fund.

                              Buying and Selling Investment Class Shares  |  33



Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through investment providers.

         If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by each fund.

         In either case, keep in mind that the information in this prospectus applies only to each fund's Investment Class shares. The funds have other share classes, which are described in separate prospectuses and have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

         Policies about transactions

         Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

         To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

34  |  Policies You Should Know About



         We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

         We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

         Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

         If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

         The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

         Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get uptodate information, review balances or even place orders for exchanges.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy/QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has



                                          Policies You Should Know About  |  35


         Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy/QuickSell on a new account, see the account application; to add it to an existing account, call
         (800) 621-1048.

         Telephone and electronic transactions. You are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

         The funds accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

36  |  Policies You Should Know About



         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

         We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor or Shareholder Services for more information.

         Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.


                                          Policies You Should Know About  |  37



         You may obtain additional information about other ways to sell your shares by contacting your investment provider.

         If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

         How the funds calculate share price

         To calculate net asset value per share or NAV, the share class uses the following equation:

                    TOTAL ASSETS - TOTAL LIABILITIES  =   NAV
                   ----------------------------------
                   TOTAL NUMBER OF SHARES OUTSTANDING

         The price at which you sell shares is also the NAV.

         We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board that are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information.

         To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

38  |  Policies You Should Know About



         Other rights we reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (although these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

         . reject a new account application if you don't provide any required or requested identifying information, or for other reasons

         . refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

         . close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of fund shares and you may incur tax liability

         . pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

                                          Policies You Should Know About  |  39



         . change, add or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)

         . suspend or postpone redemptions during periods when the New York
           Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

40  |  Policies You Should Know About


Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

         Each fund intends to pay dividends and distributions to shareholders annually in December, and, if necessary, may do so at other times as well.

         For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.



                                  Understanding Distributions and Taxes   |  41


         The tax status of a fund's earnings you receive and your own fund transactions generally depends on their type:

  Generally taxed at capital               Generally taxed at ordinary
  gains rates:                             income rates:
  ----------------------------------------------------------------------------
  Distributions from a fund
  .gains from the sale of securities held  .gains from the sale of securities
   by the fund for more than one year       held by the fund for one year or
  .qualified dividend income                less
                                           .all other taxable income
  ----------------------------------------------------------------------------
  Transactions involving fund shares
  .gains from selling fund shares held     .gains from selling fund shares
   for more than one year                   held for one year or less
  ----------------------------------------------------------------------------

         Any investments in foreign securities may be subject to foreign withholding taxes. In that case, each fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate each fund's recognition of ordinary income and may affect the timing or amount of each fund's distributions.

         For taxable years beginning on or before December 31, 2008, distributions of investment income designated by each fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for the lower rates to apply.

         For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

         Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in

42  |  Understanding Distributions and Taxes


         that year, even though you may not receive the money until the following January.

         If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

         Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

                                  Understanding Distributions and Taxes   |  43


Notes
--------------------------------------------------------------------------------


Notes
--------------------------------------------------------------------------------


Notes
--------------------------------------------------------------------------------


Notes
--------------------------------------------------------------------------------


To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management

SEC
Public Reference Section
Washington, D.C. 20549-0102
www.sec.gov
(202) 942-8090

                        SEC File Numbers:
                        Scudder Micro Cap Fund 811-08006
                        Scudder Mid Cap Fund   811-04760
                        Scudder Small Cap Fund 811-04760

  Printed on recycled paper.  (02/01/04) SSAGF2-1-IV

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                February 1, 2004






Scudder MG Investments Trust

Scudder Fixed Income Fund
Scudder Short Duration Fund
Scudder High Income Plus Fund
Scudder Total Return Bond Fund

Scudder MG Investments Trust (the "Trust") is an open-end, management investment company consisting of eleven investment portfolios (with regard to the four portfolios addressed in this Statement of Additional Information ("SAI") each a "Fund," collectively, the "Funds"), each having separate and distinct investment objectives and policies. Each Fund, other than the Scudder Total Return Bond Fund, is classified as "diversified" within the meaning of the Investment Company Act of 1940 (the "1940 Act").

The information contained in this Statement of Additional Information ("SAI") generally supplements the information contained in a Fund's Premier Class, Institutional Class, Investment Class, or Class A, B, C and R share Prospectus dated February 1, 2004, as amended or supplemented from time to time (each, a "Prospectus" and collectively, the "Prospectuses"). This SAI is not a prospectus, and should be read only in conjunction with each Fund's Prospectus.

No investor should invest in shares of the Fund without first reading the Prospectuses. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in each Prospectus.

The audited financial statements for each Fund are included in each Fund's annual report, which we have filed electronically with the Securities and Exchange Commission (the "SEC") and which are incorporated by reference into this SAI. A copy of each Prospectus may be obtained without charge from Deutsche Asset Management, Inc., the Trust's Administrator, by calling 1-800-621-1048 or by writing to Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606.

Deutsche Asset Management, Inc. (the "Advisor" or "DeAM, Inc.") serves as investment advisor and administrator to each Fund. Scudder Distributors, Inc. (the "Distributor" or "SDI") serves as each Fund's principal underwriter and distributor.

                                TABLE OF CONTENTS

                                                                           Page


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.............................2

INVESTMENT RESTRICTIONS......................................................3

MANAGEMENT OF THE TRUST AND FUNDS...........................................31

PURCHASE AND REDEMPTION OF SHARES...........................................39

NET ASSET VALUE.............................................................52

TAXES.......................................................................53

TRUSTEES AND OFFICERS.......................................................59

GENERAL INFORMATION ABOUT THE TRUST.........................................75

ANNUAL AND SEMIANNUAL REPORTS...............................................76

CONSIDERATION FOR PURCHASES OF SHARES.......................................76

ADDITIONAL INFORMATION......................................................76
         Independent Accountants............................................76

FINANCIAL STATEMENTS........................................................77

APPENDIX A..................................................................78


No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of a Fund may not available in certain states. Please call 1-800-730-1313 to determine availability in your state.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


The following is a description of each Fund's investment objectives and policies. There can, of course, be no assurance that a Fund will achieve its investment objectives. Each Fund will notify its shareholders 60 days prior to a change in its investment policy (In the case of Scudder Fixed Income Fund, if there is any change to its 80% investment policy.) The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of each Fund.


Investment Objectives and Policies

Scudder Fixed Income Fund


The Fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. The Fund may invest up to 20% of its total assets in investment grade fixed income securities rated within the fourth highest rating category or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Advisor determines that securities meeting the Fund's investment objective are not readily available for purchase.


Scudder Short Duration Fund

Effective February 1, 2003, Scudder Short-Term Fixed Income Fund changed its name to Scudder Short Duration Fund. The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade short-term fixed income securities rated within the top three rating categories. The Fund may invest up to 40% of its total assets in asset-backed securities. The Fund may invest up to 15% of its total assets in investment grade fixed income securities rated within the fourth highest rating category, or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk bonds). The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Advisor determines that securities meeting the Fund's investment objective are not readily available for purchase.

Scudder High Income Plus Fund


The Fund seeks high current income and, as a secondary objective, capital appreciation. The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets, determined at the time of purchase, in US dollar-denominated domestic and foreign below investment grade fixed income securities ("junk bonds"), including those whose issuers are located in countries with new or emerging securities markets. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not readily available for purchase. The Fund may invest up to 25% of its total assets in non-US dollar denominated, below investment grade fixed income securities. Securities may be purchased on a when-issued basis. The Fund may borrow up to 5% of the fund's net assets against called and tendered bonds in the fund. For the risks associated with borrowing, please see the "Borrowing" subsection of the "Investment Restrictions" section of the SAI.


Scudder Total Return Bond Fund

Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities. The Fund primarily invests in US-dollar denominated investment grade fixed income securities. The remainder of the Fund's assets may be allocated among fixed income securities of foreign issuers, below investment grade fixed income securities (high yield bonds) of US and foreign issuers, including high yield bonds of issuers in countries with new or emerging securities markets, or, to maintain liquidity, in cash or money market instruments. The Fund may invest up to 25% of its total assets in foreign investment grade fixed income securities. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Securities may be denominated in US or foreign currencies.


The Fund has  received  an  exemptive  order from the  Securities  and  Exchange
Commission which permits it to invest up to 17% of its total assets in the Deutsche High Yield Bond Fund and up to 7% of its total assets in the Deutsche Emerging Markets Debt Fund to gain exposure to US and foreign high yield bonds, including high yield bonds of issuers in emerging markets. The Deutsche High Yield Bond Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. The Deutsche Emerging Markets Debt Fund invests primarily in high yield bonds of issuers located in countries with new or emerging securities markets.


The Fund's high yield component may also consist of performing and non-performing loans, Eurobonds, Brady Bonds (dollar-denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign government and their agencies. With respect to emerging market debt investments, the Fund invests primarily in sovereign debt.

At times, the Fund invests a large percentage of assets in mortgage-backed securities, including collateralized mortgage obligations ("CMOs"). We may also use various instruments commonly known as `derivatives' as secondary investments. In particular, the Fund may use forward currency transactions and currency options.

                             INVESTMENT RESTRICTIONS

The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a "majority" (as defined in the 1940
Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by fundamental investment restriction
(2) listed below for Short Duration Fund and Total Return Bond Fund and fundamental investment restriction (9) listed below for High Income Plus Fund.

INVESTMENT RESTRICTIONS THAT APPLY TO SCUDDER SHORT DURATION FUND, SCUDDER HIGH INCOME PLUS FUND AND SCUDDER TOTAL RETURN BOND FUND:

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of a Fund:

(1)      Issue senior securities, except as permitted by paragraphs (2), (6) and
         (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities, if appropriately covered.

(2) (Scudder Short Duration Fund and Scudder Total Return Bond Fund only) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend Fund securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the US Government or any of its agencies or instrumentalities.

(9) (Scudder High Income Plus Fund only) Borrow money, except in accordance with and to the extent permitted under the 1940 Act and the rules and interpretations thereunder.

In addition, each Fund will adhere to the following fundamental investment restriction:

         With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than the US Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of a Fund:

(1) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(2) Purchase securities of other US-registered investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

(3) Invest for the purpose of exercising control over or management of any company.

(4) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

"Value" for the purposes of the foregoing investment restrictions shall mean the market value used in determining each Fund's net asset value.

INVESTMENT RESTRICTIONS THAT APPLY TO SCUDDER FIXED INCOME FUND:

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of Scudder Fixed Income Fund:

(1)      Acquire more than 10% of the voting securities of any one issuer.

(2)      Invest in companies for the purpose of exercising control.

(3) Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

(4) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and the Fund may enter into repurchase agreements.

(5) Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

(6) Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Fund, the Fund may invest in municipal securities or other obligations secured by real estate or interests therein.

(7) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

(8) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

(9) Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

(10) Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

(11) Purchase or retain securities of an issuer if an officer, trustee, partner or director of the Fund or any investment advisor of the Fund owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

(12) Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

(13) Write or purchase puts, calls, options or combinations thereof or invest in warrants, except that a Fund may purchase "put" bonds.

NONFUNDAMENTAL  INVESTMENT  RESTRICTIONS.  The Trust  may not,  on behalf of the
Fund:

(1) Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets. An illiquid security is a security that cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2) Purchase securities of other US-registered investment companies except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

Summary of Investment Practices

The following is a chart of the various types of securities and investment strategies employed by the Funds. Unless otherwise indicated, the Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. If a Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Funds. As a matter of non-fundamental operating policy, the Funds may be subject to additional restrictions. See the section entitled "Investment Restrictions."


--------------------------------------------------------------------------------------------------------------------
                                                                          Scudder
                                  Scudder Fixed        Scudder Short      High Income     Scudder Total Return
INVESTMENT PRACTICE                Income Fund         Duration Fund      Plus Fund       Bond Fund
--------------------------------------------------------------------------------------------------------------------

KEY TO TABLE:

|        Permitted without limit

o        Permitted without limit, but not expected to be used to a significant extent

X        Not permitted

20% Italic type (e.g.  20%)  represents  an  investment  limitation  as a percentage  of net fund assets;  does not indicate actual use
20% Roman type (e.g.  20%)  represents  an investment  limitation  as a percentage  of total fund assets;  does not indicate actual use
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES
--------------------------------------------------------------------------------------------------------------------
Common Stock                            X                    X                 20%                   20%
--------------------------------------------------------------------------------------------------------------------
Warrants                                X                    X                 20%                   20%
--------------------------------------------------------------------------------------------------------------------
Preferred Stock                         |                    o                  |                     |
--------------------------------------------------------------------------------------------------------------------
Convertible Securities                  |                    o                  |                     |
--------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
--------------------------------------------------------------------------------------------------------------------
Short-Term Instruments                  o                    |                  o                     o
--------------------------------------------------------------------------------------------------------------------
Obligations of Banks and
Other Financial Institutions            o                    |                  o                     o
--------------------------------------------------------------------------------------------------------------------
Certificates of Deposit and
Banker's Acceptances                    o                    |                  o                     o
--------------------------------------------------------------------------------------------------------------------
Commercial Paper                        o                    |                  o                     o
--------------------------------------------------------------------------------------------------------------------
Variable Rate Master Demand
Notes                                   o                    |                  o                     o
--------------------------------------------------------------------------------------------------------------------
US Government Securities                o                    |                  o                     o
--------------------------------------------------------------------------------------------------------------------
Custodial Receipts                      o                    o                  o                     o
--------------------------------------------------------------------------------------------------------------------
Zero Coupon Securities and
Deferred Interest Bonds                 |                    |                  |                     |
--------------------------------------------------------------------------------------------------------------------
Variable Rate Securities                |                    |                  |                     |
--------------------------------------------------------------------------------------------------------------------
Inverse Floating Rate
Securities                              o                    o                  o                     o
--------------------------------------------------------------------------------------------------------------------
Lower-Rated Debt Securities            5%                   5%                  |                    17%
--------------------------------------------------------------------------------------------------------------------
Put Bonds                               o                    o                  o                     o
--------------------------------------------------------------------------------------------------------------------
Bank Loans                              X                    X                  |                     X
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
--------------------------------------------------------------------------------------------------------------------
Municipal Notes                         o                    o                  o                     o
--------------------------------------------------------------------------------------------------------------------
Tax Anticipation Notes                  o                    o                  o                     o
--------------------------------------------------------------------------------------------------------------------
Revenue Anticipation Notes              o                    o                  o                     o
--------------------------------------------------------------------------------------------------------------------
Bond Anticipation Notes                 o                    o                  o                     o
--------------------------------------------------------------------------------------------------------------------


                                       7

--------------------------------------------------------------------------------------------------------------------
                                                                          Scudder
                                  Scudder Fixed        Scudder Short      High Income     Scudder Total Return
INVESTMENT PRACTICE                Income Fund         Duration Fund      Plus Fund       Bond Fund
--------------------------------------------------------------------------------------------------------------------

KEY TO TABLE:

|        Permitted without limit

o        Permitted without limit, but not expected to be used to a significant extent

X        Not permitted

20% Italic type (e.g.  20%)  represents  an  investment  limitation  as a percentage  of net fund assets;  does not indicate actual use
20% Roman type (e.g.  20%)  represents  an investment  limitation  as a percentage  of total fund assets;  does not indicate actual use
--------------------------------------------------------------------------------------------------------------------
Tax and Revenue Anticipation
Notes                                   o                    o                  o                     o
--------------------------------------------------------------------------------------------------------------------
Construction Loan Notes                 o                    o                  o                     o
--------------------------------------------------------------------------------------------------------------------
Miscellaneous, Temporary and
Anticipatory Instruments                o                    o                  o                     o
--------------------------------------------------------------------------------------------------------------------
Tax-Exempt Commercial Paper             o                    o                  o                     o
--------------------------------------------------------------------------------------------------------------------
Municipal Securities                    o                    o                  o                     o
--------------------------------------------------------------------------------------------------------------------
General Obligation Bonds                o                    o                  o                     o
--------------------------------------------------------------------------------------------------------------------
Revenue Bonds                           o                    o                  o                     o
--------------------------------------------------------------------------------------------------------------------
Private Activity Bonds                  o                    o                  o                     o
--------------------------------------------------------------------------------------------------------------------
Tender Option Bonds                     o                    o                  o                     o
--------------------------------------------------------------------------------------------------------------------

Municipal Leases,
Certificates of Participation
and Other Participation
Interests                              5%                   5%                  5%                   5%

--------------------------------------------------------------------------------------------------------------------
Pre-Refunded Securities                 o                    o                  o                     o
--------------------------------------------------------------------------------------------------------------------
Auction Rate Securities                 o                    o                  o                     o
--------------------------------------------------------------------------------------------------------------------
Pay-in-Kind Securities                  X                    X                  o                     o
--------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (OPTIONS)
--------------------------------------------------------------------------------------------------------------------
Options on Securities                   X                    X                  |                     |
--------------------------------------------------------------------------------------------------------------------
Options on Securities Indices           X                    X                  |                     |
--------------------------------------------------------------------------------------------------------------------
Options on Non-US Securities
Indices                                 X                    X                  |                     |
--------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
--------------------------------------------------------------------------------------------------------------------
Futures Contracts                       X                    X                  |                     |
--------------------------------------------------------------------------------------------------------------------
Futures Contracts on
Securities Indices                      X                    X                  |                     |
--------------------------------------------------------------------------------------------------------------------
Options on Futures Contracts
(including Contracts on
Securities Indices)                     X                    X                  |                     |
--------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
--------------------------------------------------------------------------------------------------------------------
Swap Agreement                          X                    X                  |                     X
--------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
--------------------------------------------------------------------------------------------------------------------
Hedging Strategies                      X                    X                  |                     |
--------------------------------------------------------------------------------------------------------------------



                                       8

--------------------------------------------------------------------------------------------------------------------
                                                                          Scudder
                                  Scudder Fixed        Scudder Short      High Income     Scudder Total Return
INVESTMENT PRACTICE                Income Fund         Duration Fund      Plus Fund       Bond Fund
--------------------------------------------------------------------------------------------------------------------

KEY TO TABLE:

|        Permitted without limit

o        Permitted without limit, but not expected to be used to a significant extent

X        Not permitted

20% Italic type (e.g.  20%)  represents  an  investment  limitation  as a percentage  of net fund assets;  does not indicate actual use
20% Roman type (e.g.  20%)  represents  an investment  limitation  as a percentage  of total fund assets;  does not indicate actual use
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------------------------------------------
Government Guaranteed                   |                    |                  |                     |
Mortgage-Backed Securities
--------------------------------------------------------------------------------------------------------------------
Ginnie Mae Certificates                 |                    |                  |                     |
--------------------------------------------------------------------------------------------------------------------
Fannie Mae Certificates                 |                    |                  |                     |
--------------------------------------------------------------------------------------------------------------------
Freddie Mac Certificates                |                    |                  |                     |
--------------------------------------------------------------------------------------------------------------------
Multi-Class Mortgage-Backed
Securities (CMOs and REMICs)            |                    |                  |                     |
--------------------------------------------------------------------------------------------------------------------
Private Issued Mortgage
-Backed Securities                      |                    |                  |                     |
--------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                 |                   40%                 |                     |
--------------------------------------------------------------------------------------------------------------------
SECURITIES OF NON-US ISSUERS
--------------------------------------------------------------------------------------------------------------------
Foreign Securities &                  25%^1                25%^1                |^2                 35%^1
Depository Receipts (ADRs,
EDRs, GDRs and IDRs)
--------------------------------------------------------------------------------------------------------------------
Foreign Corporate Debt
Securities                            25%^1                25%^1                |^2                 25%^2
--------------------------------------------------------------------------------------------------------------------
Foreign Government Debt
Securities                            25%^1                25%^1                |^2                 25%^2
--------------------------------------------------------------------------------------------------------------------
Investments in Emerging
Markets                                 X                    X                  |                    7%
--------------------------------------------------------------------------------------------------------------------
CURRENCY MANAGEMENT
--------------------------------------------------------------------------------------------------------------------
Currency Exchange Transactions          X                    X                  |                     |
--------------------------------------------------------------------------------------------------------------------
Currency Hedging Transactions           X                    X                  |                     |
--------------------------------------------------------------------------------------------------------------------
Forward Currency Exchange
Contracts                               X                    X                  |                     |
--------------------------------------------------------------------------------------------------------------------
Options on Foreign Currencies           X                    X                  |                     |
--------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------------------------------------------
Illiquid Securities                    15%                  15%                15%                   15%
--------------------------------------------------------------------------------------------------------------------
When-Issued and Delayed
Delivery Securities                     |                    |                  |                     |
--------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                   |                    |                  |                     |
--------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                   |                    |                  |                     |
--------------------------------------------------------------------------------------------------------------------



                                       9

--------------------------------------------------------------------------------------------------------------------
                                                                          Scudder
                                  Scudder Fixed        Scudder Short      High Income     Scudder Total Return
INVESTMENT PRACTICE                Income Fund         Duration Fund      Plus Fund       Bond Fund
--------------------------------------------------------------------------------------------------------------------

KEY TO TABLE:

|        Permitted without limit

o        Permitted without limit, but not expected to be used to a significant extent

X        Not permitted

20% Italic type (e.g.  20%)  represents  an  investment  limitation  as a percentage  of net fund assets;  does not indicate actual use
20% Roman type (e.g.  20%)  represents  an investment  limitation  as a percentage  of total fund assets;  does not indicate actual use
--------------------------------------------------------------------------------------------------------------------
Lending of Portfolio
Securities                              X                 33 1/3%            33 1/3%               33 1/3%
--------------------------------------------------------------------------------------------------------------------
Borrowing (including reverse
repurchase agreements)                 10%                33 1/3%            33 1/3%               33 1/3%
--------------------------------------------------------------------------------------------------------------------
Short Sales                             X                    o                  o                     o
--------------------------------------------------------------------------------------------------------------------
Other Investment Companies             10%                  10%                10%                   10%
--------------------------------------------------------------------------------------------------------------------

Temporary Defensive                   100%                 100%                100%                 100%
Investments

--------------------------------------------------------------------------------------------------------------------

^1        US dollar-denominated securities only.

^2        May be denominated in any currency.

Fixed Income Securities

General. Each Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to such a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Bank Loans. Scudder High Income Plus Fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's Investors Service, Inc. ("Moody's") and the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. The Fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation". When the Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis, if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Put Bonds. Each of the Funds may invest in "put" bonds, which are tax-exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Advisor intends to purchase only those "put" bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.


US Government Securities. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises ("US Government securities"). The full faith and credit of the US support some US Government securities, such as US Treasury bills, notes and bonds. Others, such as obligations issued or guaranteed by US Government agencies or instrumentalities, are supported either by (i) the full faith and credit of the US Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the US Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the US Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the US Government will provide financial support to US Government agencies or instrumentalities in the future.


Each of the Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program

("STRIPS") or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

Custodial Receipts. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see "US Government Securities" above) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."


Each of the Funds may acquire US Government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service (the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.


Zero Coupon Securities. STRIPS and custodial receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because a Fund must distribute the accreted amounts in order to qualify for favorable tax treatment, it may have to sell portfolio securities to generate cash to satisfy the applicable distribution requirements. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Variable and Floating Rate Instruments. Each of the Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund holding such an instrument can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by S&P, Moody's and certain other recognized rating organizations.


Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.


Lower Quality Debt Obligations "Junk-Bonds." Scudder High Income Plus Fund and Scudder Total Return Bond Fund may invest in below investment grade bonds, including securities in default (Scudder Short Duration Fund and Scudder Fixed Income Fund may only invest up to 5% of net assets in such securities). These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

Below investment grade bonds (junk bonds) will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality bonds is generally less liquid than the market for investment grade bonds. Therefore, the Advisor's judgment may at times play a greater role in valuing these securities than in the case of investment grade bonds, and it also may be more difficult under certain adverse market conditions to sell these lower quality securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.


As discussed above, subject to their respective investment limitations, each Fund may invest in high yielding fixed income securities that are rated lower than Baa by Moody's or BBB by Standard & Poor's and unrated securities determined to be of comparable quality. The values of these lower quality securities generally fluctuate more than those of higher quality securities. In addition, these securities involve a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The Advisor seeks to reduce these risks through investment analysis and attention to current developments in interest rates and economic conditions, but there can be no assurance that the Advisor will be successful in reducing the risks associated with investments in such securities. To the extent a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.


Scudder High Income Plus Fund and Scudder Total Return Bond Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. In addition, each Fund may invest in zero coupon bonds. Both of these types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxes" below.

The market value of fixed income securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline.


Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Scudder Cash Management QP Trust, or entities for the which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a fund's investment policies and restrictions.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.


Convertible And Preferred Securities. Subject to its investment objectives and policies, each Fund may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure, are consequently of higher quality, and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which each Fund may invest are subject to the same rating criteria and downgrade policy as the Fund's investments in fixed income securities.

Each Fund, subject to its investment objectives, may purchase preferred stock. Preferred stock is an equity security, but possesses certain attributes of debt securities and is generally considered a fixed income security. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stock generally entails less risk than common stocks. Upon liquidation, preferred stock is entitled to a specified liquidation preference, which is generally the same as the par or stated value, and is senior in right of payment to common stock. However, preferred stock is an equity security in that it does not represent a liability of the issuer and therefore does not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stock is subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Warrants. The Scudder High Income Plus Fund and Scudder Total Return Bond Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.


Municipal Securities. The Funds may, to a limited extent, invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the US (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).


Municipal  securities  are  often  issued to obtain  funds  for  various  public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include "private activity" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations. " General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

One or a small number of institutional investors such as a Fund may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable.

The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, because of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

Municipal Leases, Certificates of Participation and other Participation Interests. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of `non-appropriation' clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Funds' respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Advisor, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such Fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund. No Fund may invest more than 5% of its net assets in municipal leases.

Each of the Funds may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund's participation interest in the underlying municipal security, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

Private Activity and Industrial Development Bonds. Each of the Funds may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Pre-Refunded Municipal Securities. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Advisor, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate. Each Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Advisor, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel's opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities. Auction rate securities in which the Funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").

A Fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies.

Private Activity Bonds. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Fund (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.

Mortgage-Backed and Asset-Backed Securities

General. Each Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of US Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In
addition,   there  is  the  possibility  that,  in  some  cases,  recoveries  on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments.


Mortgage-Backed. Each of the Funds may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Fund may invest in mortgage-backed securities issued or guaranteed by US Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the US Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the US Government but are considered to be of high quality since they are considered to be instrumentalities of the US. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.


Each Fund may invest in mortgage-backed securities issued by non-governmental entities including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by US Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including "regular" interests and "residual" interests. The Funds do not intend to acquire residual interests in REMICs, due to certain disadvantages for regulated investment companies that acquire such interests. Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Advisor, is three years or less at the time of purchase of the security by a Fund. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Advisor will monitor the average life of the portfolio securities of each Fund with a portfolio maturity policy and make needed adjustments to comply with such Funds' policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Advisor will be the actual average life of such securities.

The Scudder Total Return Bond Fund, Scudder Fixed Income Fund and Scudder Short Duration Fund may at times, invest a significant percentage of their assets in CMOs.

Asset-Backed Securities. Each Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset-backed securities may be considered derivative instruments. The Scudder Short Duration Fund may, at times, invest a significant percentage of its assets in asset-backed securities.

Securities of Foreign Issuers


Foreign Securities. Subject to their respective investment objectives and policies, each of the Funds may invest in securities of foreign issuers and supranational entities. While the non-US investments of Scudder High Income Plus Fund and Scudder Total Return Bond Fund may be denominated in any currency, the investments of Scudder Fixed Income Fund and Scudder Short Duration Fund in foreign securities may be denominated only in the US dollar. Foreign securities may offer investment opportunities not available in the US, but such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also, in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices differ and there may be difficulty in enforcing legal rights outside the US. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the US, which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities.


If the Advisor increases Scudder High Income Plus Fund's or Scudder Total Return Bond Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Advisor's currency management may result in increased losses to a Fund. If the Advisor hedges a Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation.

Foreign Government Securities. The foreign government securities in which each of the Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Each of the Funds may invest in foreign government securities in the form of American

Depository Receipts. Foreign government securities also include debt securities of supranational entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.


Investment in Emerging Markets. The Scudder High Income Plus Fund and Scudder Total Return Bond Fund may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized, or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make a Fund's investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and may be difficult as a result to assess the value or prospects of an investment in those countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.

Equity and Equity Related Securities. The Funds may invest in common stock and preferred stock and, in addition, the Scudder High Income Plus Fund and the Scudder Total Return Bond Fund may invest in warrants, purchased call options and other rights to acquire stock. The market value of an equity security will increase or decrease depending on market conditions. This affects the value of the shares of a Fund, and the value of your investment.


Currency Management Techniques. The instruments involved in currency-related transactions may be considered derivative instruments. The Scudder High Income Plus Fund and Scudder Total Return Bond Fund may each enter into currency-related transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, a Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

Forward Foreign Currency Exchange Contracts. The Scudder High Income Plus Fund and Scudder Total Return Bond Fund may each exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. A Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. A Fund also may enter into forward foreign currency exchange contracts ("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to a Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

A Fund may use forward currency transactions in an attempt to hedge against losses, or where possible, to add to investment returns. For the purposes of hedging, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause a Fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

The Fund or the Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although forward currency contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward currency contracts may be restricted. In addition, a particular forward currency contract and assets used to cover such contract may be illiquid.

The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Options on Securities, Securities Indices and Foreign Currencies

General. The Scudder High Income Plus Fund and Scudder Total Return Bond Fund may write covered put and call options and purchase put and call options. Such options may relate to particular securities, to various stock indices, or to currencies. The Funds may write call and put options which are issued by the Options Clearing Corporation (the "OCC") or which are traded on US and non-US exchanges and over-the-counter. These instruments may be considered derivative instruments.

Written Options. The Scudder High Income Plus Fund and Scudder Total Return Bond Fund may write (sell) covered put and call options on securities and enter into related closing transactions. The Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by the Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

Purchased Options. The Scudder High Income Plus Fund and Scudder Total Return Bond Fund may also purchase put and call options on securities. A put option entitles a Fund to sell, and a call option entitles a Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

A Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

A Fund may purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter. A Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. Over-the-counter options also involve the risk that a counterparty will fail to meet its obligation under the option.

Other Considerations. The Funds will engage in over-the-counter ("OTC") options only with broker-dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer may fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

When the Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a US or non-US securities exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The risks described above also apply to options on futures, which are discussed below.

Futures Contracts and Related Options


General. When deemed advisable by the Advisor, Scudder High Income Plus Fund and Scudder Total Return Bond Fund may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Funds may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. The Funds may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Funds to segregate cash or liquid securities with a value equal to the amount of a Fund's obligations.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

When interest rates are rising or securities prices are falling, the Funds can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Funds, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the Funds proposes to acquire. The Funds may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of a Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Funds may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular cash securities, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Funds the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

A Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Scudder High Income Plus Fund and Scudder Total Return Bond Fund may enter are currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will  usually  enter  into swaps on a net basis,  i.e.,  the two  payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Other Considerations. The Scudder High Income Plus Fund and Scudder Total Return Bond Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. A Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by a Fund or securities or instruments which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are denominated) that a Fund intends to purchase. As evidence of this hedging intent, a Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), a Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to compliance with the bona fide hedging definition, a CFTC regulation now permits a Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company. See "Taxes."

A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom a Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating a Fund to purchase securities, require a Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of a Fund's underlying securities. A Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the Commission, each Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

Except as set forth above under "Futures Contracts and Options on Futures Contracts", there is no limit on the percentage of the assets of Scudder High Income Plus Fund that may be at risk with respect to futures contracts and related options. The Fund may not invest more than 25% of its total assets in purchased protective put options. The Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" below. Options, futures contracts and options on futures contracts are derivative instruments.

Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Advisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

"When-Issued" Purchases and Forward Commitments (Delayed Delivery). Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Advisor, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain would be taxable to shareholders.

When a Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of a Fund's net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets. When a Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

Borrowing. Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To the extent a Fund borrows money, positive or negative performance by the Fund's investments may be magnified. Any gain in the value, or income earned on the holding, of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased, or cost in excess of income earned, would cause the net asset value of the Fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased or from income received as a holder of those securities. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

Lending Portfolio Securities. Each Fund, other than the Scudder Fixed Income Fund, may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made by a Fund, may not exceed 33 1/3% of the value of the Fund's total assets. A Fund's loans of securities will be collateralized by cash, cash equivalents or US Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, a Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when US Government securities are used as collateral. A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and
(vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

Diversification. Each Fund, other than Scudder Total Return Bond Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" above and "Taxes" below.

Concentration of Investments. As a matter of fundamental policy, no Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US Government securities).

Mortgage Dollar Rolls. Each of the Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

Restricted Securities. Each of the Funds may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933. Although Rule 144A Securities have not been registered under the Securities Act, they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Securities. The Fund's Board of Trustees has established guidelines and procedures for the Advisor to utilize to determine the liquidity of such securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Other Investment Companies. Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, a Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, each of the Funds may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Commercial Paper. Commercial paper is a short-term, unsecured negotiable promissory note of a US or non-US issuer. Each of the Funds may purchase commercial paper. Each Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Fund and an issuer, and are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Fixed Income Securities -- Variable and Floating Rate Instruments."

Bank Obligations. Each Fund's investments in money market instruments may include certificates of deposit, time deposits and bankers' acceptances.
Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

US commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). US banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, US branches of US banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. US savings and loan associations, the CDs of which may be purchased by the Funds, are supervised and subject to examination by the Office of Thrift Supervision. US savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the US Government.

                        MANAGEMENT OF THE TRUST AND FUNDS

Code of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the Funds to invest in securities for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Trust's Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Funds in the same security. The Trust's Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Funds' advisor and its affiliates (including each Fund's Distributor, Scudder Distributors, Inc. ("SDI")) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act ("Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Funds for their own accounts, subject to compliance with the Consolidated Code's preclearance and other requirements. Among other things, the Consolidated Code provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Funds in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Portfolio Turnover. A Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. A Fund may sell securities held for a short time in order to take advantage of what the Advisor believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

The following table sets forth the portfolio turnover rates for each Fund during the periods indicated:


                                                     For the Fiscal Year Ended
                                                     -------------------------
                                                      2003                2002
                                                      ----                ----

Scudder Fixed Income Fund                            290%                152%

                                                     For the Fiscal Year Ended
                                                     -------------------------
                                                      2003                2002
                                                      ----                ----

Scudder Short Duration Fund                          322%                211%

Scudder High Income Plus Fund                        143%                132%

Scudder Total Return Bond Fund*                      None                None

* Scudder Total Return Bond Fund was not in operation during any of the indicated periods and, accordingly, did not have any portfolio turnover during such periods.

Administrator. Deutsche Asset Management, Inc. (the "Administrator"), 345 Park Avenue, New York, New York 10154, serves as the Trust's administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for each Fund, including the computation of each Fund's net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rates of the aggregate average daily net assets of each Fund: 0.12%. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Previously, these fees were charged directly to each Fund. Net Fund Operating Expenses will remain unchanged since the Advisor has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each Fund to the specified percentage of the Fund's net assets as described in the Expense Information tables in the Prospectus.

The following table sets forth the net administration fees that each Fund paid the Administrator during the periods indicated:

                                                                 For the Fiscal Year Ended
                                                                 -------------------------
                                                  2001                     2002                     2003
                                                  ----                     ----                     ----
Scudder Fixed Income Fund                       $985,268                  $989,459               $1,293,043

Scudder Short Duration Fund                      $40,243                   $56,515                 $172,380

Scudder High Income Plus Fund                   $359,280                  $420,964                 $458,342

Scudder Total Return Bond Fund*                   None                     None                     None

* Scudder Total Return Bond Fund was not in operation during any of the indicated periods and, accordingly, did not pay any fees during such periods.

The Administration Agreement provides that the Administrator will not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Expenses of the Trust. The expenses borne by each Fund include: (i) fees and expenses of any investment advisor and any administrator of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Fund; (viii) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Advisor; (x) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.

Transfer Agent. Scudder Investments Service Company (the "Transfer Agent" or "SISC"), has been retained to act as transfer and dividend disbursing agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of each Fund.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

Distributor. The Trust, on behalf of each Fund, has entered into a distribution agreement (the "Distribution Agreement") pursuant to which Scudder Distributors, Inc., (the "Distributor" or "SDI"), as agent, serves as principal underwriter for the continuous offering of shares of each Fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Certain classes of each Fund are not subject to sales loads or distribution fees. The Advisor, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of these particular classes of each Fund.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of such parties. The Distribution Agreement was most recently approved on June 6, 2002 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of any such parties. The Distribution Agreement is terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.

Class A, B, C and R Shares Only. In addition, with respect to Class A, B, C and R Shares of Scudder Fixed Income Fund and Class A, B and C shares of Scudder Short Duration Fund, these classes may enter into shareholder servicing agreements with certain financial institutions to act as shareholder servicing agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Scudder Short Duration Fund and Scudder Fixed Income Fund may also enter into shareholder servicing agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or shareholder servicing agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the shareholder servicing agents in connection with the shareholder servicing agreements, the Trust may be required to alter materially or discontinue its arrangements with the shareholder servicing agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this SAI in conjunction with any such institution's fee schedule.


As compensation for providing distribution and shareholder services as described above for the Class A shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A shares. With respect to the Class A shares, the Distributor expects to allocate up to all of its fee to participating dealers and shareholder servicing agents. As compensation for providing distribution and shareholder services as described above for the Class B and C shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of the respective average daily net assets attributable to such class. In addition, with respect to the Class B and C shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. As compensation for providing distribution and shareholder services as described above for the Class R shares, the Distributor receives an annual fee, paid monthly, equal to 0.50% of the average daily net assets of the Class R shares. (See the Prospectus.) For the fiscal year ended October 31, 2003, the Funds paid shareholder servicing and distribution fees as follows:


                                                                                     Shareholder
                                                                                     -----------
Fund And Class                                               Distribution Fee       Servicing Fee         CDSC Fees Paid
--------------                                               ----------------       -------------         --------------
Scudder Fixed Income Fund - Class A                            $265,120                      NA                 $5,327
Scudder Fixed Income Fund - Class B                            $240,103                 $59,763                $70,950
Scudder Fixed Income Fund - Class C                            $290,587                 $96,818                $28,031
Scudder Fixed Income Fund - Class R                                  $2                      $2                     NA
Scudder Fixed Income Fund - Investment Class                         NA                $213,496                     NA

Scudder Short Duration Fund - Class A*                          $56,461                      NA                   $531
Scudder Short Duration Fund - Class B*                          $19,423                  $6,475                 $7,164
Scudder Short Duration Fund - Class C*                          $75,345                 $25,118                 $6,554

Scudder High Income Plus Fund - Investment Class                     NA                 $11,371                     NA

* For the period February 28, 2003 (commencement of sales of Class A, B and C shares) to October 31, 2003.

Scudder High Income Plus Fund did not offer Class A, Class B, Class C or Class R shares during this period and therefore, has no fees to report for those classes. Scudder Total Return Bond Fund did not offer shares of any class during this period and therefore does not have any fees to report.


Scudder Fixed Income Fund Class A, B and C shares were offered for the first time with their Prospectus dated June 28, 2002. Scudder Fixed Income Fund Class R shares were offered for the first time with its Prospectus dated October 1, 2003. Scudder Short Duration Fund Class A, B and C shares were offered for the first time with their prospectus dated February 28, 2003.

Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by their shareholders. High Income Plus Fund and Fixed Income Fund have adopted plans of distribution for their Class A, B, C and R Shares (the "Plans"). Under each plan, each Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to participating dealers and shareholder servicing agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Funds and their shareholders. The Plans will be renewed only if the Board of Trustees makes a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the applicable Fund. The Plans may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the Fund's outstanding shares.

During the continuance of the Plans, the Trustees will be provided for its review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to participating dealers pursuant to any sub-distribution agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A or Class R Shares is less than 0.25% of the Class A
Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plans do not provide for any charges to High Income Plus Fund or Fixed Income Fund for excess amounts expended by the Distributor and, if any of the Plans is terminated in accordance with its terms, the obligation of the respective Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, the Distributor pays the distribution-related expenses of each Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.


During the fiscal year ended October 31, 2003, the Distributor received commissions on the sale of Scudder Fixed Income Fund and Scudder Short Duration Funds' Class A and Class C shares as follows:

Fund Name and Class                         Fees Paid
-------------------                         ---------

Scudder Fixed Income Fund - Class A         $930,437
Scudder Fixed Income Fund - Class C         $302,709

Scudder Short Duration Fund - Class A       $173,467
Scudder Short Duration Fund - Class C       $190,722

Scudder Total Return Bond Fund did not offer any class of shares during this period and therefore has no fees to report. Scudder High Income Plus Fund did not offer Class A or Class C shares during this period.


Custodian. Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian
(i) maintains separate accounts in the name of a Fund, (ii) holds and transfers portfolio securities on account of a Fund, (iii) accepts receipts and makes disbursements of money on behalf of a Fund, (iv) collects and receives all income and other payments and distributions on account of a Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning a Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of a Fund.

Effective April 4, 2003 the Scudder Fixed Income Fund, Scudder Short Duration Fund and Scudder High Income Fund's Custodian is State Street Bank and Trust Company ("SSB"). The Board of Trustees approved changing the Fund's Custodian at Board Meetings held on February 24, 2003 and March 27, 2003. State Street Bank and Trust Company's offices are located at One Heritage Drive -- JPB/2N, North Quincy, MA 02171.

Service Plan (B, C and Investment Class Shares Only). Each Fund has adopted a service plan (the "Service Plan") with respect to its B, C and Investment Class shares which authorizes it to compensate service organizations whose customers invest in B, C and Investment shares of the Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Service Plans, a Fund may enter into agreements with service organizations ("Service Agreements"). Under such Service Agreements or otherwise, the service organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Service Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Service Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and (xi) providing prospectuses, proxy materials and other documents of the Fund to participants as may be required by law.

As compensation for such services, each service organization of a Fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund's Investment shares attributable to customers of such service organization. Service organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of services performed by and fees paid to each service organization under the Service Agreements and Service Plans.

Pursuant to the Service Plans, Investment Class shares of a Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the same Fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA") may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment shares of the Fund. Service Organizations that are subject to the jurisdiction of the Commission, the Department of Labor or state securities commissions are urged to consult their own legal advisors before investing fiduciary assets in Investment shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of an ERISA plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the ERISA plan for which the ERISA plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of

ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

Portfolio Transactions. Subject to the general supervision of the Board of Trustees, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund. In executing portfolio transactions, the Advisor seeks to obtain the best net results for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. The Advisor may also consider, in placing orders for the Funds with a broker-dealer, sales of a Fund's shares, or sales of the shares of any Funds that are managed by the Advisor or its affiliates, as a factor in the selection of a broker-dealer to execute portfolio transactions, subject to seeking best execution. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, a Fund employs brokers, generally at fixed commission rates. Commissions on transactions on US securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, a Fund deals with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Funds normally will be traded in the over-the-counter market on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in
over-the-counter   transactions   conducted  on  an  agency  basis  involving  a
commission.

Pursuant to the Fund's management contracts, the Advisor selects broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934. In assessing the terms available for any transaction, the Advisor considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the management contracts authorize the Advisor, subject to the periodic review of the Trust's Board of Trustees, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to a Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by a Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to a Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

For the fiscal years ended October 31, 2003, 2002 and 2001, the Advisor did not pay brokerage commissions on behalf of the Funds for research services.

Investment decisions for a Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Board of Trustees and subject to the general policies of a Fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a Fund to an affiliated broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

A transaction would not be placed with an affiliated broker if a Fund would have to pay a commission rate less favorable than its contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which it acts as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not "interested persons" of a Fund or the Advisor, not to be comparable to a Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, exceptions may be made. Since the Advisor, as investment advisor to a Fund, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. A Fund will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a Fund placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more Funds or customers on the same day, each Fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of a Fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

Affiliated Brokers do not knowingly participate in commissions paid by a Fund to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.


For the fiscal years ended October 31, 2001 and 2000, the Funds did not pay brokerage commissions. For the fiscal year ended October 31, 2002, and October 31, 2003 the Trust, which includes the Funds, paid $2,243,000 and $3,069,000 respectively in brokerage commissions. Total Return Bond Fund was not in operation during any of the indicated periods, and, accordingly, paid no brokerage commissions during such periods.

Each Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2003 the Funds held the following securities of their regular brokers or dealers:

Scudder Fixed Income Fund:
                                                                            Value of Securities Owned as of
Name of Regular Broker or Dealer or Parent (Issuer)                                 October 31, 2003
---------------------------------------------------                                 ----------------
CitiGroup, Inc.                                                                         $7,952,000

                                       38

Scudder Short Duration Fund:
                                                                            Value of Securities Owned as of
Name of Regular Broker or Dealer or Parent (Issuer)                                 October 31, 2003
---------------------------------------------------                                 ----------------

PNC Funding Corp.                                                                         $185,000

Scudder High Income Plus Fund:
                                                                            Value of Securities Owned as of
Name of Regular Broker or Dealer or Parent (Issuer)                                 October 31, 2003
---------------------------------------------------                                 ----------------

Americredit Corp.                                                                       $2,580,000
LaBranche & Co., Inc.                                                                     $994,000


                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.


A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries would submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.


Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell (Not applicable to Class R shares). QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. A Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.


Fees generally charged to IRA accounts will be charged to accounts of Deutsche or Scudder employees and directors.


Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission. Furthermore, SDI may, from time to time, pay or allow to firms a 0.25% commission on the amount of Class R shares of Scudder Fixed Income Fund sold.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. Scudder Distributors, Inc. ("SDI") may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

          Compensation Schedule #1(1)               Compensation Schedule #2(2)       Compensation Schedule #3(2)(3)
          ------------------------                  ------------------------          ------------------------
                                       As a                              As a                                As a
                                  Percentage of                      Percentage of                        Percentage
            Amount of                  Net       Amount of Shares         Net           Amount of           of Net
           Shares Sold             Asset Value          Sold          Asset Value      Shares Sold       Asset Value
           -----------             -----------          ----          -----------      -----------       -----------
$1 million to $5 million              1.00%      Under $15 million       0.75%      Over $15 million    0.25% - 0.50%
Over $5 million to $50 million        0.50%             --                --               --                --
Over $50 million                      0.25%             --                --               --                --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to in the prospectus.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. Plans whose assets grow beyond $15 million will convert to Compensation Schedule 3 after being re-underwritten. When a plan's assets grow to exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting its Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff the number of non-Scudder funds the plan chooses and the per participant record keeping fee, can increase the fee paid up to 0.50%.

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser," which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.


Scudder Fixed Income Fund and Scudder
High Income Plus Fund                     Sales Charge

                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price^1     Net Asset Value^2        Offering Price
------------------                           ---------------      ---------------          --------------
Less than $100,000                                4.50%                4.71%                   4.00%
$100,000 but less than $250,000                   3.50                 3.63                    3.00
$250,000 but less than $500,000                   2.60                 2.67                    2.25
$500,000 but less than $1 million                 2.00                 2.04                    1.75
$1 million and over                                .00^3                .00^3                   .00^4


Scudder Short Duration Fund               Sales Charge
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price^1     Net Asset Value^2        Offering Price
------------------                           ---------------      ---------------          --------------

Less than $100,000                                2.75%                2.83%                   2.25%
$100,000 but less than $250,000                   2.50%                2.56%                   2.00%
$250,000 but less than $500,000                   2.00%                2.04%                   1.75%
$500,000 but less than $1 million                 1.50%                1.52%                   1.25%
$1 million and over                                .00^3                .00^3                   .00^4


1        The Offering Price Includes the sales charge.

2        Rounded to the nearest one-hundredth percent.

3 Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

4        Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)      a current or former director or trustee of Deutsche or Scudder Funds;

(b) an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of a fund;

(c) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of a fund, for themselves or their spouses or dependent children;

(d) certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(e) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(f) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(g) persons who purchase shares of a fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(h) selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(i) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(j) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a fund;

(k) (1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans"), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees; (2) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided that the amount invested in Class A shares of a fund or other Scudder Funds totals at least $1,000,000, including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below (collectively, the "Large Order NAV Purchase Privilege"); or (3) if you are investing $1 million or more, either as a lump sum or through the Large Order NAV Purchase Privilege (if no other net asset value purchase privilege applies); and

(l) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Combined Purchases. A Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial advisor. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the Flex subaccount recordkeeping system.

The following provisions apply to the sale of Class A, Class B and Class C Shares to Flex Plans. Class B Shares will not be sold to Flex Plans established on the Flex subaccount recordkeeping system after October 1, 2003. Orders for Class B Shares or Class C Shares for Flex Plans (not including plans under Code
Section 403 (b)(7) sponsored by a K-12 school district) established on the Flex subaccount recordkeeping system prior to October 1, 2002 will be invested instead in Class A Shares at net asset value when the combined subaccount value in a Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described below. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B Shares or Class C Shares until October 1, 2005. Flex Plans set-up on the Flex subaccount recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan's eligible assets reach $1 million. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A Shares.


Class C Purchases. Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the fund's currently effective prospectus. The up-front sales charge does not apply to reinvested dividends or distributions.

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

o Additional purchases of Class C shares made in an existing account and in the same fund(s) by existing Class C shareowners as of January 31, 2003;

o Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

o Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the Advisor and/or SDI;

o Purchases of Class C shares through certain retirement plans which have entered into an agreement with the Advisor and/or SDI; and

o Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the Advisor and/or SDI.

Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible for a sales charge waiver.

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled "Buying and Selling Shares" in the relevant Fund's prospectuses. The following supplements that information. The following supplements that information. The minimum initial investment for
Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum amounts may be changed at any time in management's discretion.

Investors may invest in Institutional Class shares by setting up an account directly with a Fund's transfer agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's transfer agent should submit purchase and redemption orders as described in the Prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B and C shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by Scudder Investments Service Company. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your financial representative or call Scudder Investments Service Company at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Purchase of Institutional, Investment, and Premier Class Shares. Information on how to buy shares is set forth in the section entitled `Buying and Selling Shares' in the relevant Fund's prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. The minimum initial investment for the Premier Class shares is $5,000,000, and the minimum subsequent investment is $1,000,000. These minimum amounts may be changed at any time in management's discretion. There are no minimum investments for Class R shares. Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25% distribution fee and 0.25% shareholder servicing fee).

                                         Annual 12b-1
                                    Distribution Fees (as
                                    a % of average daily
                  Sales Charge           net assets)          Other Information
                  ------------           -----------          -----------------

Investment            None                 0.25%                 Not applicable
Class

In order to make an initial investment in Investment Class shares of the Fund, an investor must establish an account with a service organization. Investors may invest in Premier and Institutional Class shares by setting up an account directly with each Fund's Transfer Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's Transfer Agent should submit purchase and redemption orders as described in the prospectus. Investors may invest in Class R through certain retirement and other plans. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Premier, Institutional, Investment Class and Class R shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A and Class C shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSCs may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2004 will be eligible for the second year's charge if redeemed on or after March 1, 2005. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under a Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in the Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(i) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege),
         (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in a Fund), (3) in connection with distributions qualifying under the hardship provisions of the Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. -- Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. -- Treasury Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. -- Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the
Advisor's judgment, the exchange activity may have an adverse effect on the Fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan (Not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Investment Class Shares. Shareholders of each Fund's Investment Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Institutional Class Shares. Shareholders of each Fund's Institutional Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Premier Class Shares. Shareholders of each Fund's Premier Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Dividends and Distributions

Each Fund intends to accrue daily and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in December. Although the Funds do not have a policy of maintaining a stable dividend, the Funds typically seek to avoid month-to-month fluctuations in the dividend. As a result, there is a risk that a Fund's dividends in a year may exceed its taxable income, which would result in a return of capital to shareholders.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income (including short-term capital gain) distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.       To receive income dividends and capital gain distributions in cash.

Dividends and distributions will be reinvested in Shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends and distributions of a Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. A Fund will reinvest dividend and distribution checks (and future dividends and distributions) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Dividends of investment company taxable income and distributions of net realized capital gains are taxable, whether made in shares or cash.

Each dividend distribution is accompanied by a brief explanation of the form and character of the dividend or distribution. The characterization of dividends and distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all dividends and distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend and distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional dividends of net investment income or distributions of capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                 NET ASSET VALUE


The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a fund because of higher expenses borne by these classes.


An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its Nasdaq Official Closing Price ("NOCP") on Nasdaq or its most recent sale price on such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.


An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price, if applicable, as of the Value Time on such exchange. The closing settlement time for valuing certain futures contracts (and options thereon), such as S&P 500 and Nasdaq 100 contracts, is normally the close of trading on the futures exchange for those contracts, which is shortly after 4:00 p.m. Foreign currency forward contracts shall be valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate on the Value Date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                                      TAXES


The  following  is  a  summary  of  certain   material  US  federal  income  tax
considerations regarding the purchase, ownership and disposition of shares in the Funds. It is not intended as a complete discussion of all of the potential federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change, possibly with retroactive effect.

Taxation of the Funds and Their Investments


Each Fund will be treated as a separate taxpayer for US federal income tax purposes. Each Fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, each Fund must meet certainrequirements regarding the source of its income, the diversification of its assets and the distribution of its income. For example, each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, US government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than US government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Under the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year.


As a regulated investment company, each Fund will not be subject to US federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. A Fund will be subject to income tax at regular corporate rates on any taxable income or gain that it doe not distribute. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains, and therefore do not anticipate incurring federal income tax liability.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Trust anticipates that the Funds will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.


If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. However, such dividends would be eligible for the dividends received deduction for corporations in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

A Fund's investment in so-called "OID bonds" and "market discount bonds" will be subject to special tax rules. An OID bond is a security that is issued at a discount from its face value (e.g., zero coupon securities). A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it also an OID bond). If a Fund invests in an OID bond it will be required to accrue in income each year for federal income tax purpose a portion of the difference between the issue price and the face value of the OID bond (the "original issue discount" or "OID"), even though the Fund will not receive corresponding cash interest payments with respect to such OID bond. This original issue discount is imputed income that will comprise a part of the Fund's investment company taxable income, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund level. If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.


A Fund's  transactions in foreign  currencies,  forward  contracts,  options and
futures   contracts   (including   options  and  futures  contracts  on  foreign
currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund's investment in so called "section 1256 contracts," such as regulated futures contracts, most forward currency contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Every shareholder of a Fund will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions.


Foreign Investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries will vary.


If a Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), each Fund may make an election pursuant to which certain foreign taxes paid by a Fund would be treated as having been paid directly by shareholders of the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of each Fund's shareholders, and such Fund's shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund's shareholder will be notified after the close of each Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the amount which represents income derived from sources within each such country.

The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a Fund on the sale of foreign securities will be treated as US source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Investment in Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.


If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing Fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing Fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.


Taxation of US Shareholders


Dividends and Distributions


Each Fund intends to distribute substantially all of its net income and capital gains, if any, to shareholders each year. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. Each Fund's dividends and capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November or December and paid in January are taxable on December 31.

If a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for US federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.


Distributions of net realized long-term capital gains, if any, that the Funds designate as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Funds. All other dividends of the Funds (including dividends from short-term capital gains) from current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.


Special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by a fund after December 31, 2002 from US corporations and qualifying foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust ("REIT") or another regulated investment company ("RIC") generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

The Funds do not expect that a significant portion of their respective dividends will be eligible for treatment as qualified dividend income.


We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the "extraordinary dividend" was paid, then the loss will be long-term capital loss to the extent of such "extraordinary dividend." An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for US federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings. and shareholders may receive dividends in an earlier year than would otherwise be the case.




Sale of Shares



Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of snares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

The sale or other disposition of shares of a Fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax.


Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

Backup Withholding


A  Fund  may  be  required  to  withhold  US  federal   income  tax  on  taxable
distributions and redemption proceeds payable to shareholders who fail to provide each Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.

Foreign Shareholders


A foreign shareholder is a shareholder that, for US federal income tax purposes, is not a US citizen or resident or a US corporation, partnership, estate or trust. Dividends (other than capital gains dividends and exempt-interest dividends) distributed to a foreign shareholder whose ownership of Fund shares is not "effectively connected" with a US trade or business carried on by such foreign shareholder generally will be subject to a US federal withholding tax of 30% unless such rate is reduced by an applicable tax treaty. However, if a foreign shareholder's ownership of Fund shares is "effectively connected" with a US trade or business carried on by such foreign shareholder, then none of the dividends distributed to that shareholder will be subject to such withholding and all of such dividends (other than exempt-interest dividends) will instead be subject to US federal income tax on a net-income basis at the rates that are applicable to US citizens or domestic corporations, as the case may be. Foreign shareholders that are treated as corporations for US federal income tax purposes also may be subject to the 30% federal branch profits tax.

Capital gains realized by foreign shareholders on the sale of Fund shares and capital gain distributions to foreign shareholders generally will not be subject to US federal income or withholding tax if the shareholder furnishes each Fund with a certificate regarding the shareholder's foreign status unless the foreign shareholder is a nonresident alien individual who is physically present in the US for more than 182 days during the taxable year and meets certain other conditions.


Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor either Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Each Fund's shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

                              TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Funds are managed by the Board of Trustees. The Board approves all significant agreements between the Trust/Funds and persons or companies furnishing services to the Trust/Funds, including the Trust/Funds agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Trust/Funds affairs and for exercising the Trust/Funds powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Funds' Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Funds (as defined in the 1940 Act) (an "Independent Trustee"). Information for each Non-Independent Trustee ("Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Funds' advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Trust's operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with the Funds and the Trust.

Independent Trustees

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                   Number of Funds
Fund and Length of Time    Business Experience and Directorships                                    in the Fund
Served^1,^2                During the Past 5 Years                                                  Complex Overseen
--------------------------------------------------------------------------------------------------------------------

Richard R. Burt            Chairman, Diligence LLC (international information-collection and               68
2/3/47                     risk-management firm (September 2002-present); Chairman, IEP Advisors,
Trustee since 2002         Inc. (July 1998 to present); Chairman of the Board, Weirton Steel
                           Corporation3 (April 1996 to present); Member of the Board, Hollinger
                           International, Inc.3 (publishing) (September 1995 to present), HCL
                           Technologies Limited (information technology) (April 1999 to present),
                           UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.3 International Advisory Council (July
                           1996 to present). Formerly, Partner, McKinsey & Company (consulting)
                           (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks
                           (START) with former Soviet Union and US Ambassador to the Federal
                           Republic of Germany (1985-1991); Member of the Board, Homestake Mining3
                           (mining and exploration) (1998-February 2001), Archer Daniels Midland
                           Company3 (agribusiness operations) (October 1996-June 2001) and Anchor
                           Gaming (gaming software and equipment) (March 1999 -December 2001).

--------------------------------------------------------------------------------------------------------------------
S. Leland Dill             Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix             66
3/28/30                    Euclid Market Neutral Funds (since May 1998) (registered investment
Trustee since 2002         companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick
                           (June 1956-June 1986); Director, Vintners International Company Inc.
                           (wine vintner) (June 1989-May 1992), Coutts (USA) International (January
                           1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New           66
7/15/37                    York University (since September 1964); Trustee, CREF (pension fund)
Trustee since 2002         (since January 2000); Director, Japan Equity Fund, Inc. (since January
                           1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund,
                           Inc. (since January 2000) (registered investment companies). Formerly,
                           Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G.
                           Cowen Mutual Funds (January 1985- January 2001).
--------------------------------------------------------------------------------------------------------------------



                                       60

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                   Number of Funds
Fund and Length of Time    Business Experience and Directorships                                    in the Fund
Served^1,^2                During the Past 5 Years                                                  Complex Overseen
--------------------------------------------------------------------------------------------------------------------

Joseph R. Hardiman         Private Equity Investor (January 1997 to present); Director, Corvis             66
5/27/37                    Corporation3 (optical networking equipment) (July 2000 to present),
Trustee since 2002         Brown Investment Advisory & Trust Company (investment advisor) (February
                           2001 to present), The Nevis Fund (registered investment company) (July
                           1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present).  Formerly, Director, Soundview
                           Technology Group Inc. (investment banking) (July 1998 to January 2004)
                           and Director, Circon Corp.3 (medical instruments) (November 1998-January
                           1999); President and Chief Executive Officer, The National Association
                           of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc.
                           (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated
                           (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex.
                           Brown & Sons Incorporated (now Deutsche Bank Securities Inc.)
                           (1976-1985).

--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance           66
2/18/46                    Department, The Wharton School, University of Pennsylvania (since July
Trustee since 2002         1972); Director, Lauder Institute of International Management Studies
                           (since July 2000); Co-Director, Wharton Financial Institutions Center
                           (since July 2000). Formerly, Vice Dean and Director, Wharton
                           Undergraduate Division (July 1995-June 2000).
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate) (since         66
1/31/33                    1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer
Trustee since 1993         (since 1985) and Trustee of 18 open-end mutual funds managed by Sun
                           Capital Advisers, Inc. (since 1998).
--------------------------------------------------------------------------------------------------------------------

Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts                66
4/10/51                    (charitable foundation) (1994 to present); Executive Vice President, The
Trustee since 2002         Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts
                           (1988-1994).

--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                   66
10/11/35                   consulting) (since November 1988). Formerly, Director, Financial
Trustee since 2002         Industry Consulting, Wolf & Company (consulting)(1987-1988); President,
                           John Hancock Home Mortgage Corporation (1984-1986); Senior Vice
                           President of Treasury and Financial Services, John Hancock Mutual Life
                           Insurance Company, Inc. (1982-1986).
--------------------------------------------------------------------------------------------------------------------



                                       61

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                   Number of Funds
Fund and Length of Time    Business Experience and Directorships                                    in the Fund
Served^1,^2                During the Past 5 Years                                                  Complex Overseen
--------------------------------------------------------------------------------------------------------------------
William N. Searcy          Private investor since October 2003; Trustee of 18 open-end mutual funds        66
9/03/46                    managed by Sun Capital Advisers, Inc. (since October 1998). Formerly,
Trustee since 1993         Pension & Savings Trust Officer, Sprint Corporation3
                           (telecommunications) (since November 1989).
--------------------------------------------------------------------------------------------------------------------

Robert H. Wadsworth        President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May          69
1/29/40                    1983 to present).  Formerly, President and Trustee, Trust for
Trustee since 2002         Investment Managers (registered investment company) (April 1999- June
                           2002).  President, Investment Company Administration, L.L.C. (January
                           1992*-July 2001); President, Treasurer and Director, First Fund
                           Distributors, Inc. (June 1990-January 2002); Vice President,
                           Professionally Managed Portfolios (May 1991-January 2002) and Advisors
                           Series Trust (October 1996-January 2002) (registered investment companies).

                            *    Inception date of the corporation which was the predecessor to the
                                 L.L.C.
--------------------------------------------------------------------------------------------------------------------

Interested Trustee

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                   Number of Funds
Fund and Length of Time    Business Experience and Directorships                                    in the Fund
Served^1,^2                During the Past 5 Years                                                  Complex Overseen
--------------------------------------------------------------------------------------------------------------------

Richard T. Hale^4          Managing Director, Deutsche Investment Management Americas Inc.                201
7/17/45                    (2003-present); Managing Director, Deutsche Bank Securities Inc.
Chairman and Trustee since (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management
2002. Chief Executive      (1999 to present); Director and President, Investment Company Capital
Officer since 2003.        Corp. (registered investment advisor) (1996 to present); Director,
                           Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund
                           (since 2003); Director/Officer, Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present)
                           (registered investment companies); Vice President, Deutsche Asset
                           Management, Inc. (2000 to present); Formerly, Director, ISI Family of
                           Funds (registered investment company; 4 funds overseen) (1992-1999).

---------------------------------------------------------------------------------------------------------------------

Officers

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served^1,^2                During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Brenda Lyons^5             Managing Director, Deutsche Asset Management.
2/21/63
President since 2003
---------------------------------------------------------------------------------------------------------------------



                                       62

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served^1,^2                During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------

Kenneth Murphy^5           Vice President, Deutsche Asset Management (2000-present); formerly, Director, John
10/13/63                   Hancock Signature Services (1992-2000).
Vice President and
Anti-Money Laundering
Compliance Officer since
2002
---------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo^5         Director, Deutsche Asset Management (April 2000 to present). Formerly, Vice President and
8/5/57                     Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
Treasurer and Chief        (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
Financial Officer since    (1993-1998).
2002

---------------------------------------------------------------------------------------------------------------------
John Millette^5            Director, Deutsche Asset Management
8/23/62
Secretary since 2003
---------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch           Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global
3/27/54                    Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002),
Assistant Secretary since  Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
2003                       Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).
---------------------------------------------------------------------------------------------------------------------

Caroline Pearson^5         Managing Director, Deutsche Asset Management.
4/1/62
Assistant Secretary, since
2002
---------------------------------------------------------------------------------------------------------------------
Bruce A. Rosenblum         Director, Deutsche Asset Management.
9/14/60
Vice President since 2003
and Assistant Secretary
since 2002
---------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone^5      Director, Deutsche Asset Management
11/03/65
Assistant Treasurer since
2003
---------------------------------------------------------------------------------------------------------------------
Lucinda Stebbins^5         Director, Deutsche Asset Management
11/19/45
Assistant Treasurer since
2003
---------------------------------------------------------------------------------------------------------------------




                                       63

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served^1,^2                During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------

Kathleen Sullivan D'Eramo5 Director, Deutsche Asset Management
1/27/57
Assistant Treasurer since
2003
---------------------------------------------------------------------------------------------------------------------


^1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.


^2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder MG Investments Trust of which these funds are each a series.


^3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.


^4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.

^5       Address: Two International Place, Boston, Massachusetts 02110.


Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.


Officers' Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy:                Vice President
Caroline Pearson:              Secretary


Trustee Ownership in the Funds^1

                                                                                  Aggregate Dollar Range of
                                          Dollar Range of Beneficial               Ownership as of 12/31/03
                                      Ownership in Scudder Fixed Income            in all Funds Overseen by
Trustee                                              Fund                       Trustee in the Fund Complex^2,^3
-------                                              ----                       ---------------------------

Independent Trustees:
---------------------


Richard R Burt                              None                                    over $100,000
S. Leland Dill                              None                                    over $100,000
Martin J. Gruber                            None                                    over $100,000
Joseph R. Hardiman                          None                                    over $100,000
Richard J. Herring                          $10,001-$50,000                         over $100,000
Graham E. Jones                             None                                    over $100,000
Rebecca W. Rimel                            None                                    over $100,000




                                       64

                                                                                  Aggregate Dollar Range of
                                          Dollar Range of Beneficial               Ownership as of 12/31/03
                                      Ownership in Scudder Fixed Income            in all Funds Overseen by
Trustee                                              Fund                       Trustee in the Fund Complex^2,^3
-------                                              ----                       ---------------------------

Independent Trustees:
---------------------


Philip Saunders, Jr.                        None                                    over $100,000
William N. Searcy                           $10,001-$50-000                         over $100,000
Robert H. Wadsworth                         None                                    over $100,000

Interested Trustee
------------------

Richard T. Hale                             None                                    Over $100,000





                                                                                  Aggregate Dollar Range of
                                          Dollar Range of Beneficial               Ownership as of 12/31/03
                                          Ownership in Scudder Short               in all Funds Overseen by
Trustee                                         Duration Fund                   Trustee in the Fund Complex^2,^3
-------                                         -------------                   ---------------------------

Independent Trustees:
---------------------


Richard R Burt                              $1-$10,000                              over $100,000
S. Leland Dill                              None                                    over $100,000
Martin J. Gruber                            None                                    over $100,000
Joseph R. Hardiman                          None                                    over $100,000
Richard J. Herring                          None                                    over $100,000
Graham E. Jones                             None                                    over $100,000
Rebecca W. Rimel                            None                                    over $100,000
Philip Saunders, Jr.                        None                                    over $100,000
William N. Searcy                           None                                    over $100,000
Robert H. Wadsworth                         None                                    over $100,000

Interested Trustee
------------------

Richard T. Hale                             None                                    Over $100,000





                                                                                  Aggregate Dollar Range of
                                          Dollar Range of Beneficial               Ownership as of 12/31/03
                                      Ownership in Scudder High Income             in all Funds Overseen by
Trustee                                           Plus Fund                     Trustee in the Fund Complex^2,^3
-------                                           ---------                     ---------------------------

Independent Trustees:
---------------------


Richard R Burt                              None                                    over $100,000
S. Leland Dill                              None                                    over $100,000
Martin J. Gruber                            None                                    over $100,000
Joseph R. Hardiman                          None                                    over $100,000




                                       65

                                                                                  Aggregate Dollar Range of
                                          Dollar Range of Beneficial               Ownership as of 12/31/03
                                      Ownership in Scudder High Income             in all Funds Overseen by
Trustee                                           Plus Fund                     Trustee in the Fund Complex^2,^3
-------                                           ---------                     ---------------------------

Independent Trustees:
---------------------


Richard J. Herring                          $10,001-$50,000                         over $100,000
Graham E. Jones                             $10,001-$50,000                         over $100,000
Rebecca W. Rimel                            None                                    over $100,000
Philip Saunders, Jr.                        None                                    over $100,000
William N. Searcy                           $10,001-$50-000                         over $100,000
Robert H. Wadsworth                         None                                    over $100,000

Interested Trustee
------------------

Richard T. Hale                             None                                    Over $100,000




^1 The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

^2 The Funds include Scudder Fixed Income Fund, Scudder Short Duration Fund and Scudder High Income Plus Fund.

^3 Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are:
         None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.



Ownership in Securities of The Advisor and Related Companies


As reported to each Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).


                                                                                   Value of
                               Owner and                                        Securities on       Percent of
                              Relationship                                       an Aggregate      Class on an
Independent Trustee            to Trustee        Company      Title of Class        Basis        Aggregate Basis
-------------------            ----------        -------      --------------        -----        ---------------
Richard R. Burt                                   None
S. Leland Dill                                    None
Martin J. Gruber                                  None
Joseph R. Hardiman                                None
Richard Herring                                   None
Graham E. Jones                                   None



                                       66

                                                                                   Value of
                               Owner and                                        Securities on       Percent of
                              Relationship                                       an Aggregate      Class on an
Independent Trustee            to Trustee        Company      Title of Class        Basis        Aggregate Basis
-------------------            ----------        -------      --------------        -----        ---------------
Rebecca W. Rimel                                  None
Philip Saunders, Jr.                              None
William N. Searcy                                 None
Robert H. Wadsworth                               None

As of December 31, 2003, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of each Fund.

To the best of the Fund's knowledge, as of December 31, 2003, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

As of January 12, 2004, 6,066,700 shares in the aggregate, or 35% of the outstanding shares of Scudder Fixed Income Fund, Class A were held in the name of MLPF&S, 4800 Deer Lake Drive, E Floor 2, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 6,583,425 shares in the aggregate, or 10% of the outstanding shares of Scudder Fixed Income Fund, Institutional Class were held in the name of Charles Schwab & Co Inc, 101 Montgomery Street, San Francisco, CA 94104-4122 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 5,513,730 shares in the aggregate, or 9% of the outstanding shares of Scudder Fixed Income Fund, Institutional Class were held in the name of Scudder Trust Company, PO Box 1757 Salem, NH 03079-1143 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 3,864,160 shares in the aggregate, or 6% of the outstanding shares of Scudder Fixed Income Fund, Institutional Class were held in the name of Maryland Prepaid College Trust, 217 E. Redwood St. Suite 1350, Baltimore, MD 21202-3314 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 5,169,290 shares in the aggregate, or 8% of the outstanding shares of Scudder Fixed Income Fund, Institutional Class were held in the name of State Street Bank and Trust Company, Custodian for Scudder Pathway Series: Conservative Portfolio, 1 Heritage Drive #P5S, Quincy, MA 02171-2105 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 6,997,434 shares in the aggregate, or 11% of the outstanding shares of Scudder Fixed Income Fund, Institutional Class were held in the name of State Street Bank and Trust Company, Custodian for Scudder Pathway Series: Balanced Portfolio, 1 Heritage Drive #P5S, Quincy, MA 02171-2105 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 7426,065shares in the aggregate, or 9% of the outstanding shares of Scudder Fixed Income Fund, Class B were held in the name of MLPF&S, 4800 Deer Lake Drive, E Floor 2, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 1,238,184 shares in the aggregate, or 13% of the outstanding shares of Scudder Fixed Income Fund, Investment Class were held in the name of Charles Schwab & Co Inc, 101 Montgomery Street, San Francisco, CA 94104-4122 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 624,865 shares in the aggregate, or 6% of the outstanding shares of Scudder Fixed Income Fund, Investment Class were held in the name of National Investor Services, 55 Water Street, 32 Floor, New York, NY 10041-0028 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 1,390,138 shares in the aggregate, or 14% of the outstanding shares of Scudder Fixed Income Fund, Investment Class were held in the name of National Financial Services Corp., 200 Liberty Street, New York, NY 10281-1003 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 913,883 shares in the aggregate, or 9% of the outstanding shares of Scudder Fixed Income Fund, Investment Class were held in the name of Scudder Trust Company, PO Box 1757 Salem, NH 03079-1143 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 565,083 shares in the aggregate, or 6% of the outstanding shares of Scudder Fixed Income Fund, Institutional Class were held in the name of Scudder Trust Company, PO Box 1757 Salem, NH 03079-1143 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 13,140 shares in the aggregate, or 61% of the outstanding shares of Scudder Fixed Income Fund, Class R were held in the name of Scudder Trust Company, PO Box 1757 Salem, NH 03079-1143 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 1,334 shares in the aggregate, or 6% of the outstanding shares of Scudder Fixed Income Fund, Class R were held in the name of Ginnisnet Enterprises, as custodian for Dennis Wulff, 13 Riverstone Dr., Hiram, GA 30141-4569 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 1,840 shares in the aggregate, or 9% of the outstanding shares of Scudder Fixed Income Fund, Class R were held in the name of Marvel Financial, Inc, as custodian for Chuan Wang, 2931 Jerald Ave., Santa Clara, CA 95051-2919 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 1,840 shares in the aggregate, or 9% of the outstanding shares of Scudder Fixed Income Fund, Class R were held in the name of Marvel Financial, Inc, as custodian for Xin Shen, 2931 Jerald Ave., Santa Clara, CA 95051-2919 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 500,285 shares in the aggregate, or 9% of the outstanding shares of Scudder Short Duration Fund, Class A were held in the name of UBS Financial Services Inc., 11500 W. Olympic Blvd., #425, Los Angeles, CA 90064-1537 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 1,421106 shares in the aggregate, or 27% of the outstanding shares of Scudder Short Duration Fund, Class A were held in the name of MLPF&S, 4800 Deer Lake Drive, E Floor 2, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 531,955 shares in the aggregate, or 7% of the outstanding shares of Scudder Short Duration Fund, Institutional Class were held in the name of Charles Schwab & Co Inc, 101 Montgomery Street, San Francisco, CA 94104-4122 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 800,839 shares in the aggregate, or 11% of the outstanding shares of Scudder Short Duration Fund, Institutional Class were held in the name of American Friends Service Committee 1501 Cherry St., Philadelphia, PA 19102-1477 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 929,353 shares in the aggregate, or 13% of the outstanding shares of Scudder Short Duration Fund, Institutional Class were held in the name of National Financial Services Corp., 200 Liberty Street, New York, NY 10281-1003 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 1,480,783 shares in the aggregate, or 20% of the outstanding shares of Scudder Short Duration Fund, Institutional Class were held in the name of Risk Enterprise Management Limited, 2540 US Highway 130 Suite 109, Cranbury, NJ 08512-3519 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 477,761 shares in the aggregate, or 7% of the outstanding shares of Scudder Short Duration Fund, Institutional Class were held in the name of Whitehall Insurance Co. Ltd., PO Box 1109 GT Grand Cayman, Cayman Islands, BWI who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 727,530 shares in the aggregate, or 10% of the outstanding shares of Scudder Short Duration Fund, Institutional Class were held in the name of State Street Bank as custodian for Celanese Americas Corporation, 86 Morris Ave., Summit, NJ 07901-3900 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 47,496 shares in the aggregate, or 6% of the outstanding shares of Scudder Short Duration Fund, Class B were held in the name of CitiGroup Global Markets, Inc., 333 W. 34th St., New York, NY 10001-2402 who may be deemed to be the beneficial owner of certain of these shares.

As of January 12, 2004, 619,295 shares in the aggregate, or 20% of the outstanding shares of Scudder Short Duration Fund, Class C were held in the name of MLPF&S, 4800 Deer Lake Drive, E Floor 2, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of certain of these shares.

Information Concerning Committees and Meetings of Trustees


The Boards of Trustees of the Trust met six times during the calendar year ended December 31, 2003 and each Trustee attended at least 75% of the meetings of the Boards and meetings of the committees of the Boards of Trustees on which such Trustee served.

Board Committee.  The Trust's Board currently has the following committees:

Audit and Compliance Committee. The Audit and Compliance Committee selects the independent auditors for each Fund, confers with the independent auditors regarding each Fund's financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit and Compliance Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit and Compliance Committee are S. Leland Dill (Chair) and all of the Independent Trustees. The Audit Committee met seven times during the calendar year ended December 31, 2003.

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the calendar year ended December 31, 2003.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Fund in accordance with the Fund's Valuation Procedures. Messrs. Hale, Saunders and Wadsworth are members of the Committee with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met four times during the calendar year ended December 31, 2003.

Additional Committees. On February 25, 2003, the Board of Trustees organized a Fixed Income Committee, an Equity Committee and an Operations Committee. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Fund. The Fixed Income Committee met five times, the Equity Committee met five times and the Operations Committee met eight times during the calendar year ended December 31, 2003.

Remuneration. Officers of the Fund receive no direct remuneration from the Fund. Officers and Trustees of the Fund who are officers or trustees of the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services, each Trustee who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Trustee") receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) fom each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the Fund Complex during the calendar year 2003.





                                                                Pension or Retirement      Total Compensation Paid to
                                 Compensation from Scudder   Benefits Accrued as Part of  Trustees from the Fund and
Name of Trustee                    High Income Plus Fund            Fund Expenses              the Fund Complex^1
---------------                    ---------------------            -------------              ----------------
Richard R. Burt                                $1,293                    $0                               $168,640
S. Leland Dill                                 $1,343                    $0                               $141,000
Martin J. Gruber                               $1,296                    $0                               $140,939
Richard T. Hale                                    $0                    $0                                     $0
Joseph R. Hardiman^2                           $1,296                    $0                               $136,000
Richard J. Herring^2                           $1,338                    $0                               $139,390
Graham E. Jones                                $1,296                    $0                               $136,000
Rebecca W. Rimel^2                             $1,372                    $0                               $142,780
Philip Saunders, Jr.^2                         $1,288                    $0                               $135,970
William N. Searcy                              $1,296                    $0                               $136,000
Robert H. Wadsworth                            $1,296                    $0                               $170,000


                               Compensation from Scudder     Pension or Retirement       Total Compensation Paid to
                                         Fixed            Benefits Accrued as Part of  Trustees from the Fund and the
Name of Trustee                       Income Fund                Fund Expenses                  Fund Complex^1
---------------                       -----------                -------------                  ------------

Richard R. Burt                             $3,365                    $0                                  $168,640
S. Leland Dill                              $3,510                    $0                                  $141,000
Martin J. Gruber                            $3,374                    $0                                  $140,939
Richard T. Hale                                 $0                    $0                                        $0
Joseph R. Hardiman^2                        $3,374                    $0                                  $136,000
Richard J. Herring^2                        $3,505                    $0                                  $139,390
Graham E. Jones                            $3,3,74                    $0                                  $136,000
Rebecca W. Rimel^2                          $3,611                    $0                                  $142,780
Philip Saunders, Jr.^2                      $3,354                    $0                                  $135,970



                                       70

                               Compensation from Scudder     Pension or Retirement       Total Compensation Paid to
                                         Fixed            Benefits Accrued as Part of  Trustees from the Fund and the
Name of Trustee                       Income Fund                Fund Expenses                  Fund Complex^1
---------------                       -----------                -------------                  ------------
William N. Searcy                           $3,374                    $0                                  $136,000
Robert H. Wadsworth                         $3,374                    $0                                  $170,000

                                                             Pension or Retirement       Total Compensation Paid to
                               Compensation from Scudder  Benefits Accrued as Part of  Trustees from the Fund and the
Name of Trustee                   Short Duration Fund            Fund Expenses                  Fund Complex^1
---------------                   -------------------            -------------                  ------------

Richard R. Burt                               $576                    $0                                  $168,640
S. Leland Dill                                $595                    $0                                  $141,000
Martin J. Gruber                              $577                    $0                                  $140,939
Richard T. Hale                                 $0                    $0                                        $0
Joseph R. Hardiman^2                          $577                    $0                                  $136,000
Richard J. Herring^2                          $598                    $0                                  $139,390
Graham E. Jones                               $577                    $0                                  $136,000
Rebecca W. Rimel^2                            $615                    $0                                  $142,780
Philip Saunders, Jr.^2                        $576                    $0                                  $135,970
William N. Searcy                             $577                    $0                                  $136,000
Robert H. Wadsworth                           $577                    $0                                  $170,000

^1 During calendar year 2003, the total number of funds overseen by each Trustee was 68 funds except for Messrs. Burt (70 funds), Gruber (69 funds), Hale (201 funds), and Wadsworth (71 funds).

^2 Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $124,889, $48,150, $33,803 and $122,498, respectively, was deferred pursuant to a deferred compensation plan.

Certain funds in the fund Complex, including these Funds, have adopted a Retirement Plan for Trustees who are not employees of the Trust, the Trust's Administrator or its respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.

                           Estimated Annual Benefits Payable By Fund Complex Upon Retirement
                           -----------------------------------------------------------------

  Years of Service                   Chairmen of Audit and Executive Committees                    Other Participants
  ----------------                   ------------------------------------------                    ------------------

                                       71

                           Estimated Annual Benefits Payable By Fund Complex Upon Retirement
                           -----------------------------------------------------------------
      6 years                                          $4,900                                            $3,900

      7 years                                          $9,800                                            $7,800

      8 years                                          $14,700                                          $11,700

      9 years                                          $19,600                                          $15,600

  10 years or more                                     $24,500                                          $19,500

Effective February 12, 2001, the Board of Trustees of the Trust, as well as each fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee's election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Trustee who receives fees from the Funds is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Wadsworth, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


Investment Advisory and Other Services

Deutsche Asset Management, Inc. ("DeAM, Inc."), 345 Park Avenue, New York, New York 10154, acts as the investment advisor to each Fund pursuant to the terms of several management contracts (referred to collectively herein as the "Management Contracts"). Pursuant to the Management Contracts, the Advisor supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. The Advisor pays the ordinary office expenses of the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Advisor. Effective October 6, 1999, DeAM, Inc.'s name was changed from Morgan Grenfell Inc. Under the Management Contracts, the Trust, on behalf of each Fund, is obligated to pay the Advisor a monthly fee at an annual rate of each Fund's average daily net assets as follows:

          Fund                                           Annual Rate
          ----                                           -----------

          Scudder Fixed Income Fund                            0.40%
          Scudder Short Duration Fund                          0.40%
          Scudder High Income Plus Fund                        0.50%
          Scudder Total Return Bond Fund                       0.45%

Each Fund's advisory fees are paid monthly and will be prorated if the Advisor shall not have acted as the Fund's investment advisor during the entire monthly period.

The Advisor and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in each Fund's Prospectuses. For each class of each Fund the contractual fee waivers cover the 16-month period from each Fund's most recently completed fiscal year. These contractual fee waivers may only be changed by a Fund's Board of Trustees.

The following table sets forth the net advisory fees that each Fund paid (and amount waived, if applicable) the Advisor during the periods indicated:

                                                   For the Fiscal Year Ended October 31,
                                                   -------------------------------------
                                                                                   Amount Waived
                                                2003                2002               (2002)              2001
                                                ----                ----               ------              ----
Scudder Fixed Income Fund                    $4,310,105           $3,298,175            $97,404        $3,284,229
Scudder Short Duration Fund                    $575,546             $188,384            $97,835          $134,142
Scudder High Income Plus Fund                $1,933,979           $1,759,840           $678,456        $1,497,001
Scudder Total Return Bond Fund*                    None                 None               None              None

* Scudder Total Return Bond Fund was not in operation during any of the indicated periods and, accordingly, did not pay any fees during such periods.

Each Management Contract between DeAM, Inc. and the Trust, with respect to each Fund, was approved by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to such Management Contract or "interested persons" of any such parties. The Management Contract will continue in effect with respect to each Fund, only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contracts or "interested persons" of any such parties, or by a vote of a majority of the outstanding shares of each Fund. The Management Contracts are terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Advisor. Termination of a Management Contract (that covers more than one Fund) with respect to a Fund will not terminate or otherwise invalidate any provision of such Management Contract with respect to any other Fund. The Advisor may terminate any Management Contract at any time without penalty on 60 days' written notice to the Trust. Each Management Contract terminates automatically in the event of its "assignment" (as such term is defined in the 1940 Act).

Each Management Contract provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Advisor's obligations under the Management Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the Funds and its other accounts, the Advisor allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a Fund's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as a Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Transactions."

DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional clients. DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

Advisory Contract Approval

Each of the Management Contracts has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Funds' Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees of the Funds' Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). In approving the continuation of the Funds' Management

Contracts,  the Board, including the Independent Trustees,  carefully considered
(1) the nature and quality of services to be provided to each Fund; (2) the Advisors' compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with each Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Funds and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Funds. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of each Management Contract was in the best interest of the applicable Fund and its shareholders. The Funds or the Advisors may terminate the applicable Management Contract on sixty days' written notice without penalty. Each Management Contract will terminate automatically in the event of assignment (as defined in the 1940 Act).

                             PROXY VOTING GUIDELINES
                             -----------------------

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to each Board's general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with each Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of each Board or of a majority of each Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

                       GENERAL INFORMATION ABOUT THE TRUST

General. The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Funds described in this SAI and five additional series. Until December 28, 1994, the Fixed Income Fund was a series of The Advisors' Inner Circle Fund, a business trust organized under the laws of The Commonwealth of Massachusetts on July 18, 1991. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established six classes of shares for all Funds other than the Scudder Fixed Income Fund: Premier shares, Institutional shares and Investment shares and Class A, Class B and Class C shares. For the Scudder Fixed Income Fund, the Trustees have established seven classes of shares: Premier shares, Institutional shares, Investment shares and Class A, B, C and R shares.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares and Class A, B and C shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares and Class A, B, C and R shares of a Fund have exclusive voting rights with respect to the service plan adopted by the Fund.

When issued, shares of a Fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of a Fund entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of a Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

As of January 15, 2004 the following shareholders owned the following respective percentages of the outstanding shares of the Funds:

Shareholder and Trustee Liability. The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other Fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of a Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                          ANNUAL AND SEMIANNUAL REPORTS

Shareholders of a Fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in shares of a Fund and dividends and distributions paid by the Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

                      CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of a Fund for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

                             ADDITIONAL INFORMATION

Independent Accountants

PricewaterhouseCoopers LLP, serves as each Fund's independent accountants, providing audit services, including review and consultation in connection with various filings by the Trust with the Commission and tax authorities.

Registration Statement

The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, a Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                              FINANCIAL STATEMENTS

The audited financial statements for each Fund for the year ended October 31, 2003 and the six months ended April 30, 2003, are included in, and incorporated by reference into, this SAI in reliance upon the reports of PricewaterhouseCoopers LLP, each Fund's independent accountants, as experts in accounting and auditing.

The Scudder Fixed Income Fund's Class R shares commenced operations on or about October 1, 2003.

                                   APPENDIX A

Bond and Commercial Paper Ratings

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's Investors Service, Inc.'s Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Group's Corporate Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's Ratings Group's Commercial Paper Ratings

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc. Bond Ratings

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Fitch Investors Service, Inc.

Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

Duff & Phelps Bond Ratings

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

Duff & Phelps Paper/Certificates of Deposit Ratings

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

---------------------------------

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. A Fund is dependent on the investment advisor's or investment sub-advisor's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Note:

1        The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of a Fund's fiscal year end.

                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                February 1, 2004

INVESTMENT ADVISOR AND ADMINISTRATOR
Deutsche Asset Management, Inc.
345 Park Avenue
New York, NY 10154

DISTRIBUTOR
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

State Street Bank and Trust Company
One Heritage Drive - JPB/2N
North Quincy, MA 02171

TRANSFER AGENT
Scudder Investment Service Company
222 South Riverside Plaza
Chicago, IL 60606

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

LEGAL COUNSEL
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

SERVICE INFORMATION
Existing  accounts,  new  accounts,   prospectuses,   Statements  of  Additional
Information, applications, service forms, telephone exchanges, share price and performance.

1-800-730-1313.

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                February 1, 2004

Scudder MG Investments Trust

Micro Cap Fund -- Institutional Class
Micro Cap Fund -- Investment Class
Micro Cap Fund -- Class A Shares
Micro Cap Fund -- Class B Shares
Micro Cap Fund -- Class C Shares

          Scudder MG Investments Trust (the "Trust") is an open-end, management investment company consisting of ten investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") relates only to Micro Cap Fund (the "Fund").

          This SAI is not a prospectus, and should be read only in conjunction with the Institutional, Investment and Class A, B and C Share Prospectuses for the Fund, as amended or supplemented from time to time (each a "Prospectus" and, collectively, the "Prospectuses"). The information contained in this SAI generally supplements the information contained in the Prospectuses. No investor should invest in shares of any class of the Fund without first reading the applicable Prospectus. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in each Prospectus. The audited financial statements for the Fund for the fiscal year ended September 30, 2003 are included in the Fund's annual report dated September 30, 2003, which we have filed electronically with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into the SAI. Copies of the Prospectuses may be obtained without charge from Shareholder Services, by calling 800-621-1048 (for Institutional Shares, 800-730-1313) or by writing to Scudder Investments, 222 South Riverside Plaza, Chicago, IL 60606-5808.

          Deutsche Asset Management, Inc. (the "Advisor" or "DeAM, Inc.") serves as investment advisor and administrator to the Trust. Scudder Distributors, Inc. (the "Distributor" or "SDI") serves as the Fund's principal underwriter and distributor.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...............................1

PURCHASES AND REDEMPTIONS OF SHARES..........................................18

NET ASSET VALUE..............................................................31

MANAGEMENT OF THE TRUST AND FUND.............................................32
   Investment Advisor........................................................40
   Administrator.............................................................42
   Distributor...............................................................42
   Transfer Agent............................................................44
   Custodian.................................................................44
   Counsel and Independent Auditors..........................................45

ORGANIZATION OF THE TRUST....................................................46

TAXES........................................................................48

FINANCIAL STATEMENTS.........................................................52

APPENDIX.....................................................................53

                                       -i-


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective

          The following is a description of the Fund's investment objectives and policies. There can, of course, be no assurance that the Fund will achieve its investment objective. The following supplements the information contained in the Prospectuses concerning the investment objective and policies of the Fund.

Investment Objective, Policies and Limitations

          The Fund seeks capital appreciation. Under normal conditions, the Fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US micro capitalization companies. The Advisor defines the micro capitalization equity universe as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million. Up to 20% of the Fund's total assets may be invested in the securities of foreign companies that would be considered to be in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million market capitalization minimum). The Fund may invest up to 20% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. In addition, the Fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that are considered high quality.

Investment Restrictions

          Fundamental Policies. The investment restrictions set forth below may not be changed with respect to the Fund without the approval of a "majority" (as defined in the 1940 Act) of the outstanding shares of the Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

          Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund, with the exception of borrowings permitted by fundamental investment restriction (2) listed below.

Fundamental Investment Restrictions

          The Trust may not, on behalf of the Fund:

(1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities, if appropriately covered.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend Fund securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the US Government or any of its agencies or instrumentalities.

          Additional Restrictions. The Fund will adhere to the following fundamental investment restriction:

          With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the US Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

          The non-fundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

Non-fundamental Investment Restrictions

          The Trust may not, on behalf of the Fund:

(a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b) Purchase securities of other US-registered investment companies, except as permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

          The staff of the Securities and Exchange Commission ("SEC") has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of the Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act" ), which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of the 15% limitation.

          "Value" for the purposes of the foregoing investment restrictions shall mean the market value used in determining the Fund's net asset value.

Investment Policies

          The following is a chart of the various types of securities and investment strategies employed by the Fund. Unless otherwise indicated, the Fund is permitted, but not obligated, to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If the Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Fund.

--------------------------------------------------------------------------------

         INVESTMENT PRACTICE                              Micro Cap Fund
================================================================================

KEY TO TABLE:

..    Permitted without stated limit

[ ] Permitted without stated limit, but not expected to be used to a significant extent

[X]  Not permitted

20% Italic type (e.g., 20%) represents an investment limitation as a percentage of net Fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total Fund assets; does not indicate actual use

--------------------------------------------------------------------------------
EQUITY SECURITIES
--------------------------------------------------------------------------------
Common Stock                                                    .
--------------------------------------------------------------------------------
Warrants                                                        .
--------------------------------------------------------------------------------
Preferred Stock                                                 5%
--------------------------------------------------------------------------------
Convertible Securities                                          .
--------------------------------------------------------------------------------
Medium-Capitalization Stocks                                  [ ]
--------------------------------------------------------------------------------
Small Capitalization Stocks                                     .
--------------------------------------------------------------------------------
Micro Capitalization Stocks                               At least 80%
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
--------------------------------------------------------------------------------
Short-Term Instruments                                         20%
--------------------------------------------------------------------------------
Obligations of Banks and Other Financial Institutions          20%
--------------------------------------------------------------------------------
Certificates of Deposit and Bankers' Acceptances               20%
--------------------------------------------------------------------------------
Commercial Paper                                               20%
--------------------------------------------------------------------------------
US Government Securities                                       20%
--------------------------------------------------------------------------------
Other Debt Obligations                                         20%
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES (OPTIONS)
--------------------------------------------------------------------------------
Options on Securities                                           .
--------------------------------------------------------------------------------
Options on Securities Indices                                   .
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Options on Non-US Securities Indices                            .
--------------------------------------------------------------------------------
Protective Puts                                                20%
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
--------------------------------------------------------------------------------
Futures Contracts                                               .
--------------------------------------------------------------------------------
Futures Contracts on Securities Indices                         .
--------------------------------------------------------------------------------
Options on Futures Contracts (including Contracts on
Securities Indices)                                             .
--------------------------------------------------------------------------------
Purchased protective puts                                      25%
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
--------------------------------------------------------------------------------
Hedging Strategies                                              .
--------------------------------------------------------------------------------
SECURITIES OF NON-US ISSUERS
--------------------------------------------------------------------------------
Foreign Securities & Depository Receipts                       20%
(ADRs, EDRs, GDRs and IDRs)
--------------------------------------------------------------------------------
Foreign Corporate Debt Securities                              20%
--------------------------------------------------------------------------------
Foreign Government Debt Securities                             20%
--------------------------------------------------------------------------------
CURRENCY MANAGEMENT
--------------------------------------------------------------------------------
Currency Exchange Transactions                                 [ ]
--------------------------------------------------------------------------------
Currency Hedging Transactions                                  [ ]
--------------------------------------------------------------------------------
Cross Hedging                                                  [ ]
--------------------------------------------------------------------------------
Forward Currency Exchange Contracts                            [ ]
--------------------------------------------------------------------------------
Options on Foreign Currencies                                  [ ]
--------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------
Illiquid Securities                                            15%
--------------------------------------------------------------------------------
When-Issued and Delayed Delivery Securities                    33 1/3
--------------------------------------------------------------------------------
Repurchase Agreements                                          20%
--------------------------------------------------------------------------------
Reverse Repurchase Agreements                                  33%
--------------------------------------------------------------------------------
Lending of Portfolio Securities                                33 1/3
--------------------------------------------------------------------------------
Borrowing                                                      33%
--------------------------------------------------------------------------------
Short Sales                                                    [ ]
--------------------------------------------------------------------------------
Other Investment Companies                                     10%
--------------------------------------------------------------------------------
Temporary Defensive Investments                               100%
--------------------------------------------------------------------------------
Non-Diversification                                            25%
--------------------------------------------------------------------------------
Concentration in Any One Industry                              25%
--------------------------------------------------------------------------------

          Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

Equity Securities

          General. The Fund may invest in common stock, warrants and other rights to acquire stock. The market value of an equity security will increase or decrease depending on market conditions. This affects the value of the shares of the Fund, and the value of your investment.

          Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as changes in overall market and economic conditions. This affects the value of the shares of the Fund, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

          Small and Micro Capitalization Companies. The Fund invests a significant portion of its assets in smaller, lesser-known companies which the Advisor believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves significantly greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources and, therefore, such securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Many smaller capitalization companies in which the Fund may invest are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, it may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies. An additional risk of investing in smaller emerging companies is that smaller issuers may face increased difficulty in obtaining the capital necessary to continue operations and thus may go into bankruptcy, which could result in a complete loss of an investment. Furthermore, when the economy enters into recession there tends to be a "flight to quality," which exacerbates the increased risk and greater price volatility normally associated with smaller companies.

          Warrants. The Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Fixed Income Securities

          General. The Fund may invest in fixed income securities. To the extent that the Fund does so, in periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. To the extent the Fund invests in fixed income securities, the net asset value of the Fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in the Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

          US Government Securities. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises ("US Government securities"). Some US Government securities, such as US Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by US Government agencies or instrumentalities, are supported either by (i) the full faith and credit of the US Government (such as securities of the Small Business Administration),
(ii) the right of the issuer to borrow from the US Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the US Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer (such as the Federal Home Loan Mortgage Corporation). No assurance can be given that the US Government will provide financial support to US Government agencies or instrumentalities in the future.

          Yields and Ratings. The yields on certain obligations, including the money market instruments in which the Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of the Standard and Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and other nationally recognized securities rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

          Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

          Convertible and Preferred Securities. Subject to its investment objectives and policies, the Fund may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which the Fund may invest are subject to the same rating criteria and downgrade policy as the Fund's investments in fixed income securities.

          The Fund, subject to its investment objective, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and in such cases all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

          Foreign Securities. Subject to its investment objective and policies, the Fund may invest in securities of foreign issuers and supranational entities. The non-US investments of the Fund may be denominated in any currency. Foreign securities may offer investment opportunities not available in the United States, but such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also, in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices differ and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments that could affect investments in foreign securities.

          To the extent the investments of the Fund are denominated in foreign currencies, the net asset value of the Fund may be affected favorably or unfavorably by fluctuations in currency exchange rates and by changes in exchange control regulations. For example, if the Advisor increases the Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Advisor's currency management may result in increased losses to the Fund. Similarly, if the Advisor hedges the Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Fund will incur transaction costs in connection with conversions between currencies.

          Foreign Government Securities. The foreign government securities in which the Fund may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. The Fund may invest in foreign government securities in the form of American Depositary Receipts. Foreign government securities also include debt securities of supranational entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

          Currency Management Techniques. To the extent that the Fund invests in securities denominated or quoted in foreign currencies, it may enter into forward currency exchange contracts ("forward contracts") and buy and sell currency options to hedge against currency exchange rate fluctuations. The instruments involved in currency-related transactions may be considered derivative instruments. The Fund may enter into currency-related transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, the Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency-denominated or - quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency-hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency-hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations. Although the Advisor may attempt to manage currency exchange rate risks, there is no assurance that the Advisor will do so.

          Forward Foreign Currency Exchange Contracts. The Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. The Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The Fund also may enter into forward foreign currency exchange contracts ("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

          A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

          At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

          The Fund may enter into forward currency contracts only for the following hedging purposes. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security that it holds, the Fund may desire to "lock in" the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

          Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

          Using forward currency contracts in an attempt to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

          The Fund and the Fund's custodian will segregate cash or liquid securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although forward currency contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward currency contracts may be restricted. In addition, a particular forward currency contract and assets used to cover such contract may be illiquid.

          The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

          While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses, which will prevent the Fund from achieving a complete hedge, or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

          The Fund's activities in forward currency exchange contracts, currency futures contracts and related options and currency options (see below) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

Options on Securities, Securities Indices and Foreign Currencies

          General. The Fund may write covered put and call options and purchase put and call options. Such options may relate to particular securities, to various stock indices, or to currencies. The Fund may write call and put options which are issued by the Options Clearing Corporation (the "OCC") or which are traded on US and non-US exchanges and over-the-counter. These instruments may be considered derivative instruments.

          Written Options. The Fund may write (sell) covered put and call options on securities and enter into related closing transactions. The Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by the Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

          Purchased Options. The Fund may also purchase put and call options on securities. A put option entitles the Fund to sell, and a call option entitles the Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

          The Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

          The Fund may purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter. The Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. Over-the-counter options also involve the risk that a counterparty will fail to meet its obligation under the option.

          Options on Stock Indices or Currencies. The Fund may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known stock indices are the S&P 500 Index and the Wilshire 5000 Index. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The Fund may also purchase and write put and call options on currencies.

          A call option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index exceeds the option's exercise price. Conversely, a put option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index is less than the option's exercise price. The amount of any payment to the option holder will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in US dollars or a foreign currency, times a specified multiple. A put option on a currency gives its holder the right to sell an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration. Conversely, a call option on a currency gives its holder the right to purchase an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration.

          When the Fund writes an option on a stock index, it will cover the option by depositing cash or liquid securities or a combination of both in an amount equal to the market value of the option in a segregated account, which will be marked to market daily, with the Fund's custodian, and will maintain the account while the option is open. Alternatively, and only in the case of a written call option on a stock index, the Fund may cover the written option by owning an offsetting call option. A call option on currency written by the Fund is covered if the Fund owns an equal amount of the underlying currency.

          Other Considerations. The Fund will engage in over-the-counter ("OTC") options only with broker-dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer may fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

          When the Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

          There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a US or non-US securities exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

          The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

          The risks described above also apply to options on futures, which are discussed below.

Futures Contracts and Related Options

          General. When deemed advisable by the Advisor, the Fund may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Fund may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. The Fund may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the CFTC. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities with a value equal to the amount of the Fund's obligations.

          Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

          When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

          Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

          Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the Fund proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

          On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

          Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

          The writing of a call option on a futures contract generates a premium that may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised), which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

          The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

          The Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

          Other Considerations. The Fund is operated by persons who have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who are not subject to registration or regulation under the Commodity Exchange Act. The Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) that the Fund intends to purchase. As evidence of this hedging intent, the Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

          The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company. See "Taxes."

          The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

          While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

          In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Investing in contracts whose price behavior is expected to resemble that of the Fund's underlying securities may minimize the risk of imperfect correlation. The Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts

          Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the SEC, the Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

          Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached, no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

          There is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options. The Fund may not invest more than 25% of its total assets in purchased protective put options. The Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" below. Options, futures contracts and options on futures contracts are derivative instruments.

Other Investments and Investment Practices

          Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.

          For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

          If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

          "When-issued" Purchases and Forward Commitments (Delayed Delivery). The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

          These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date, permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. The Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Advisor, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain would be taxable to shareholders.

          When the Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund and the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of the Fund's net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets. When the Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

          Borrowing. The Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which the Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, the Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

          Lending Portfolio Securities. The Fund may lend portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund's total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest-bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

          At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

          Payments received by the Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. See "Taxes."

          Diversification. The Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" and "Taxes."

          Concentration of Investments. As a matter of fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US government securities).

          Restricted Securities. The Fund may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933 and the Board of Trustees determines that these securities are liquid based upon a review of the trading markets for the specific securities.

          Other Investment Companies. Absent an order from the SEC, the Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, the Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company.

          Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Fund may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by S&P or P-1 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

          Commercial Paper. The Fund may purchase commercial paper. Commercial paper is a short-term, unsecured negotiable promissory note of a US or non-US issuer. The Fund may also invest in variable rate master demand notes, which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between the Fund and an issuer, and are not normally traded in a secondary market. The Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Fixed Income Securities -- Variable and Floating Rate Instruments."

          Bank Obligations. The Fund's investments in money market instruments may include certificates of deposit, time deposits and bankers' acceptances. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

          US commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). US banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, US branches of US banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. US savings and loan associations, the CDs of which may be purchased by the Fund, are supervised and subject to examination by the Office of Thrift Supervision. US savings and loan associations are insured by the Savings Association Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the US Government.

          Investment of Uninvested Cash. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and the Scudder Cash Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of an investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will comply with rule 2a-7 under the 1940 Act and will be in accordance with the Fund's investment policies and restrictions.

          The Fund will invest Uninvested Cash in Central Funds only to the extent that its aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.

Portfolio Transactions and Brokerage Commissions

          The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

          The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons. When selecting a broker-dealer to effect portfolio transactions on behalf of the Fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that each of the Funds will benefit by the direction of orders of the Funds to broker-dealers in consideration of those broker-dealers' sales of the Scudder-branded, open-end funds in general.

          Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, the Fund employs brokers, generally at fixed commission rates. Commissions on transactions on US securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, the Fund deals with the primary market makers unless a more favorable result is obtainable elsewhere. The Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In affecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

          When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or the Fund. The term "research services" may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighted and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund and not at all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

          Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. During the fiscal year ended September 30, 2003, the Fund directed $13,321,458 in transactions for research, on which the Fund paid $40,765 in brokerage commissions.

          Pursuant to procedures determined by the Trustees and subject to the general policies of the Fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

          For the fiscal years ended September 30, 2001, 2002 and 2003, the Fund paid aggregate brokerage commissions of $37,784, $233,000, and $385,616, respectively.

          Securities of Regular Broker-Dealers. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. At September 30, 2003, the Fund held the following securities of its regular brokers or dealers:

          Name of Regular             Value of Securities Owned
Broker or Dealer or Parent (Issuer)    as of September 30, 2003
-----------------------------------   -------------------------
Wintrust Financial Corp.                      $2,388,278
Dime Community Bankshares                     $1,485,800

                       PURCHASES AND REDEMPTIONS OF SHARES

          Scudder Distributors, Inc. ("SDI") serves as the distributor of the Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a "Participating Dealer"). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement controls. If the Participating Dealer did not have an agreement with SDI, then the terms of the assigned ICC Distributors, Inc. agreement remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

          Shares of the Fund are distributed by SDI. The Fund offers five classes of shares, Institutional, Investment and Class A, B and C shares. General information on how to buy shares of the Fund is set forth in "How to Invest in the Funds" in the Fund's Prospectuses. The following supplements that information.

General Information.

          Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

          A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

          Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

          Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

          Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, Scudder Investments Service Company ("SISC"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

          The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries would submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

          Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

          QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

          Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

..         Traditional, Roth and Education IRAs. This includes Savings Incentive
          Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

..         403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

..         Prototype money purchase pension and profit-sharing plans may be adopted by employers.

          Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

          The Fund reserves the right to withdraw all or any part of the offering made by the Prospectuses and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

          The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

          Fees generally charged to IRA accounts will be charged to accounts of Deutsche or Scudder employees and directors.

          Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

          SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by SISC, (iii) the registered representative placing the trade is a member of the Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.

          In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

          SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

            Compensation Schedule #1/(1)/        Compensation Schedule #2/(2)/   Compensation Schedule #3/(2)(3)/
--------------------------------------------   -------------------------------   --------------------------------
                                     As a                             As a                              As a
                                  Percentage                       Percentage                        Percentage
          Amount of                 of Net         Amount of         of Net         Amount of          of Net
         Shares Sold             Asset Value      Shares Sold      Asset Value     Shares Sold       Asset Value
------------------------------   -----------   -----------------   -----------   ----------------   ------------
$1 million to $5 million            1.00%      Under $15 million       0.75%     Over $15 million   0.25% - 0.50%
Over $5 million to $50 million      0.50%             --                 --             --                --
Over $50 million                    0.25%             --                 --             --                --

/(1)/ The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through SISC. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in the Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

/(2)/ Compensation Schedules 2 and 3 apply to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. Plans whose assets grow beyond $15 million will convert to Compensation Schedule 3 after being re-underwritten. When a plan's assets exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting its Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

/(3)/ Compensation Schedule 3 is based on individual plan underwriting criteria.
     In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff, the number of non-Scudder funds the plan chooses, and the per participant record keeping fee, can increase the fee paid up to 0.50%.

          The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

          SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

          Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser," which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group must be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

          Initial Sales Charge Alternative - Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                           Sales Charge
                                                           ------------
                                                                             Allowed to Dealers
                                     As a Percentage    As a Percentage of   as a Percentage of
       Amount of Purchase           of Offering Price    Net Asset Value*      Offering Price
---------------------------------   -----------------   ------------------   ------------------
Less than $50,000                         5.75%               6.10%                5.20%
$50,000 but less than $100,000            4.50                4.71                 4.00
$100,000 but less than $250,000           3.50                3.63                 3.00
$250,000 but less than $500,000           2.60                2.67                 2.25
$500,000 but less than $1 million         2.00                2.04                 1.75
$1 million and over                       0.00**              0.00**               0.00***

*    Rounded to the nearest one-hundredth percent.

**   Redemption of shares may be subject to a contingent deferred sales charge.

***  Commission is payable by SDI.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)  a current or former director or trustee of Deutsche or Scudder Mutual
     Funds;

(b) an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Family of Funds or a broker-dealer authorized to sell shares of the Funds;

(c) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children;

(d) certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(e) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding section (a);

(f) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(g) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(h) selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(i) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(j) through certain investment advisors registered under the Investment Advisors Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(k) (1) employer-sponsored employee benefit plans using the Flex subaccount record keeping system ("Flex Plans"), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees; (2) a participant-directed non-qualified deferred compensation plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided that the amount invested in Class A shares of the Fund or other Scudder Funds totals at least $1,000,000, including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below (collectively, the "Large Order NAV Purchase Privilege"); or (3) if you are investing $1 million or more, either as a lump sum or through the Large Order NAV Purchase Privilege (if no other net asset value purchase privilege applies); and

(l) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

          Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

          Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

          For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described below, employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Scudder Funds," (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

          Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

          Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable Prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

          Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

          Multi-Class Suitability. SDI has established the following procedure regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors with the assistance of their financial representative.

          The following provisions apply to the sale of Class A, Class B and Class C shares to Flex Plans. Class B Shares are not sold to Flex Plans established on the Flex subaccount record keeping system after October 1, 2003. Orders for Class B shares or Class C shares for Flex Plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) established on the Flex subaccount record keeping system prior to October 1, 2002 are invested instead in Class A shares at net asset value when the combined subaccount value in the Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described above. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B shares or Class C shares until October 1, 2005. Flex Plans set-up on the Flex subaccount record keeping system after October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan's eligible assets reach $1 million. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A shares.

          Class C Purchases. Class C shares are offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares are subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Fund's Prospectus. The up-front sales charge does not apply to reinvested dividends or distributions.

          You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

..    Additional purchases of Class C shares made in an existing account and in the same fund(s) by existing Class C shareowners as of January 31, 2003;

..    Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

..    Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the Advisor and/or SDI;

..    Purchases of Class C shares through certain retirement plans which have entered into an agreement with the Advisor and/or SDI; and

..    Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the Advisor and/or SDI.

          Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible for a sales charge waiver.

          Purchase of Institutional and Investment Class Shares. Information on how to buy shares is set forth in the section entitled "How to Invest in the Funds" in the Fund's Prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. These minimum amounts may be changed at any time in management's discretion.

          In order to make an initial investment in Investment Class shares of the Fund, an investor must establish an account with a service organization. Investors may invest in Institutional Class shares by setting up an account directly with SISC or through an authorized service agent. Investors who establish shareholder accounts directly with SISC should submit purchase and redemption orders as described in the Prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares for the Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

          Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by SISC.

          To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call Shareholder Services at (800) 621-1048. To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

          Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's plan in the event that any item is unpaid by the shareholder's financial institution.

          Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.)

The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

          To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at (800) 621-1048.

          The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

          A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective. Redemption requests must be unconditional.

          Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectuses, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

          If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

          Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

          Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A and Class C shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

          The purchase of Class A or Class C shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

          Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000, because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

          The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2004 will be eligible for the second year's charge if redeemed on or after March 1, 2005. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

          The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

          The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(a) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(b) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(c) in connection with the following redemptions of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Code and
     (4) representing returns of excess contributions to such plans.

          The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (a) and (b) for Class B shares. In addition, this CDSC will be waived for:

(a) redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

(b) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and agrees to receive such fees quarterly.

          In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

          Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

          Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Series of Scudder

          Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California. and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

          Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

          Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

          Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

          Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends

          The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment after paying the related federal taxes, for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

          The Fund intends to distribute dividends from its net investment income, excluding short-term capital gains, annually in December. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

          Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

          The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the higher distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

          Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.   To receive income and capital gain dividends in cash.

          Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the Prospectuses. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

          If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

          If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

          Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

          The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                NET ASSET VALUE

          The net asset value per share of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

          An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

          Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the bid prices), if available, and otherwise at the average of the most recent bid quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

          An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

          Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

          If market quotations for Fund assets are not readily available or the value of the Fund asset as determined in accordance with Board-approved procedures does not represent the fair market value of the Fund asset, the value of the Fund asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                        MANAGEMENT OF THE TRUST AND FUND

Trustees and Officers

          The overall business and affairs of the Trust and the Fund are managed by the Board of Trustees. The Board approves all significant agreements between the Trust/Fund and persons or companies furnishing services to the Trust/Fund, including the Trust/Fund agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Trust/Fund affairs and for exercising the Trust/Fund powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each Officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

          The following information is provided for each Trustee and Officer of the Trust and the Fund's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Fund (as defined in the 1940
Act) (an "Independent Trustee"). Information for each Non-Independent Trustee (the "Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to Trust/Fund operations is One South Street, Baltimore, Maryland 21202.

  The following individuals hold the same position with the Fund and the Trust.

Independent Trustees

---------------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                         Number of
Position with the                                                                            Funds in the
Fund and Length of Time   Principal Occupation(s) During Past 5 Years and Other              Fund Complex
Served/1,2/               Directorships Held                                                 Overseen
---------------------------------------------------------------------------------------------------------
Richard R. Burt           Chairman, Diligence LLC (international information collection           68
2/3/47                    and risk management firm) (September 2002 to present); Chairman,
Trustee since 2002        IEP Advisors, Inc. (July 1998 to present); Chairman of the
                          Board, Weirton Steel Corporation/3/ (April 1996 to present);
                          Member of the Board, Hollinger International, Inc./3/
                          (publishing) (September 1995 to present), HCL Technologies
                          Limited (information technology) (April 1999 to present), UBS
                          Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September
                          1995 to present); and Member, Textron Inc./3/ International
                          Advisory Council (July 1996 to present). Formerly, Partner,
                          McKinsey & Company (consulting) (1991-1994) and US Chief
                          Negotiator in Strategic Arms Reduction Talks (START) with former
                          Soviet Union and US Ambassador to the Federal Republic of
                          Germany (1985-1991); Member of the Board, Homestake Mining/3/
                          (mining and exploration) (1998-February 2001), Archer Daniels
                          Midland Company3 (agribusiness operations) (October 1996-June
                          2001) and Anchor Gaming (gaming software and equipment) (March
                          1999-December 2001).
---------------------------------------------------------------------------------------------------------
S. Leland Dill            Trustee, Phoenix Zweig Series Trust (since September 1989),             66
3/28/30                   Phoenix Euclid Market Neutral Funds (since May 1998) (registered
Trustee since 2002        investment companies); Retired (since 1986). Formerly, Partner,
                          KPMG Peat Marwick (June 1956-June 1986); Director, Vintners
                          International Company Inc. (wine vintner) (June 1989-May 1992),
                          Coutts (USA) International (January 1992-March 2000), Coutts
                          Trust Holdings Ltd., Coutts Group (private bank) (March
                          1991-March 1999); General Partner, Pemco (investment company)
                          (June 1979-June 1986).
---------------------------------------------------------------------------------------------------------
Martin J. Gruber          Nomura Professor of Finance, Leonard N. Stern School of                 66
7/15/37                   Business, New York University (since September 1964); Trustee,
Trustee since 2002        CREF (pension fund) (since January 2000); Director, Japan Equity
                          Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since
                          January 2000) and Singapore Fund, Inc. (since January 2000)
                          (registered investment companies). Formerly, Trustee, TIAA
                          (pension fund) (January 1996-January 2000); Director, S.G. Cowen
                          Mutual Funds (January 1985- January 2001).
---------------------------------------------------------------------------------------------------------
Joseph R. Hardiman        Private Equity Investor (January 1997 to present); Director,            66
05/27/37                  Corvis Corporation/3/ (optical networking equipment) (July 2000
Trustee since 2002        to present), Brown Investment Advisory & Trust Company
                          (investment advisor) (February 2001 to present), The Nevis Fund
                          (registered investment company) (July 1999 to present), and ISI
                          Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc.
                          (investment banking) (July 1998 to January 2004) and Director,
                          Circon Corp.3 (medical instruments) (November 1998-January
                          1999); President and Chief Executive Officer, The National
                          Association of Securities Dealers, Inc. and The NASDAQ Stock
                          Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown
                          & Sons Incorporated (now Deutsche Bank Securities Inc.)
                          (1985-1987); General Partner, Alex. Brown & Sons Incorporated
                          (now Deutsche Bank Securities Inc.) (1976-1985).
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                         Number of
Position with the                                                                            Funds in the
Fund and Length of Time   Principal Occupation(s) During Past 5 Years and Other              FundComplex
Served/1,2/               Directorships Held                                                 Overseen
---------------------------------------------------------------------------------------------------------
Richard J. Herring        Jacob Safra Professor of International Banking and Professor,           66
2/18/46                   Finance Department, The Wharton School, University of
Trustee since 2002        Pennsylvania (since July 1972); Director, Lauder Institute of
                          International Management Studies (since July 2000); Co-Director,
                          Wharton Financial Institutions Center (since July 2000).
                          Formerly, Vice Dean and Director, Wharton Undergraduate Division
                          (July 1995-June 2000).
---------------------------------------------------------------------------------------------------------
Graham E. Jones           Senior Vice President, BGK Realty, Inc. (commercial real estate)        66
01/31/33                  (since 1995); Trustee, 8 open-end mutual funds managed by Weiss,
Trustee since 1993        Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).
---------------------------------------------------------------------------------------------------------
Rebecca W. Rimel          President and Chief Executive Officer, The Pew Charitable Trusts        66
4/10/51                   (charitable foundation) (1994 to present); Executive Vice
Trustee since 2002        President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).
---------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.      Principal, Philip Saunders Associates (economic and financial          66
10/11/35                  consulting) (since November 1988). Formerly, Director,
Trustee since 2002        Financial Industry Consulting, Wolf & Company (consulting)
                          (1987-1988); President, John Hancock Home Mortgage Corporation
                          (1984-1986); Senior Vice President of Treasury and Financial
                          Services, John Hancock Mutual Life Insurance Company, Inc.
                          (1982-1986).
---------------------------------------------------------------------------------------------------------
William N. Searcy         Private investor since October 2003; Trustee of 18 open-end             66
09/03/46                  mutual funds managed by Sun Capital Advisers, Inc. (since
Trustee since 1993        October 1998). Formerly, Pension & Savings Trust Officer, Sprint
                          Corporation/3/ (telecommunications) (since November 1989).
---------------------------------------------------------------------------------------------------------
Robert H. Wadsworth       President, Robert H. Wadsworth Associates, Inc. (consulting             69
1/29/40                   firm) (May 1983 to present). Formerly, President and Trustee,
Trustee since 2002        Trust for Investment Managers (registered investment company)
                          (April 1999-June 2002). President, Investment Company
                          Administration, L.L.C. (January 1992*-July 2001); President,
                          Treasurer and Director, First Fund Distributors, Inc. (June
                          1990-January 2002); Vice President, Professionally Managed
                          Portfolios (May 1991-January 2002) and Advisors Series Trust
                          (October 1996-January 2002) (registered investment companies).

                          * Inception date of the corporation which was the predecessor to the LLC.
---------------------------------------------------------------------------------------------------------

Interested Trustee

---------------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                         Number of
Position with the                                                                            Funds in the
Fund and Length of Time   Principal Occupation(s) During Past 5 Years and Other              FundComplex
Served/1,2/               Directorships Held                                                 Overseen
---------------------------------------------------------------------------------------------------------
Richard T. Hale/4/        Managing Director, Deutsche Investment Management Americas Inc.        201
7/17/45                   (2003 to present); Managing Director, Deutsche Bank Securities
Chairman and Trustee      Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche
since 2002                Asset Management (1999 to present); Director and President,
Chief Executive           Investment Company Capital Corp. (registered investment advisor)
Officer since 2003        (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income
                          Fund (2000 to present) (registered investment companies);
                          Director, Scudder Global Opportunities Fund (since 2003);
                          Director/Officer, Deutsche/Scudder Mutual Funds (various dates);
                          President, Montgomery Street Securities, Inc. (2002 to present)
                          (registered investment companies); Vice President, Deutsche
                          Asset Management, Inc. (2000 to present); formerly, Director,
                          ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
 ---------------------------------------------------------------------------------------------------------

Officers

---------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time   Principal Occupation(s) During Past 5 Years and Other
Served/1,2/               Directorships Held
---------------------------------------------------------------------------------------------------------
Brenda Lyons/5/           Managing Director, Deutsche Asset Management.
2/21/63
President since 2003
---------------------------------------------------------------------------------------------------------
Kenneth Murphy/5/         Vice President, Deutsche Asset Management (September 2000-present). Formerly,
10/13/63                  Director, John Hancock Signature Services (1992-2000).
Vice President and
Anti-Money
Laundering Compliance
Officer since 2002
---------------------------------------------------------------------------------------------------------
Charles A. Rizzo/5/       Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice
8/5/57                    President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank
Treasurer and Chief       Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now
Financial Officer         PricewaterhouseCoopers LLP) (1993-1998).
since 2002
---------------------------------------------------------------------------------------------------------
Salvatore Schiavone/5/    Director, Deutsche Asset Management.
11/03/65
Assistant Treasurer
since 2003
---------------------------------------------------------------------------------------------------------
Lucinda Stebbins/5/       Director, Deutsche Asset Management.
11/19/45
Assistant Treasurer
since 2003
---------------------------------------------------------------------------------------------------------
Kathleen Sullivan         Director, Deutsche Asset Management.-
D'Eramo/5/
1/27/57
Assistant Treasurer
since 2003
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time   Principal Occupation(s) During Past 5 Years and Other
Served/1,2/               Directorships Held
---------------------------------------------------------------------------------------------------------
John Millette/5/          Director, Deutsche Asset Management.
8/23/62
Secretary since 2003
---------------------------------------------------------------------------------------------------------
Daniel O. Hirsch          Managing Director, Deutsche Asset Management (2002-present) and Director,
3/27/54                   Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset
Assistant Secretary       Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche
since 2003                Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States
                          Securities and Exchange Commission (1993-1998).
---------------------------------------------------------------------------------------------------------
Caroline Pearson/5/       Managing Director, Deutsche Asset Management.
4/1/62
Assistant Secretary
since 2002
---------------------------------------------------------------------------------------------------------
Bruce A. Rosenblum        Director, Deutsche Asset Management.
9/14/60
Vice President since
2003 and Assistant
Secretary since 2002
---------------------------------------------------------------------------------------------------------

/1/ Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to Fund operations is One South Street, Baltimore, MD 21202.

/2/ Length of time served represents the date that each Trustee or Officer first began serving in that position with the Trust of which this Fund is a series.

/3/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

/4/  Mr. Hale is a Trustee who is an "interested person" within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.

/5/  Address: Two International Place, Boston, MA 02110.

          Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officers' Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy     Vice President
Caroline Pearson   Secretary

Trustee Ownership in the Fund/1/

                                                       Aggregate Dollar Range of
                                                     Ownership as of December 31,
                       Dollar Range of Beneficial    2003 in all Funds Overseen by
Trustee                  Ownership in the Fund      Trustee in the Fund Complex/2/
--------------------   --------------------------   ------------------------------
Independent Trustees

Richard R. Burt              None                           over $100,000

                                                       Aggregate Dollar Range of
                                                     Ownership as of December 31,
                       Dollar Range of Beneficial    2003 in all Funds Overseen by
Trustee                  Ownership in the Fund      Trustee in the Fund Complex/2/
--------------------   --------------------------   ------------------------------
Independent Trustees


S. Leland Dill               None                           over $100,000
Martin J. Gruber             $10,001-$50,000                over $100,000
Joseph R. Hardiman           None                           over $100,000
Richard J. Herring           None                           over $100,000
Graham E. Jones              $50,001-$100,000               over $100,000
Rebecca W. Rimel             None                           over $100,000
Philip Saunders, Jr.         None                           over $100,000
William N. Searcy            None                           over $100,000
Robert H. Wadsworth          None                           over $100,000


Interested Trustee

Richard T. Hale              None                           over $100,000

/1/ The amount shown includes share equivalents of funds in which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

/2/ Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Trustee's economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.



Ownership in Securities of the Advisors and Related Companies

          As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                     Value of      Percent of
                        Owner and                                 Securities on   Class on an
                       Relationship                                an Aggregate    Aggregate
Independent Trustee     to Trustee    Company    Title of Class       Basis          Basis
--------------------   ------------   -------    --------------   -------------   -----------
Richard R. Burt            --           None           --               --             --
S. Leland Dill             --           None           --               --             --
Martin J. Gruber           --           None           --               --             --
Joseph R. Hardiman         --           None           --               --             --
Richard Herring            --           None           --               --             --
Graham E. Jones            --           None           --               --             --
Rebecca W. Rimel           --           None           --               --             --
Philip Saunders, Jr.       --           None           --               --             --
William N. Searcy          --           None           --               --             --
Robert H. Wadsworth        --           None           --               --             --

          As of December 31, 2003, the Trust's Trustees and Officers as a group owned less than 1% of the Fund's outstanding shares.

          To the Fund's knowledge, as of January 9, 2004, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below:

-------------------------------------------------------------------------------
                                                                 Percentage of
                                                     Total        Outstanding
Class                    Name of Shareholder      Shares Held   Shares of Class
-------------------------------------------------------------------------------
Class A               MLPF&S For the Sole             99,696          10%
                      Benefit Of Its Customers
                      Attn Fund Adm
                      (97HB3)
                      4800 Deer Lake Dr E
                      FL2
                      Jacksonville, FL
                      32246-6484
-------------------------------------------------------------------------------
Institutional Class   Charles Schwab & Co. Inc.    2,161,558          52%
                      Special Custody Account
                      Mutual Funds Department
                      101 Montgomery St
                      San Francisco, CA
-------------------------------------------------------------------------------
Institutional Class   National Financial             595,243          14%
                      Services Corp.
                      For the Exclusive Benefit
                      of Our Customers
                      Attn Mutual Fds-No
                      Loads -5th Fl
                      200 Liberty St
                      New York, NY  10281-1003
-------------------------------------------------------------------------------
Institutional Class   PFPC Wrap Services             451,892          11%
                      FBO Neuberger
                      Berman
                      760 Moore Rd
                      King of Prussia, PA
                      19406-1212
-------------------------------------------------------------------------------
Class C               Citigroup Global Markets       187,689          35%
                      Inc.
                      00109801250
                      Attn Peter Booth 7th Fl
                      333 W 34th St
                      New York, NY  10001-2402
-------------------------------------------------------------------------------
Investment Class      Charles Schwab & Co. Inc.      351,654          36%
                      Special Custody Account
                      Mutual Funds Department
                      101 Montgomery St
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                      San Francisco, CA
-------------------------------------------------------------------------------
Investment Class      National Financial             113,672          12%
                      Services Corp. For The
                      Exclusive Benefit Of Our
                      Customers
                      Attn Mutual Fds-No
                      Loads-5th Fl
                      200 Liberty St
                      New York, NY
                      10281-1003
-------------------------------------------------------------------------------

Information Concerning Committees and Meetings of Trustees

          The Boards of Trustees of the Trusts met six times during the calendar year ended December 31, 2003 and each Trustee attended at least 75% of the meetings of the Boards and meetings of the Committees of the Boards of Trustees on which such Trustee served.

          Board Committees. The Trust's Board currently has the following committees:

          Audit and Compliance Committee. The Audit and Compliance Committee selects the independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit and Compliance Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit and Compliance Committee are S. Leland Dill (Chair) and all of the Independent Trustees. The Audit Committee met seven times during the calendar year ended December 31, 2003.

          Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the calendar year ended December 31, 2003.

          Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Fund in accordance with the Fund's Valuation Procedures. Messrs. Hale, Saunders (Chair) and Wadsworth are members of the Committee with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met four times during the calendar year ended December 31, 2003.

          Additional Committees. On February 25, 2003, the Board of Trustees organized a Fixed Income Committee, an Equity Committee and an Operations Committee. The members of the Fixed Income Committee are Messrs. Jones and Searcy (Chair) and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman (Chair) and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth (Chair). The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Fund. The Fixed Income Committee met five times, the Equity Committee met five times and the Operations Committee met eight times during the calendar year ended December 31, 2003.

          Remuneration. Officers of the Fund receive no direct remuneration from the Fund. Officers and Trustees of the Fund who are officers or trustees of the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services, each Trustee who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Trustee") receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

          Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the Fund Complex during the calendar year 2003.

                                                                      Total Compensation Paid
                                              Pension or Retirement    to Trustees from the
                          Compensation from    Benefits Accrued as       Fund and the Fund
Name of Trustee                the Fund       Part of Fund Expenses          Complex/1/
-----------------------   -----------------   ---------------------   -----------------------
Richard R. Burt                  $670                   $0                    $168,640
S. Leland Dill                   $691                   $0                    $141,000
Martin J. Gruber                 $671                   $0                    $140,939
Richard T. Hale                  $  0                   $0                    $      0
Joseph R. Hardiman/2/            $671                   $0                    $136,000
Richard J. Herring/2/            $682                   $0                    $139,390
Graham E. Jones                  $671                   $0                    $136,000
Rebecca W. Rimel/2/              $691                   $0                    $142,780
Philip Saunders, Jr./2/          $669                   $0                    $135,970
William N. Searcy                $670                   $0                    $136,000
Robert H. Wadsworth              $671                   $0                    $170,000

/1/ During calendar year 2003, the total number of funds overseen by each Trustee was 68 funds except for Messrs. Burt (70 funds), Gruber (69 funds), Hale (201 funds), and Wadsworth (71 funds).

/2/ Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $124,889, $48,150, $33,803 and $122,498, respectively, was deferred pursuant to a deferred compensation plan.

     Certain funds in the fund Complex, including this Fund, have adopted a Retirement Plan for Trustees who are not employees of the Trust, the Trust's Administrator or its respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.


     Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.


        Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Years of Service                     Chairmen of Audit and Executive Committees                    Other Participants
----------------                     ------------------------------------------                    ------------------

6 years                                                $4,900                                            $3,900

7 years                                                $9,800                                            $7,800

8 years                                                $14,700                                          $11,700

9 years                                                $19,600                                          $15,600

10 years or more                                       $24,500                                          $19,500

     Effective February 12, 2001, the Board of Trustees of the Trust, as well as each fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee's election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.


     Any Trustee who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Wadsworth, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

          The Fund, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Investment Advisor

          Deutsche Asset Management, Inc., 345 Park Avenue, New York, New York 10154, acts as the investment advisor to the Fund pursuant to the terms of an Investment Advisory Agreement, dated July 30, 2002 (the "Investment Advisory Agreement"). Pursuant to the Investment Advisory Agreement, the Advisor supervises and assists in the management of the assets of the Fund and furnishes the Fund with research, statistical, advisory and managerial services. The Advisor pays the ordinary office expenses of the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Advisor. Under the Investment Advisory Agreement, the Trust, on behalf of the Fund, is obligated to pay the Advisor a monthly fee at an annual rate of 1.50% of the Fund's average daily net assets. The Fund's advisory fee is paid monthly and will be prorated if the Advisor shall not have acted as the Fund's investment advisor during the entire monthly period.

          The Advisor and the Administrator have contractually agreed for the 16-month period from the Fund's most recently completed fiscal year to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in the Fund's Prospectuses. Only the Fund's Board of Trustees may change this contractual fee waiver. For the fiscal years ended September 2003, 2002 and 2001, the Fund paid the Advisor net advisory fees of $988,680, $667,184 and $557,351, respectively.

          The Investment Advisory Agreement between Deutsche Asset Management, Inc. and the Trust on behalf of the Fund was most recently approved on August 21, 2003, by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to such Investment Advisory Agreement or "interested persons" of any such parties. The Investment Advisory Agreement will continue in effect, with respect to the Fund, only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" of any such parties, or by a vote of a majority of the outstanding shares of the Fund. The Investment Advisory Agreement is terminable by vote of the Board of Trustees, or, with respect to the Fund, by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Advisor. The Advisor may terminate the Investment Advisory Agreement at any time without penalty on 60 days' written notice to the Trust. The Investment Advisory Agreement terminates automatically in the event of its "assignment" (as such term is defined in the 1940 Act).

          The Investment Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the performance of the Advisor's obligations under the Investment Advisory Agreement with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

          Deutsche Asset Management, Inc. is registered with the SEC as an investment advisor and provides a full range of investment advisory services to institutional clients. Deutsche Asset Management, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment-banking group.

Advisory Contract Approval

          In approving the Fund's Investment Advisory Agreement, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to the Fund; (2) the Advisor's compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Fund and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from (i) arrangements to sweep the Fund's excess cash at the end of the day into an affiliated money market fund and (ii) the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund. After requesting and reviewing such information as the Trustees deemed necessary, the Board concluded that the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Portfolio Management

          The Fund is managed by a team of investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisors believe its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund's Prospectuses, as of the date of the Fund's Prospectuses. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Portfolio Turnover

          It is estimated that, under normal circumstances, the portfolio turnover rate of the Fund will not exceed 150%. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to the Fund. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions which are taxable to shareholders as ordinary income).

          The Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. For the fiscal years ended September 30, 2003 and 2002, the portfolio turnover rates for the Fund were 74% and 66%, respectively.

Administrator

          Deutsche Asset Management, Inc. (the "Administrator"), 345 Park Avenue, New York, New York 10154, serves as the Trust's administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the SEC and state securities commissions; and provide accounting and bookkeeping services for the Fund, including the computation of the Fund's net asset value, net investment income and net realized capital gains, if any.

          For its services under the Administration Agreement, the Administrator receives a monthly fee at 0.22% of the annual aggregate average daily net assets of the Fund. The Administrator pays Accounting Agency and Transfer Agency fees out of the administration fee. For the fiscal years ended September 30, 2003, 2002, and 2001, the Fund paid the Administrator administration fees of $200,237, $142,932 and $84,678, respectively.

          The Administration Agreement provides that the Administrator shall not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Distributor

          The Trust, on behalf of the Fund, has entered into a distribution agreement (the "Distribution Agreement") pursuant to which Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606 ("SDI" or the "Distributor"), as agent, serves as principal underwriter for the continuous offering of shares of the Fund. SDI, an affiliate of the Advisor, is a wholly owned subsidiary of Deutsche Bank AG. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of the Fund, although it is not obligated to sell any particular amount of shares. Class A, B and C shares of the Fund are subject to sales loads and distribution fees.

          The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of such parties. The Distribution Agreement was most recently approved on August 21, 2003 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of any such parties. The Distribution Agreement is terminable, as to the Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.

          Class A, B and C Shares Only. With respect to Class A, B and C shares of the Fund, the Trust may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institution's ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Trust may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

          As compensation for providing distribution and shareholder services as described above for the Class A shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution and shareholder services as described above for the Class B and C shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net assets. In addition, with respect to the Class B and C shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. For the fiscal year ended September 30, 2003, the Fund paid shareholder servicing and distribution fees as follows:

Shareholder Servicing Fee    Total   Effective Rate
-------------------------   ------   --------------
Class B                     $4,096        0.25%
Class C                     $5,257        0.25%

Distribution Fee    Total
----------------   -------
Class A            $13,595
Class B            $12,290
Class C            $15,770

          Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board and approved by its shareholders. The Fund has adopted plans of distribution for its Class A, B and C Shares (the "Plans"). Under each plan, the Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

          In approving the Plans, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Trustees make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the Fund's outstanding shares.

          During the continuance of the Plans, the Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

          Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plans do not provide for any charges to the Fund for excess amounts expended by the Distributor and, if any of the Plans is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, the Distributor pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

          During the fiscal year ended September 30, 2003, the Distributor received commissions on the sale of the Fund's Class A and Class C shares and contingent deferred sales charges on the Fund's Class A, Class B and Class C shares as follows:

Class A Commissions                        $96,646
Class C Commissions                        $17,787
Class A Contingent Deferred Sales Charge   $     0
Class B Contingent Deferred Sales Charge   $ 3,200
Class C Contingent Deferred Sales Charge   $   531

Transfer Agent

          SISC serves as the Fund's transfer and dividend disbursing agent. As the Fund's transfer agent, SISC (i) maintains record shareholder accounts and
(ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of the Fund. Prior to December 16, 2002 Investment Company Capital Corp. ("ICCC") acted as the Fund's transfer and dividend disbursing agent. SISC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation.

          Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Fund.

Custodian

          State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian
(i) maintains separate accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning the Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Fund. Prior to April 7, 2003, Brown Brothers Harriman & Co. served as the Fund's custodian.

Counsel and Independent Auditors

          Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as Counsel to the Trust and the Fund. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110 acts as Independent Auditors of the Trust and the Fund.

Expenses of the Trust

          The expenses borne by the Fund include: (i) fees and expenses of any investment advisor and any administrator of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Fund; (viii) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Advisor; (x) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.

Service Plan
(Investment Class Shares Only)

          The Fund has adopted a service plan (the "Service Plan") with respect to its Investment Class shares which authorizes it to compensate Service Organizations whose customers invest in Investment Class shares of the Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Service Plan, the Fund may enter into agreements with Service Organizations ("Service Agreements"). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment Class shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the Investment shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares;
(v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment Class shares; (vi) retirement plan participant level record keeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Service Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily valuation services to the plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and (xi) providing prospectuses, proxy materials and other documents of the Fund to participants as may be required by law. In the event that the Service Plan is terminated, Investment Class shares will be converted to Institutional Class shares of the Fund.

          As compensation for such services, each Service Organization of the Fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund's Investment Class shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

          In accordance with the terms of the Service Plan, the Officers of the Trust provide periodically to the Trust's Board of Trustees for their review a written report of the Service Plan and the purpose for which such expenditures were made. In the Trustees' services performed by and fees paid to each Service Organization under the Service Agreements and Service Plan.

          For the year ended September 30, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee    Total    Effective Rate
-------------------------   -------   --------------
Investment Class            $35,074        0.25%

          Pursuant to the Plan, Investment Class shares of the Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the Fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

          Conflict of interest restrictions (including ERISA) may apply to a Service Organization's receipt of compensation paid by the Fund in connection with the investment of fiduciary assets in Investment shares of the Fund. Service Organizations that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions are urged to consult their own legal advisors before investing fiduciary assets in Investment shares and receiving service fees.

          The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

          Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

          Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan.
Section 3(14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

          In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under the Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

                            ORGANIZATION OF THE TRUST

          The Trust was formed as a business trust under the laws of the State of Delaware under the name "Morgan Grenfell Investment Trust" on September 13, 1993, and commenced investment operations on January 3, 1994. The Fund assumed its current name on May 16, 2003. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Fund described in this SAI and nine additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established five classes of shares: Investment shares, Institutional shares, Class A, Class B and Class C shares.

          The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that Investment Class shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment Class shares of the Fund have exclusive voting rights with respect to the service plan adopted by their class and holders of each of the Classes A, B and C shares of the Fund have exclusive voting rights with respect to the Plan adopted by their class.

          When issued, shares of the Fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares of the Fund entitle their holders to one vote for each full share held and to a fractional vote for fractional shares, are freely transferable and have no preemptive, subscription or conversion rights (other than the automatic conversion of Class B shares into Class A shares).

          Shares of the Fund will be voted separately with respect to matters pertaining to that class of the Fund except for the election of Trustees and the ratification of independent auditors. For example, shareholders of the Fund are required to approve the adoption of any investment advisory agreement relating to the Fund and any change in the fundamental investment restrictions of the Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

          In the event of a liquidation or dissolution of the Trust or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to the Fund. Shareholders of the Fund are entitled to participate in the net distributable assets of the Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

Shareholder and Trustee Liability

          The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that the Fund will not be liable for the debts or obligations of any other fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees.

          The Declaration of Trust provides for indemnification by the Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                      TAXES

          The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

          Taxation of the Fund. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

(b) The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.

(c) The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

          If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

          The Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

          Taxation of Fund Distributions. Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

          Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

          For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

          In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.

          If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

          Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

          All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

          Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

          Dividends Received Deduction. Dividends from domestic corporations may comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

          Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of the Fund's total assets will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders their proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for, such foreign taxes.

          Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

          Tax Effects of Certain Transactions. The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

          Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

          The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

          Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in real estate investment trusts that hold residual interests in real estate mortgage investment conduits; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

          Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

          Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

          Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

          Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                             PROXY VOTING GUIDELINES

          The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines"), for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

     . Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

     . Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

     . Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

     . Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

     . Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

          The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

          Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

          The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

          The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

          As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

          Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

                              FINANCIAL STATEMENTS

          Registration Statement. The Trust has filed with the SEC a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Fund and certain other series of the Trust. If further information is desired with respect to the Trust, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

          The audited financial statements for the Fund for the year ended September 30, 2003 are included in and incorporated by reference into this Statement of Additional Information in reliance upon the report of PricewaterhouseCoopers LLP, the Fund's independent auditors.

          Annual and Semi-Annual Reports. Shareholders of the Fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in Institutional shares of the Fund and dividends and distributions paid by the Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. The Transfer Agent will provide a year-to-date statement.

                                    APPENDIX

                   THE ADVISOR'S MICRO CAP INVESTMENT RESULTS

          Set forth below are investment results for the Fund and a composite of accounts managed by the Micro Cap Equity Team of the Advisor in accordance with the Micro Cap investment strategy (the "DeAM, Inc. Micro Cap Composite"). For comparison purposes, performance information is also shown for the Fund and the Russell 2000 (an index of small capitalization stocks). The Russell 2000 is comprised of issuers that are ranked according to market capitalization in the bottom 10% of the US equity market. In contrast, the Fund's principal investments are common stocks of issuers that are ranked (at time of purchase) in the bottom 5% of the US equity market.

          Each of the Advisor's discretionary, micro cap accounts (other than the Fund, which commenced operations on December 18, 1996) is included in the DeAM, Inc. Micro Cap Composite. These accounts had the same investment objective as the Fund and were managed using substantially similar, though not necessarily identical, investment strategies and techniques as those contemplated for the Fund. Because of the similarities in investment strategies and techniques, the Advisor believes that the accounts included in the DeAM, Inc. Micro Cap Composite are sufficiently comparable to the Fund to make the performance data listed below relevant to prospective investors.

          The investment results below for the DeAM, Inc. Micro Cap Composite do not include the Fund's investment results and are not intended to predict or suggest the returns that will be experienced by the Fund or the return an investor may achieve by investing in shares of the Fund. Most of the accounts included in the DeAM, Inc. Micro Cap Composite were not subject to the investment limitations, diversification requirements and other restrictions imposed on registered mutual funds by the 1940 Act and the Code. If more of the accounts had been subject to these requirements, the performance of the DeAM, Inc. Micro Cap Composite might have been lower.

          The investment results of the DeAM, Inc. Micro Cap Composite were calculated in accordance with the Association for Investment Management and Research (AIMR) Performance Presentation Standards and are shown net of commissions and transaction costs (including custody fees) and net of the investment advisory fee charged to accounts included in the Composite (1.50%). AIMR has not been involved with the preparation or review of this report. The Fund's estimated total annual operating expenses are higher than the investment advisory fee charged to accounts included in the DeAM, Inc. Micro Cap Composite. As a result, it is expected that fees and expenses will reduce the Fund's performance to a greater extent than investment advisory fees have reduced the performance of accounts included in the DeAM, Inc. Micro Cap Composite.

         Performance of DeAM, Inc. Micro Cap Composite and Russell 2000

                     COMPOSITE SIZE-WEIGHTED RATES OF RETURN
                         DeAM, INC. MICRO CAP COMPOSITE

Year   Net of Fees/(a)/   Russell 2000
----   ----------------   ------------
2003         41.85%           47.25%
2002        -28.62%          -20.48%
2001         17.76%            2.49%
2000          3.07%           -3.02%
1999         75.56%           21.26%
1998         -0.21%           -2.55%
1997         18.68%           22.36%
1996         50.83%           16.49%
1995         54.29%           28.44%
1994        -16.50%           -1.82%
1993         18.51%           18.91%

/(a)/ Rates of Return - Net are calculated using a monthly fee ratio of 12.50 basis points.

                                      -54-


                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                February 1, 2004

INVESTMENT ADVISOR and ADMINISTRATOR
Deutsche Asset Management, Inc.
345 Park Avenue
New York, NY 10154

DISTRIBUTOR
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT
Scudder Investments Service Company
222 South Riverside Plaza
Chicago, IL 60606

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

LEGAL COUNSEL
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

No person has been authorized to give any information to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

CUSIP #
          Class A 81116P 634
          Class B 81116P 626
          Class C 81116P 618

          Institutional Class 81116P 592

          Investment Class 81116P 584

                                      -55-